Exhibit 10.1

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

AMENDED AND RESTATED

A350-900 PURCHASE AGREEMENT

Dated as of 1 September 2017

between

AIRBUS S.A.S.,

as Seller

and

UNITED AIRLINES, INC.

as Buyer

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0	DEFINITIONS

1	SALE AND PURCHASE

2	SPECIFICATION

3	PRICE

4	PRICE REVISION

5	PAYMENT TERMS

6	MANUFACTURE PROCEDURE - INSPECTION

7	CERTIFICATION

8	TECHNICAL ACCEPTANCE

9	DELIVERY

10	EXCUSABLE DELAY AND TOTAL LOSS

11	INEXCUSABLE DELAY

12	WARRANTIES AND SERVICE LIFE POLICY

13	PATENT AND COPYRIGHT INDEMNITY

14	TECHNICAL DATA AND SOFTWARE SERVICES

15	SELLER REPRESENTATIVE SERVICES

16	TRAINING SUPPORT AND SERVICES

17	EQUIPMENT SUPPLIER PRODUCT SUPPORT

18	BUYER FURNISHED EQUIPMENT

19	INDEMNITIES AND INSURANCE

20	TERMINATION

21	ASSIGNMENTS AND TRANSFERS

22	MISCELLANEOUS PROVISIONS

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EXHIBITS

EXHIBIT A	STANDARD SPECIFICATION

EXHIBIT A-1	A350-900 STANDARD SPECIFICATION

EXHIBIT A-2	A350-1000 STANDARD SPECIFICATION

EXHIBIT B	SPECIFICATION CHANGE NOTICES

EXHIBIT B-1	FORM OF SPECIFICATION CHANGE NOTICE

EXHIBIT B-2	LISTS OF SPECIFICATION CHANGE NOTICES

EXHIBIT B-3	FORM OF MANUFACTURER SPECIFICATION CHANGE NOTICE

EXHIBIT C	SELLER PRICE REVISION FORMULA

EXHIBIT D	FORM OF CERTIFICATE OF ACCEPTANCE

EXHIBIT E	FORM OF BILL OF SALE

EXHIBIT F	SELLER SERVICE LIFE POLICY – LIST OF ITEMS COVERED

EXHIBIT G	TECHNICAL DATA INDEX

EXHIBIT H	GENERAL TERMS AND CONDITIONS OF ACCESS TO AND USE OF AIRBUS WORLD

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AMENDED AND RESTATED A350-900 PURCHASE AGREEMENT

This Amended and Restated A350-900 Purchase Agreement is made as of 1 September, 2017 between

AIRBUS S.A.S., a société par actions simplifiée, organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond-Point Emile Dewoitine, 31700 BLAGNAC, FRANCE (hereinafter referred to as the “Seller”),

and

UNITED AIRLINES, INC. a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 233 South Wacker Drive, Chicago, Illinois 60606 (hereinafter referred to as the “Buyer”).

WHEREAS the Buyer and the Seller have entered into an Airbus A350-900XWB Purchase Agreement, ref. CT0900252, dated as of March 5th, 2010, as amended and supplemented from time to time (the “Original A350XWB PA”) relating to, inter alia, the sale by the Seller and the purchase by the Buyer of certain A350-1000 aircraft (the “Original A350XWB Order”);

WHEREAS the Buyer and the Seller agree to modify the Buyer’s Original A350XWB Order so that it consists of a firm order for certain A350-900 aircraft (the “New A350-900 Order”) under the terms and conditions provided herein;

WHEREAS the Buyer and the Seller wish to amend and restate the Original A350XWB PA to read in its entirety as set forth herein.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

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0 -	DEFINITIONS

For all purposes of this Agreement (defined below), except as otherwise expressly provided, the following terms will have the following meanings:

A350-900 Aircraft – any or all of the Airbus A350-900 model aircraft to be sold by the Seller and purchased by the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon delivery.

A350-1000 Aircraft – any or all of the Airbus A350-1000 model aircraft to be sold by the Seller and purchased by the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon delivery.

A350-900 ULR Aircraft – any or all of the Airbus A350-900 ultra-long range model aircraft to be sold by the Seller and purchased by the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon delivery.

A350-900 Standard Specification – the A350-900 standard specification document ***, a copy of which is annexed hereto as Exhibit A-1.

A350-1000 Standard Specification – the A350-1000 standard specification document ***, a copy of which is annexed hereto as Exhibit A-2.

ACS – as defined in Clause 2.1.

Affiliate - with respect to any person or entity, any other person or entity directly or indirectly controlling, controlled by or under common control with such person or entity.

Agreement - this Amended and Restated A350-900 Purchase Agreement, including all exhibits and appendices attached hereto, as the same may be amended or modified and in effect from time to time.

Airbus Contracted Suppliers Equipment or ACS Equipment – as defined in Clause 2.1.

Airbus Contracted Suppliers or ACS Suppliers – the suppliers of Airbus Contracted Supplier Equipment selected by the Buyer.

Airbus World – as defined Clause 14.4.1.

Aircraft - any or all of the A350-900 Aircraft, the A350-1000 Aircraft and the A350-900 ULR Aircraft, to be sold by the Seller and purchased by the Buyer pursuant to this Agreement.

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Airframe – any Aircraft, excluding the Propulsion Systems therefor, but including the nacelles and thrust reversers.

Aircraft Training Services - all flight support services that are performed on an aircraft including but not limited to any and all training courses, flight training, flight assistance, line training, line assistance and more generally all flights of any kind performed by the Seller, its agents, employees or subcontractors, and maintenance support, maintenance training (including Practical Training) and training support of any kind provided to the Buyer pursuant to this Agreement.

AACS – Airbus Americas Customer Services, Inc., a corporation organized and existing under the laws of Delaware, having its registered office located at 2550 Wasser Terrace, Suite 9100, Herndon, VA 20171, or any successor thereto.

ATA Specification – recommended specifications developed by the Air Transport Association of America reflecting consensus in the commercial aviation industry on accepted means of communicating information, conducting business, performing operations and adhering to accepted practices.

Aviation Authority – when used with respect to any jurisdiction, the government entity that, under the laws of such jurisdiction, has control over civil aviation or the registration, airworthiness or operation of civil aircraft in such jurisdiction.

Balance of the Final Price of the Aircraft – the amount payable by the Buyer to the Seller on the Delivery Date for an Aircraft after deducting from the Final Price of the Aircraft the amount of all Predelivery Payments received by the Seller from the Buyer in respect of such Aircraft on or before the Delivery Date for such Aircraft, and not applied pursuant to Clause 5.6 to any other amount owed by the Buyer to the Seller.

Base Price – for any Aircraft or SCN, its base price, as more completely described in Clause 3.1.

Business Day - with respect to any action to be taken hereunder, a day other than a Saturday, Sunday or other day designated as a holiday in the jurisdiction(s) in which such action is required to be taken.

Buyer Furnished Equipment (BFE) - as defined in Clause 18.1.1

Certificate of Acceptance - as defined in Clause 8.3.

Commitment Fee - the commitment fee amount described in Clause 5.3.

Contractual Definition Freeze or CDF – as defined in 2.4.2

Customization Milestones Chart – as defined in 2.4.1

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Delivery - the transfer of title to the Aircraft from the Seller to the Buyer in accordance with Clause 9.

Delivery Date - the date on which Delivery occurs.

Delivery Location - the facilities of the Seller at the location of final assembly of the Aircraft, which is currently at Airbus Operations S.A.S. works in Toulouse, France.

Development Changes - as defined in Clause 2.2.2.

DGAC - the Direction Générale de l’Aviation Civile of France or any successor thereto.

EASA - European Aviation Safety Agency or any successor thereto.

Excusable Delay - as defined in Clause 10.1.

Export Certificate of Airworthiness - an export certificate of airworthiness issued by the Aviation Authority of the Delivery Location.

FAA - the U.S. Federal Aviation Administration, or any successor thereto.

Family ADD - as the context requires, either the A350XWB Family Aircraft Description Document – ***, or any ***.

Final Price of the Aircraft - as defined in Clause 3.3.

Goods and Services - any goods, excluding Aircraft or aircraft, and services that may be purchased by the Buyer from the Seller or its designee.

Inexcusable Delay - as defined in Clause 11.1.

In-Flight Consulting – advisory services, provided at the Buyer’s request that are performed on an Aircraft by a Seller Representative, or other designee of the Seller, at commercial terms to be agreed on a case by case basis.

In-Flight Entertainment (IFE) – as defined in Clause 18.1.2.2.

LBA - Luftfahrt-Bundesamt of Germany or any successor thereto

Manufacture Facilities - the various manufacture facilities of the Seller, its Affiliates or any subcontractor, where the Airframe or its parts are manufactured or assembled

Manufacturer Specification Change Notice (MSCN) - as defined in Clause 2.2.2.1

Predelivery Payment - any of the payments determined in accordance with Clause 5.2.

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Predelivery Payment Reference Price - as defined in Clause 5.2.2.

Propulsion Systems – with respect to an Aircraft of any type, a set of engines as specified in Clause 2.3.

Propulsion Systems Manufacturer - means the manufacturer of the Propulsion Systems.

Ready for Delivery – with respect to any Aircraft, when (i) the Technical Acceptance Process has been successfully completed for an Aircraft and (ii) the Export Certificate of Airworthiness has been issued for such Aircraft

Scheduled Delivery Month - as defined in Clause 9.1.1.

Scheduled Delivery Quarter – as defined in Clause 9.1.

Scheduled Delivery Period – for any given Aircraft, its Scheduled Delivery Quarter or Scheduled Delivery Month, as applicable.

Seller Price Revision Formula - the price revision formula set forth in Exhibit C

Seller Representatives - the representatives of the Seller referred to in Clause 15

Service Life Policy - as defined in Clause 12.2.

Specification – the Standard Specification for the Aircraft, as amended by all applicable SCNs.

Specification Change Notice (SCN) - as defined in Clause 2.2.1.

Standard Specification – the A350-900 Standard Specification or the A350-1000 Standard Specification, as applicable.

Supplier - any supplier of Supplier Parts.

Supplier Part - any component, equipment, accessory or part installed in an Aircraft at the time of Delivery thereof, not including the Propulsion Systems or Buyer Furnished Equipment, for which there exists a Supplier Product Support Agreement.

Supplier Product Support Agreement - an agreement between the Seller and a Supplier containing, among other things, enforceable and transferable warranties (and in the case of landing gear suppliers, service life policies for selected structural landing gear elements).

Technical Data - as defined in Clause 14.1

Termination Event - as defined in Clause 20.1

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Total Loss - as defined in Clause 10.4

Training Conference - as defined in Clause 16.1.3

Type Certificate - as defined in Clause 7.1

Warranted Part - as defined in Clause 12.1.1

Warranty Claim - as defined in Clause 12.1.7(v)

Warranty Period – as defined in Clause 12.1.3

The terms “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement, and not a particular Clause thereof. The definition of a singular will apply to plurals of the same words.

Except as provided in Clause 22.6.4, references in this Agreement to an exhibit, schedule, article, section, subsection or clause refer to the appropriate exhibit or schedule to, or article, section, subsection or clause in this Agreement.

Each agreement defined in this Clause 0 will include all appendixes, exhibits and schedules thereto. If the prior written consent of any person is required hereunder for an amendment, restatement, supplement or other modification to any such agreement and the consent of each such person is obtained, references in this Agreement to such agreement shall be to such agreement as so amended, restated, supplemented or modified.

References in this Agreement to any statute, regulation or other law will be to such statute, regulation or other law, as amended or modified and in effect at the time any such reference is operative.

The term “including” when used in this Agreement means “including without limitation” except when used in the computation of time periods.

Technical and trade terms not otherwise defined herein will have the meanings assigned to them as generally accepted in the aircraft manufacturing industry.

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1 -	SALE AND PURCHASE

The Seller will sell and deliver to the Buyer, and the Buyer will purchase and take delivery of all of the forty-five (45) A350-900 Aircraft from the Seller, subject to the terms and conditions in this Agreement.

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2 -	SPECIFICATION

2.1	Aircraft Specification

2.1.1	Aircraft Standard Specification and design weights

The Aircraft will be manufactured in accordance with the Specification.

2.1.1.1	A350-900 Aircraft

At the time of signature of this Agreement, the design development of the A350-900 Aircraft is finalized and the aircraft definition corresponding to the Base Price of the A350-900 set forth in Clause 3.1.1 of the Agreement is as set forth in the Seller’s current reference document, the A350-900 Standard Specification.

The estimated Manufacturer’s Weight Empty (MWE) as set forth in paragraph *** of the A350-900 Standard Specification has been *** (expressed in metric tons).

In accordance with the A350-900 Standard Specification, the design weights (expressed in metric tons) (Maximum Take-off Weight (“MTOW”), Maximum Landing Weight (“MLW”) and Maximum Zero Fuel Weight (“MZFW”)) applicable to the A350-900 Aircraft are as follows:

	MTOW	MLW	MZFW
A350-900 Aircraft	***	***	***

Notwithstanding the foregoing, the Buyer has elected that the A350-900 Aircraft be manufactured with the ***:

	MTOW	MLW	MZFW
A350-900 Aircraft	***	***	***

The *** shall be based on ***, the implementation of which shall be recorded by means of Manufacturer Specification Change Notice(s) / Development Change(s) (as set out in Exhibit B-2) and is hereby irrevocably accepted by the Buyer for each A350-900 Aircraft delivered hereunder with the ***.

2.1.1.2	A350-1000 Aircraft

At the time of signature of this Agreement, the design development of the A350-1000 Aircraft is finalized and the aircraft definition corresponding to the Base Price of the A350-1000 Aircraft set forth in Clause 3.1.2 of the Agreement is as set forth in the Seller’s current reference document, the A350-1000 Standard Specification.

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In accordance with the A350-1000 Standard Specification, the A350-1000 Aircraft, if purchased by the Buyer, shall be manufactured with the following design weights (expressed in metric tons) (MTOW, MLW and MZFW):

	MTOW	MLW	MZFW
A350-1000 Aircraft	***	***	***

2.1.1.3	A350-900 ULR Aircraft

At the time of signature of this Agreement, the design development of the A350-900 ULR Aircraft is in the process of being finalized and the aircraft definition corresponding to the Base Price of the A350-900 ULR Aircraft set forth in Clause 3.1.3 of the Agreement is as set forth in the Seller’s current reference document, the A350-900 Standard Specification, combined with the Improvement Package and the ULR Option Changes as set out below.

The specification of the A350-900 ULR Aircraft shall be derived from the current A350-900 Standard Specification and shall be based on (i) ***, as well as on (ii) *** as well as on (iii) ***.

Consequently the implementation of ***, as set out in Exhibit B-2, is hereby irrevocably accepted by the Buyer for each A350-900 ULR Aircraft (if purchased by the Buyer) delivered hereunder.

In accordance with the A350-900 Standard Specification, *** if purchased by the Buyer, shall be manufactured with the following design weights (expressed in metric tons) (MTOW, MLW and MZFW):

	MTOW	MLW	MZFW
A350-900 ULR Aircraft	***	***	***

2.1.1.4	The Seller agrees to promptly inform the Buyer of any Standard Specification evolutions that the Seller is contemplating offering to airlines for incorporation in the Aircraft.

2.1.2	Aircraft – Comprehensive Offer

In order to provide a comprehensive view of the available standard and optional features for the A350XWB family of aircraft, the Seller has also issued the Family ADD. The Family ADD includes, in addition to the basic aircraft features and functionalities set forth in the Standard Specification, sections identified as “Overview”, which provide descriptions of design concepts, and sections marked “Customization”, which detail the currently foreseen optional features available.

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2.1.3	***

2.2	Specification Amendment

The parties understand and agree that the Specification may be further amended following signature of this Agreement in accordance with the terms of this Clause 2.

2.2.1	Specification Change Notice

The Specification may be amended by written agreement between the parties in a Specification Change Notice (“SCN”). Each SCN will be substantially in the form set out in Exhibit B-1 and will set out the SCN’s Aircraft embodiment rank and will also set forth, in detail, the particular change to be made to the Specification and the effect, if any, of such change on design, performance, weight, Delivery Date of the Aircraft affected thereby and on the text of the Specification. An SCN may result in an adjustment of the Base Price of the Aircraft, which adjustment, if any, will be specified in the SCN.

2.2.2	Development Changes

The Specification may also be amended to incorporate changes deemed necessary by the Seller to improve the Aircraft, prevent delay or ensure compliance with this Agreement (“Development Changes”), as set forth in this Clause 2.

2.2.2.1	Manufacturer Specification Changes Notices

The Specification may be amended by the Seller through a Manufacturer Specification Change Notice (“MSCN”), which will be substantially in the form set out in Exhibit B-3 hereto and will set out the MSCN’s Aircraft embodiment rank as well as, in detail, the particular change to be made to the Specification and the effect, if any, of such change on performance, weight, Base Price of the Aircraft, Delivery Date of the Aircraft affected thereby and on interchangeability or replaceability requirements under the Specification.

Except when the MSCN is necessitated by an Aviation Authority directive or by equipment obsolescence (in which case the MSCN will be accomplished without requiring the Buyer’s consent) if the MSCN adversely affects the performance, weight, Base Price, Delivery Date of the Aircraft affected thereby or the interchangeability or replaceability requirements under the Specification, the Seller will notify the Buyer of a reasonable period of time during which the Buyer must accept or reject such MSCN. If the Buyer does not notify the Seller of the rejection of the MSCN within such period, the MSCN will be deemed accepted by the Buyer and the corresponding modification will be accomplished.

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2.2.2.2	If the Seller revises the Specification to incorporate Development Changes which have no adverse effect on any of the elements set forth in Clause 2.2.2.1 above, such revision will be performed by the Seller without the Buyer’s consent.

In such cases, the Seller will provide to the Buyer the details of all changes on a regular basis.

2.3	Propulsion Systems

The A350-900 Aircraft and the A350-900 ULR Aircraft will be equipped with a set of *** engines, including standard equipment.

The A350-1000 Aircraft will be equipped with a set of *** engines, including standard equipment.

2.4	Milestones

2.4.1	Customization Milestones Chart

Within a reasonable period following signature of the Agreement, the Seller will provide the Buyer with a customization milestones chart (the “Customization Milestone Chart”), setting out how far in advance of the Scheduled Delivery Month of the Aircraft an SCN must be executed in order to integrate into the Specification any items requested by the Buyer from the Seller’s catalogues of Specification change options (the “Option Catalogues”).

2.4.2	Contractual Definition Freeze

The Customization Milestone Chart shall define the date(s) by which the contractual definition of the Aircraft must be finalized and all SCNs selected by the Buyer must be executed by the Buyer (the “Contractual Definition Freeze” or “CDF”) in order to enable their incorporation into the manufacturing of the Aircraft and Delivery of the Aircraft in the Scheduled Delivery Month. Each such date will be referred to as a “CDF Date”.

2.5	***

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3 -	PRICE

3.1	Base Price of the Aircraft

3.1.1	Base Price of the A350-900 Aircraft

The Base Price of the A350-900 Aircraft is the sum of:

(i)	the base price of the A350-900 Aircraft as defined in the A350-900 Standard Specification (excluding Buyer Furnished Equipment and Airbus Contracted Supplier equipment), which is:

***

and

(ii)	the sum of the base prices of all SCNs set forth in Part 1 of Exhibit B-2 (the “A350-900 SCN Budget”), which is:

***

and

(iii)	the base price of the ***, which is:

***

The Base Price of the A350-900 Aircraft has been established in accordance ***.

3.1.2	Base Price of the A350-1000 Aircraft

The Base Price of the A350-1000 Aircraft, if purchased by the Buyer, is the sum of:

(i)	the base price of the A350-1000 Aircraft as defined in the A350-1000 Standard Specification (excluding Buyer Furnished Equipment and Airbus Contracted Supplier equipment), which is:

***

and

(ii)	the sum of the base prices of all SCNs set forth in Part 2 of Exhibit B-2 (the “A350-1000 SCN Budget”), which is:

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***

The Base Price of the A350-1000 Aircraft has been established in accordance with ***.

3.1.3	Base Price of the A350-900 ULR Aircraft

The Base Price of the A350-900 ULR Aircraft, if purchased by the Buyer, is the sum of:

(i)	the base price of the A350-900 Aircraft as defined in the A350-900 Standard Specification (excluding Buyer Furnished Equipment and Airbus Contracted Supplier equipment), as modified by the ULR Option Changes, which is:

***

and

(ii)	the sum of the base prices of all SCNs set forth in Part 3 of Exhibit B-2 (the “A350-900 ULR SCN Budget”), which is:

***

The Base Price of the A350-900 ULR Aircraft has been established in accordance with ***.

3.2	Airbus Contracted Supplier (ACS) Equipment Price

The conditions of purchasing of ACS Equipment for the Aircraft will be the subject to an agreement among the Seller, ACS Suppliers and the Buyer at the time of the final selection of the ACS Equipment from the Option Catalogues.

Notwithstanding the foregoing, it is understood that ACS Equipment for the Aircraft will be purchased by the Seller, in accordance with the agreed terms as set forth above, and invoiced to the Buyer in accordance with Clause 3.3.

The following reference amount (the “ACS Reference Price”) may be used *** for the ACS Equipment for the Buyer’s Aircraft:

***

in each case, at economic conditions prevailing for a theoretical delivery ***.

Nothing in this Clause 3.2 will be construed to prevent the Buyer from entering into direct negotiations with any ACS Supplier(s) with the view to negotiate more favorable terms and conditions than those as set forth in the Option Catalogues.

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3.3	Final Price of the Aircraft

The Final Price of the Aircraft will be the sum of:

(i)	the Base Price of the Aircraft, as adjusted to the applicable Delivery Date of such Aircraft in accordance with Clause 4;

(ii)	the aggregate of all increases or decreases to the Base Price of the Aircraft as agreed in any Specification Change Notice for the Aircraft or part thereof subsequent to the date of this Agreement as adjusted to the Delivery Date in accordance with Clause 4;

(iii)	the price of any and all ACS Equipment selected by the Buyer in the Seller’s Option Catalogues and purchased by the Seller, either at the then applicable ACS Supplier Base Price or in accordance with the terms and conditions agreed between the Buyer and the ACS Suppliers and communicated to the Seller; and

(iv)	any other amount resulting from any other provisions of this Agreement and/or any other written agreement between the Buyer and the Seller relating to the Aircraft.

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4 -	PRICE REVISION

The Base Price of the Aircraft and of the SCNs for the Aircraft are subject to revision up to and including the month in which Delivery occurs, in accordance with the Seller Price Revision Formula.

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5 -	PAYMENT TERMS

5.1	Seller’s Account

The Buyer will pay the Predelivery Payments, the Balance of the Final Price of the Aircraft and any other amount due hereunder in immediately available funds in United States dollars to: AIRBUS S.A.S., Account. No. *** 787, Seventh Avenue, New York, NY 10019, USA, or to such other account as may be designated by the Seller.

5.2	Predelivery Payments

***

5.5	Taxes

5.5.1	The amounts stated in this Agreement to be payable by the Buyer are exclusive of value added tax (“VAT”) chargeable under the laws of any jurisdiction and accordingly the Buyer shall pay any VAT chargeable with respect to any Aircraft, component, accessory, equipment or part delivered or furnished under this Agreement. ***

5.5.2	The Seller will pay all other Taxes (except for Taxes based on or measured by the income of the Buyer or any Taxes levied against the Buyer for the privilege of doing business in any jurisdiction), levied, assessed, charged or collected, on or prior to Delivery of any Aircraft, for or in connection with the manufacture, assembly, sale and delivery under this Agreement of such Aircraft or any parts, instructions or data installed thereon or incorporated therein (except Buyer Furnished Equipment referred to in Clause 18).

5.5.3	The Buyer will pay all Taxes not assumed by the Seller under Clause 5.5.2, except for Taxes based on or measured by the income of the Seller or any Taxes levied against the Seller for the privilege of doing business in any jurisdiction.

5.5.4	***

“Taxes” means any present or future tax, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any governmental authority or any political subdivision or taxing authority thereof or therein.

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5.6	Application of Payments

Notwithstanding any other rights the Seller may have at contract or at law, the Buyer and the Seller hereby agree that should any amount (whether under this Agreement or under any other agreement between the Buyer and its Affiliates on the one hand and the Seller and its Affiliates on the other hand and whether at the stated maturity of such amount, by acceleration or otherwise) become due and payable by the Buyer or its Affiliates, and not be paid in full in immediately available funds on the date due, then the Seller will have the right to debit and apply, in whole or in part, the Predelivery Payments paid to the Seller by the Buyer against such unpaid amount. The Seller will promptly notify the Buyer in writing after such debiting and application, and the Buyer will immediately pay to the Seller the amount required to comply with Clause 5.2.3.

5.7	Setoff Payments

Notwithstanding anything to the contrary contained herein, before being required to make any payments to the Buyer, the Seller will have the right to deduct from any such payments an amount equal to any other amounts the Buyer or any of its Affiliates owes to the Seller or any Affiliate thereof under any agreement between them.

5.8	Overdue Payments

5.8.1	If any payment due to the Seller is not received by the Seller on the date or dates due, the Seller will have the right to claim from the Buyer, and the Buyer will promptly pay to the Seller on receipt of such claim, interest at the rate of *** on the amount of such overdue payment, to be calculated from and including the due date of such payment to (but excluding) the date such payment is received by the Seller. The Seller’s right to receive such interest will be in addition to any other rights of the Seller hereunder or at law.

5.8.2	If any Predelivery Payment is not received ***, the Seller, in addition to any other rights and remedies available to it, will be under no obligation to deliver any Aircraft remaining to be delivered under this Agreement within such Aircraft’s Scheduled Delivery Month(s). Upon receipt of full payment of all such overdue Predelivery Payments, together with interest on such Predelivery Payments in accordance with Clause 5.8.1, the Seller will provide the Buyer with new Scheduled Delivery Months for the affected Aircraft, subject to the Seller’s commercial and industrial constraints.

5.9	Proprietary Interest

Notwithstanding any provision of law to the contrary, the Buyer will not, by virtue of anything contained in this Agreement (including, without limitation, any Commitment Fee or Predelivery Payments hereunder, or any designation or identification by the Seller of a particular aircraft as an Aircraft to which any of the provisions of this Agreement refers) acquire any proprietary, insurable or other interest whatsoever in any Aircraft before Delivery of and payment for such Aircraft, as provided in this Agreement.

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5.10	Payment in Full

The Buyer’s obligation to make payments to the Seller hereunder will not be affected by and will be determined without regard to any setoff, counterclaim, recoupment, defense or other right that the Buyer may have against the Seller or any other person and all such payments will be made without deduction or withholding of any kind. The Buyer will ensure that the sums received by the Seller under this Agreement will be equal to the full amounts expressed to be due to the Seller hereunder, without deduction or withholding on account of and free from any and all taxes, levies, imposts, duties or charges of whatever nature, except that if the Buyer is compelled by law to make any such deduction or withholding the Buyer will pay such additional amounts to the Seller as may be necessary so that the net amount received by the Seller after such deduction or withholding will equal the amounts that would have been received in the absence of such deduction or withholding.

5.11	Other Charges

Unless expressly stipulated otherwise, any other charges due under this Agreement other than those set out in Clauses 5.2, 5.3 and 5.4 will be paid by the Buyer at the same time as payment of the Balance of the Final Price or, if invoiced after the Delivery Date, within ten (10) days after the invoice date.

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6 -	MANUFACTURE PROCEDURE - INSPECTION

6.1	Manufacture Procedures

The Airframe will be manufactured in accordance with the requirements of the laws of the jurisdiction of incorporation of the Seller or of its relevant Affiliate as enforced by the Aviation Authority of such jurisdiction.

6.2	Inspection

6.2.1	The Buyer or its duly authorized representatives (the “Buyer’s Inspector(s)”) will be entitled to inspect the manufacture of the Airframe and all materials and parts obtained by the Seller for the manufacture of the Airframe (the “Inspection”) on the following terms and conditions;

(i) any Inspection will be conducted pursuant to the Seller’s system of inspection and the relevant Airbus procedures, as developed under the supervision of the relevant Aviation Authority;

(ii) *** the Buyer’s Inspector(s) will have access to such relevant technical documentation as is reasonably necessary for the purpose of the Inspection;

(iii) any Inspection and any related discussions with the Seller and other relevant personnel by the Buyer’s Inspector(s) will be at reasonable times during business hours and will take place in the presence of the relevant inspection department personnel of the Seller;

(iv) the Inspections will be performed in a manner not to unduly delay or hinder the manufacture or assembly of the Aircraft or the performance of this Agreement by the Seller or any other work in progress at the Manufacture Facilities.

6.2.2	Location of Inspections

The Buyer’s Inspector(s) will be entitled to conduct any such Inspection at the relevant Manufacture Facility of the Seller or its Affiliates and at the Manufacture Facilities of the sub-contractors provided that if access to any part of the Manufacture Facilities where the Airframe manufacture is in progress or materials or parts are stored are restricted for security or confidentiality reasons, the Seller will be allowed reasonable time to make the relevant items available elsewhere.

6.3	Seller’s Service for Buyer’s Inspector(s)

For the purpose of the Inspections, and starting from a mutually agreed date until the Delivery Date, the Seller will furnish without additional charge suitable space and office equipment in or conveniently located with respect to the Delivery Location for the use of a reasonable number of Buyer’s Inspector(s).

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7 -	CERTIFICATION

Except as set forth in this Clause 7, the Seller will not be required to obtain any certificate or approval with respect to the Aircraft.

7.1	Type Certification

The Aircraft have been type certificated under EASA procedures for joint certification in the transport category. The Seller will obtain or cause to be obtained an FAA type certificate (the “Type Certificate”) to allow the issuance of the Export Certificate of Airworthiness.

7.2	Export Certificate of Airworthiness

Subject to the provisions of Clause 7.3, the Aircraft will be delivered to the Buyer with an Export Certificate of Airworthiness issued by the DGAC and in a condition enabling the Buyer (or an eligible person under then applicable law) to obtain at the time of Delivery a Standard Airworthiness Certificate issued pursuant to Part 21 of the US Federal Aviation Regulations and a Certificate of Sanitary Construction issued by the U.S. Public Health Service of the Food and Drug Administration. However, the Seller will have no obligation to make and will not be responsible for any costs of alterations or modifications to such Aircraft to enable such Aircraft to meet FAA or U.S. Department of Transportation requirements for specific operation on the Buyer’s routes, whether before, at or after Delivery of any Aircraft.

If the FAA requires additional or modified data before the issuance of the Export Certificate of Airworthiness, the Seller will provide such data or implement the required modification to the data, in either case, at the Buyer’s cost.

7.3	Specification Changes before Aircraft Ready for Delivery

7.3.1	If, any time before the date on which the Aircraft is Ready for Delivery, any law, rule or regulation is enacted, promulgated, becomes effective and/or an interpretation of any law, rule or regulation is issued by the EASA that requires any change to the Specification for the purposes of obtaining the Export Certificate of Airworthiness (a “Change in Law”), the Seller will make the required modification and the parties hereto will sign an SCN.

7.3.2	The Seller will as far as practicable, but at its sole discretion and without prejudice to Clause 7.3.3(ii), take into account the information available to it concerning any proposed law, rule or regulation or interpretation that could become a Change in Law, in order to minimize the costs of changes to the Specification as a result of such proposed law, regulation or interpretation becoming effective before the applicable Aircraft is Ready for Delivery.

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7.3.3	The cost of implementing the required modifications referred to in Clause 7.3.1 will be:

***

7.3.4	Notwithstanding the provisions of Clause 7.3.3, if a Change in Law relates to an item of BFE or to the Propulsion Systems the costs related thereto will be borne in accordance with such arrangements as may be made separately between the Buyer and the manufacturer of the BFE or the Propulsion Systems, as applicable, and the Seller will have no obligation with respect thereto.

7.4	Specification Changes after Aircraft Ready For Delivery

Nothing in Clause 7.3 will require the Seller to make any changes or modifications to, or to make any payments or take any other action with respect to, any Aircraft that is Ready for Delivery before the compliance date of any law or regulation referred to in Clause 7.3. Any such changes or modifications made to an Aircraft after it is Ready for Delivery will be at the ***.

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8 -	TECHNICAL ACCEPTANCE

8.1	Technical Acceptance Process

8.1.1	Prior to Delivery, the Aircraft will undergo a technical acceptance process developed by the Seller (the “Technical Acceptance Process”). Completion of the Technical Acceptance Process will demonstrate the satisfactory functioning of the Aircraft and will be deemed to demonstrate compliance with the Specification. The Seller will without hindrance from the Buyer be entitled to carry out any necessary changes and, as soon as practicable thereafter, resubmit the Aircraft to such further Technical Acceptance Process as is necessary to demonstrate the elimination of any non-compliance.

8.1.2	The Technical Acceptance Process will:

(i)	commence on a date notified by the Seller to the Buyer by no less than *** notice,

(ii)	take place at the Delivery Location,

(iii)	be carried out by the personnel of the Seller, and

(iv)	include a technical acceptance flight (the “Technical Acceptance Flight”) that will not exceed ***.

8.2	Buyer’s Attendance

8.2.1	The Buyer is entitled to attend the Technical Acceptance Process.

8.2.2	If the Buyer elects to attend the Technical Acceptance Process, the Buyer:

(i)	will comply with the reasonable requirements of the Seller, with the intention of completing the Technical Acceptance Process within ***, and

(ii)	may have a maximum of *** of its representatives (no more than *** of whom will have access to the cockpit at any one time) accompany the Seller’s representatives on the Technical Acceptance Flight, during which the Buyer’s representatives will comply with the instructions of the Seller’s representatives.

8.2.3	If the Buyer does not attend or fails to cooperate in the Technical Acceptance Process, the Seller will be entitled to complete the Technical Acceptance Process and the Buyer will be deemed to have accepted that the Technical Acceptance Process has been completed, in all respects.

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8.3	Certificate of Acceptance

Upon successful completion of the Technical Acceptance Process, the Buyer will, on or before the Delivery Date, sign and deliver to the Seller a certificate of acceptance in respect of the Aircraft in the form of Exhibit D (the “Certificate of Acceptance”).

8.4	Finality of Acceptance

The Buyer’s signature of the Certificate of Acceptance for the Aircraft will constitute waiver by the Buyer of any right it may have, under the Uniform Commercial Code as adopted by the State of New York or otherwise, to revoke acceptance of the Aircraft for any reason, whether known or unknown to the Buyer at the time of acceptance.

8.5	Aircraft Utilization

The Seller will, without payment or other liability, be entitled to use the Aircraft before Delivery as may be necessary to obtain the certificates required under Clause 7. Such use will not limit the Buyer’s obligation to accept Delivery hereunder.

The Seller will be authorized to use the Aircraft *** for any other purpose without specific agreement of the Buyer.

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9 -	DELIVERY

9.1	Delivery Schedule

Subject to Clauses 2, 7, 8, 10 and 18, the Seller will have the Aircraft Ready for Delivery at the Delivery Location within the following quarters (each a “Scheduled Delivery Quarter”):

Aircraft number	Aircraft type	Scheduled Delivery ***
Aircraft N°1	A350-900 Aircraft	*** 2022
Aircraft N°2	A350-900 Aircraft	***
Aircraft N°3	A350-900 Aircraft	***
Aircraft N°4	A350-900 Aircraft	***
Aircraft N°5	A350-900 Aircraft	***
Aircraft N°6	A350-900 Aircraft	***
Aircraft N°7	A350-900 Aircraft	***
Aircraft N°8	A350-900 Aircraft	***
Aircraft N°9	A350-900 Aircraft	***
Aircraft N°10	A350-900 Aircraft	***
Aircraft N°11	A350-900 Aircraft	***
Aircraft N°12	A350-900 Aircraft	***
Aircraft N°13	A350-900 Aircraft	***
Aircraft N°14	A350-900 Aircraft	***
Aircraft N°15	A350-900 Aircraft	***
Aircraft N°16	A350-900 Aircraft	***
Aircraft N°17	A350-900 Aircraft	***
Aircraft N°18	A350-900 Aircraft	***
Aircraft N°19	A350-900 Aircraft	***
Aircraft N°20	A350-900 Aircraft	***
Aircraft N°21	A350-900 Aircraft	***
Aircraft N°22	A350-900 Aircraft	***
Aircraft N°23	A350-900 Aircraft	***
Aircraft N°24	A350-900 Aircraft	***
Aircraft N°25	A350-900 Aircraft	***
Aircraft N°26	A350-900 Aircraft	***
Aircraft N°27	A350-900 Aircraft	***
Aircraft N°28	A350-900 Aircraft	***
Aircraft N°29	A350-900 Aircraft	***
Aircraft N°30	A350-900 Aircraft	***
Aircraft N°31	A350-900 Aircraft	***
Aircraft N°32	A350-900 Aircraft	***
Aircraft N°33	A350-900 Aircraft	***
Aircraft N°34	A350-900 Aircraft	***
Aircraft N°35	A350-900 Aircraft	***
Aircraft N°36	A350-900 Aircraft	***
Aircraft N°37	A350-900 Aircraft	***
Aircraft N°38	A350-900 Aircraft	***
Aircraft N°39	A350-900 Aircraft	***
Aircraft N°40	A350-900 Aircraft	***
Aircraft N°41	A350-900 Aircraft	***
Aircraft N°42	A350-900 Aircraft	***
Aircraft N°43	A350-900 Aircraft	***
Aircraft N°44	A350-900 Aircraft	***
Aircraft N°45	A350-900 Aircraft	*** 2027

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9.1.1	The Seller will communicate to the Buyer the scheduled delivery month of each Aircraft (its “Scheduled Delivery Month”), no later than *** before the first day of the calendar year corresponding to the Scheduled Delivery Quarter of such Aircraft.

9.1.2	The Seller will give the Buyer (i) ***. Thereafter the Seller will notify the Buyer of any change to such dates.

9.2	Delivery Process

9.2.1	The Buyer will send its representatives to the Delivery Location to take Delivery of the Aircraft at the date on which the Aircraft is Ready for Delivery.

9.2.2	The Seller will deliver and transfer title to the Aircraft to the Buyer free and clear of all encumbrances (except for any liens or encumbrances created by or on behalf of the Buyer) provided that the Balance of the Final Price of the Aircraft has been paid by the Buyer pursuant to Clause 5.4 and that the Certificate of Acceptance has been signed and delivered to the Seller pursuant to Clause 8.3. The Seller will provide the Buyer with a bill of sale in the form of Exhibit E (the “Bill of Sale”) and/or such other documentation confirming transfer of title and receipt of the Final Price of the Aircraft as may reasonably be requested by the Buyer. Title to and risk of loss of or damage to the Aircraft will pass to the Buyer contemporaneously with the delivery by the Seller to the Buyer of such Bill of Sale.

9.2.3

Upon successful completion of the Technical Acceptance Process, if the Buyer fails to (i) deliver the signed Certificate of Acceptance to the Seller, or (ii) pay the Balance of the Final Price of the Aircraft for the Aircraft to the Seller, as set forth in Clause 9.2.2 above, then the Buyer will be deemed to have rejected Delivery wrongfully when the Aircraft was duly tendered to the Buyer hereunder. If such a deemed rejection arises, the Seller will retain title to the Aircraft and the Buyer will indemnify and hold the Seller harmless against any

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and all costs (including but not limited to any parking, storage, and insurance costs, ***) and consequences resulting from the Buyer’s rejection, it being understood that the Seller will be under no duty to the Buyer to store, park, or otherwise protect the Aircraft. These rights of the Seller will be in addition to the Seller’s other rights and remedies in this Agreement.

9.3	Flyaway

9.3.1	The Buyer and the Seller will cooperate to obtain any licenses that may be required by the Aviation Authority of the Delivery Location for the purpose of exporting the Aircraft.

9.3.2	All expenses of, or connected with, flying the Aircraft from the Delivery Location after Delivery will be borne by the Buyer. The Buyer will make direct arrangements with the supplying companies for the fuel and oil required for all post-Delivery flights.

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10 -	EXCUSABLE DELAY AND TOTAL LOSS

10.1	Scope of Excusable Delay

Neither the Seller nor any Affiliate of the Seller, will be responsible for or be deemed to be in default on account of delays in delivery of the Aircraft or failure to deliver or otherwise in the performance of this Agreement or any part hereof due to causes beyond the Seller’s, or any Affiliate’s control or not occasioned by the Seller’s, fault or negligence (“Excusable Delay”), including, but not limited to: (i) acts of God or the public enemy, natural disasters, fires, floods, storms beyond ordinary strength, explosions or earthquakes; epidemics or quarantine restrictions; serious accidents; any law, decision, regulation, directive or other act (whether or not having the force of law) of any government or of the Council of the European Community or the Commission of the European Community or of any national, Federal, State, municipal or other governmental department, commission, board, bureau, agency, court or instrumentality, domestic or foreign; governmental priorities, regulations or orders affecting allocation of materials, facilities or a completed Aircraft; war, civil war or warlike operations, terrorism, insurrection or riots; failure of transportation; strikes or labor troubles causing cessation, slow down or interruption of work; delay in obtaining any airworthiness or type certification; inability after due and timely diligence to procure materials, accessories, equipment or parts; general hindrance in transportation; or failure of a subcontractor or Supplier to furnish materials, components, accessories, equipment or parts; (ii) any delay caused directly or indirectly by the action or inaction of the Buyer; and (iii) delay in delivery or otherwise in the performance of this Agreement by the Seller due in whole or in part to any delay in or failure of the delivery of, or any other event or circumstance relating to, the Propulsion Systems or Buyer Furnished Equipment.

10.2	Consequences of Excusable Delay

10.2.1	If an Excusable Delay occurs the Seller will:

(i)	notify the Buyer of such Excusable Delay as soon as practicable after becoming aware of the same;

(ii)	not be deemed to be in default in the performance of its obligations hereunder as a result of such Excusable Delay;

(iii)	not be responsible for any damages arising from or in connection with such Excusable Delay suffered or incurred by the Buyer;

(iv)	as soon as practicable after the removal of the cause of such Excusable Delay resume performance of its obligations under this Agreement and in particular will notify the Buyer of the revised Scheduled Delivery Month.

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10.3	Termination on Excusable Delay

10.3.1	If any Delivery is delayed as a result of an Excusable Delay for a period of more than ***.

10.3.2	If the Seller advises the Buyer in its notice of a revised Scheduled Delivery Month pursuant to Clause 10.2.1(iv) that there will be a delay in Delivery of an Aircraft of more than ***.

If this Agreement ***. The Seller will notify the Buyer of the new Scheduled Delivery Month after the thirty (30) day period referred to in Clause 10.3.1 or 10.3.2, and this new Scheduled Delivery Month will be deemed to be an amendment to the applicable Scheduled Delivery Month in Clause 9.1.1.

10.4	Total Loss, Destruction or Damage

If, prior to Delivery, any Aircraft is lost, destroyed or in the reasonable opinion of the Seller is damaged beyond economic repair (“Total Loss”), the Seller will notify the Buyer to this effect ***. The Seller will include in said notification (or as soon after the issue of the notice as such information becomes available to the Seller) the earliest date consistent with the Seller’s other commitments and production capabilities that an aircraft to replace the Aircraft may be delivered to the Buyer and the Scheduled Delivery Month will be extended as specified in the Seller’s notice to accommodate the delivery of the replacement aircraft; provided, however, that if the Scheduled Delivery Month is extended to a month that is later than twelve (12) months after the last day of the original Scheduled Delivery Month ***:

(i)	the Buyer notifies the Seller ***; and

(ii)	the parties execute an amendment to this Agreement recording the change in the Scheduled Delivery Month.

Nothing herein will require the Seller to manufacture and deliver a replacement aircraft if such manufacture would require the reactivation of its production line for the model or series of aircraft that includes the Aircraft.

10.5	Termination Rights Exclusive

***, such termination will discharge all obligations and liabilities of the parties hereunder with respect to such affected Aircraft and undelivered material, services, data or other items applicable thereto and to be furnished under the Agreement.

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10.6	Remedies

THIS CLAUSE 10 SETS FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYER FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER, OTHER THAN SUCH DELAYS AS ARE COVERED BY CLAUSE 11, AND THE BUYER HEREBY WAIVES ALL RIGHTS TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF, INCLUDING, WITHOUT LIMITATION, ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE. THE BUYER WILL NOT BE ENTITLED TO CLAIM THE REMEDIES AND RECEIVE THE BENEFITS PROVIDED IN THIS CLAUSE 10 WHERE THE DELAY REFERRED TO IN THIS CLAUSE 10 IS CAUSED BY THE NEGLIGENCE OR FAULT OF THE BUYER OR ITS REPRESENTATIVES.

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11 -	INEXCUSABLE DELAY

11.1	Liquidated Damages

Should an Aircraft not be Ready for Delivery *** may be changed pursuant to Clauses 2, 7 or 10) (the “Delivery Period”) and such delay is not as a result of an Excusable Delay or Total Loss, then such delay will be termed an “Inexcusable Delay.”

In the event of an Inexcusable Delay, the Buyer will have the right to claim, and the Seller will pay the Buyer liquidated damages of ***.

In no event will the amount of liquidated damages ***.

The Buyer’s right to liquidated damages in respect of an Aircraft is conditioned on the Buyer’s submitting a written claim for liquidated damages to the Seller not later than ***.

11.2	Renegotiation

If, as a result of an Inexcusable Delay, the Delivery does not occur *** the Buyer will have the right, exercisable by written notice to the Seller given between ***, to require from the Seller a renegotiation of the Scheduled Delivery Month for the affected Aircraft. Unless otherwise agreed between the Seller and the Buyer during such renegotiation, the said renegotiation will not prejudice the Buyer’s right to receive liquidated damages in accordance with Clause 11.1.

11.3	Termination

If, as a result of an Inexcusable Delay, the Delivery does not occur ***, then both parties will have the right, exercisable by written notice to the other party, given between ***, to terminate this Agreement in respect of the affected Aircraft. In the event of termination, ***, except that ***.

11.4	Remedies

THIS CLAUSE 11 SETS FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYER FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER, OTHER THAN SUCH DELAYS AS ARE COVERED BY CLAUSE 10, AND THE BUYER HEREBY WAIVES ALL RIGHTS TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF, INCLUDING WITHOUT LIMITATION ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE. THE BUYER WILL NOT BE ENTITLED TO CLAIM THE REMEDIES AND RECEIVE THE BENEFITS PROVIDED IN THIS CLAUSE 11 WHERE THE DELAY REFERRED TO IN THIS CLAUSE 11 IS CAUSED BY THE NEGLIGENCE OR FAULT OF THE BUYER OR ITS REPRESENTATIVES.

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12 -	WARRANTIES AND SERVICE LIFE POLICY

12.1	Warranty

12.1.1	Nature of Warranty

Subject to the limitations and conditions hereinafter provided, and except as provided in Clause 12.1.2, the Seller warrants to the Buyer that the Aircraft and each Warranted Part will at the time of Delivery to the Buyer be free from defects:

(i)	in material,

(ii)	in workmanship, including, without limitation, processes of manufacture,

(iii)	in design (including, without limitation, selection of materials) having regard to the state of the art at the date of such design, and

(iv)	arising from failure to conform to the Specification, except as to those portions of the Specification that are expressly stated in the Specification to be estimates or approximations or design aims.

For the purposes of this Agreement, the term “Warranted Part” will mean any Seller proprietary component, equipment, software, or part, that (a) is installed on an Aircraft at Delivery, (b) is manufactured to the detail design of the Seller or a subcontractor of the Seller and (c) bears a Seller’s part number at the time of Delivery.

12.1.2	Exclusions

The warranties set forth in Clause 12.1.1 will not apply to Buyer Furnished Equipment, Propulsion Systems, or to any component, accessory, equipment or part purchased by the Buyer that is not a Warranted Part, provided, however, that:

(i)	any defect in the Seller’s workmanship in respect of the installation of such items in the Aircraft, including any failure by the Seller to conform to the installation instructions of the manufacturers of such items that invalidates any applicable warranty from such manufacturers, will constitute a defect in workmanship for the purpose of this Clause 12.1 and be covered by the warranty set forth in Clause 12.1.1(ii), and

(ii)	any defect inherent in the Seller’s design of the installation, considering the state of the art at the date of such design, that impairs the use of such items will constitute a defect in design for the purposes of this Clause 12.1 and will be covered by the warranty set forth in Clause 12.1.1(iii).

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12.1.3	Warranty Periods

The warranties described in Clauses 12.1.1 and 12.1.2 hereinabove will be limited to those defects that become apparent within *** (the “Warranty Period”).

12.1.4	Limitations of Warranty

12.1.4.1	The Buyer’s remedy and the Seller’s obligation and liability under Clauses 12.1.1 and 12.1.2 are limited to, at the Seller’s expense and option, the repair, replacement or correction (to include, in the case of software, supply of a comparable product with equivalent function) of any defective Warranted Part. The Seller may elect to effect such repair, replacement or correction by supplying modification kits designed to rectify the defect or by furnishing a credit to the Buyer for the future purchase of goods and services (not including Aircraft) equal to the price at which the Buyer is then entitled to acquire a replacement for the defective Warranted Part.

12.1.4.2	If the Seller corrects a defect covered by Clause 12.1.1(iii) that becomes apparent within the Warranty Period, on the Buyer’s written request the Seller will correct any such defect of the same type in any Aircraft that has not already been delivered to the Buyer. The Seller will not be responsible for, nor deemed to be in default on account of any delay in Delivery of any Aircraft or otherwise, in respect of performance of this Agreement, due to the Seller’s undertaking to make such correction. Alternatively, the Buyer and the Seller may agree to deliver such Aircraft with subsequent correction of the defect by the Buyer at the Seller’s expense, or the Buyer may elect to accept Delivery and thereafter file a Warranty Claim as though the defect had become apparent immediately after Delivery of such Aircraft.

12.1.5	Cost of Inspection

12.1.5.1	In addition to the remedies set forth in Clauses 12.1.4.1 and 12.1.4.2, the Seller will reimburse the direct labor costs incurred by the Buyer in performing inspections of the Aircraft that are conducted to determine whether or not a defect exists in any warranted Part within the Warranty Period subject to the following conditions:

(i)	Such inspections are recommended in a Seller Service Bulletin to be performed within the Warranty Period;

(ii)	Such inspections are not performed in lieu of any corrective action that has been provided by the Seller prior to the dates of such inspection;

(iii)	the labor rate for the reimbursements will be the In-house Warranty Labor Rate, and

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(iv)	the manhours used to determine such reimbursement will not exceed the Seller’s estimate of the manhours required for such inspections.

12.1.6	Warranty Claim Requirements

The Buyer’s remedy and the Seller’s obligation and liability under this Clause 12.1 with respect to each claimed defect are subject to the following conditions:

(i)	the defect has becomes apparent within the Warranty Period,

(ii)	the Buyer has filed a Warranty Claim *** of a defect becoming apparent, except where the Seller has issued a Service Bulletin intended to provide a remedy for such a defect, in which case the Warranty Claim must be filed no later than *** following embodiment of the Seller Service Bulletin in the Aircraft;

(iii)	the Buyer has submitted to the Seller evidence reasonably satisfactory to the Seller that (i) the claimed defect is due to a matter covered under the provisions of this Clause 12, and (ii) that such defect did not result from any act or omission of the Buyer, including but not limited to, any failure to operate and maintain the affected Aircraft or part thereof in accordance with the standards set forth in Clause 12.1.11 or from any act or omission of any third party;

(iv)	the Buyer returns the Warranted Part claimed to be defective to the repair facilities designated by the Seller as soon as practicable, unless the Buyer elects to repair a defective Warranted Part in accordance with the provisions of Clause 12.1.8; and

(v)	the Seller’s receives a Warranty Claim complying with the provisions of Clause 12.1.7(v).

12.1.7	Warranty Administration

The warranties set forth in this Clause 12.1 will be administered as hereinafter provided:

(i)	Claim Determination

Determination by the Seller as to whether any claimed defect in any Warranted Part is a valid Warranty Claim will be made by the Seller and will be based on claim details, reports from the Seller’s regional representative, historical data logs, inspections, tests, findings during repair, defect analysis and other relevant documents and information.

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(ii)	Transportation Costs

The cost of transporting a Warranted Part claimed to be defective to the facilities designated by the Seller will be borne by the Buyer.

(iii)	On-Aircraft Work by the Seller

If either (a) the Seller determines that a defect subject to this Clause 12.1 requires the dispatch by the Seller of a Seller’s working team to the Buyer’s facilities, to repair or correct such defect through implementation of one or more Seller’s Service Bulletins, or (b) the Seller accepts the return of an Aircraft to perform or have performed a repair or correction, then, the labor costs for such on-Aircraft work will be borne by the Seller at the In-House Warranty Labor Rate.

On-Aircraft work by the Seller will be undertaken only if, in the Seller’s opinion, the work requires the Seller’s technical expertise. In such case, the Seller and the Buyer will agree on a schedule and place for the work to be performed.

(iv)	Return of an Aircraft

If the Buyer desires to return an Aircraft to the Seller for consideration of a Warranty Claim, the Buyer will notify the Seller of its intention to do so, and the Seller will, prior to such return, have the right to inspect such Aircraft, and without prejudice to the Seller’s rights hereunder, to repair such Aircraft either at the Buyer’s facilities or at another place acceptable to the Seller. Delivery of any Aircraft by the Buyer to the Seller and return of such Aircraft to the Buyer’s facilities will be at the Buyer’s expense.

(v)	Warranty Claim Substantiation

For each claim under this Clause 12.1 the Buyer will give written notice (a “Warranty Claim”) to the Seller that contains at least the data listed below with respect to an Aircraft or Warranted Part, as applicable. The Buyer will deliver the Warranty Claim *** of discovering each defect giving rise to a claim by the Buyer under this Clause 12.

The minimum data to be supplied are as follows:

(a)	Description of the defect and any action taken,

(b)	Date of incident and/or removal,

(c)	Description of the Warranted Part claimed to be defective,

(d)	Part number,

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(e)	Serial number (if applicable),

(f)	Position on Aircraft, according to Catalog Sequence Number of the Illustrated Parts Catalog, Component Maintenance Manual or Structural Repair Manual as applicable,

(g)	Total flying hours or calendar times, as applicable, at the date of appearance of a defect,

(h)	Time since last shop visit at the date of appearance of defect,

(i)	Manufacturer’s serial number or “MSN” of the Aircraft and/or its registration number,

(j)	Aircraft total flying hours and/or number of landings at the date of appearance of defect,

(k)	Claim number,

(l)	Date of claim and

(m)	Date of Delivery of an Aircraft to the Buyer.

Warranty Claims are to be addressed as follows:

AIRBUS

CUSTOMER SERVICES DIRECTORATE

WARRANTY ADMINISTRATION

ROND-POINT MAURICE BELLONTE

B.P. 33

F-31707 BLAGNAC CEDEX

FRANCE

(vi)	Replacements

Replaced components, equipment, accessories or parts will become the Seller’s property.

Title to and risk of loss of any Aircraft, component, accessory, equipment or part returned by the Buyer to the Seller will at all times remain with the Buyer, except that (i) when the Seller has possession of a returned Aircraft, component, accessory, equipment or part to which the Buyer has title, the Seller will have such responsibility therefor as is chargeable by law to a bailee for hire, but the Seller will not be liable for loss of use, and (ii) title to and risk of loss of a returned component, accessory, equipment or part will pass to the Seller on shipment by the Seller to the Buyer of any item furnished by the Seller to the

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Buyer as a replacement therefor. Upon the Seller’s shipment to the Buyer of any replacement component, accessory, equipment or part provided by the Seller pursuant to this Clause 12.1, title to and risk of loss of such replacement component, accessory, equipment or part will pass to the Buyer.

(vii)	Rejection

The Seller will provide reasonable written substantiation in case of rejection of a Warranty Claim. The Buyer will pay to the Seller reasonable inspection and test charges incurred by the Seller in connection with the investigation and processing of a rejected Warranty Claim.

(viii)	Inspection

The Seller will have the right to inspect the affected Aircraft and documents and other records relating thereto in the event of any claim under this Clause 12.1.

12.1.8	In-house Warranty

(i)	Authorization

The Buyer is hereby authorized to repair Warranted Parts, subject to the terms of this Clause 12.1.8 (“In-house Warranty Repair”). When the estimated cost of an In-house Warranty Repair ***, the Buyer will notify the Resident Customer Support Representative, of its decision to perform any in-house repairs before such repairs are commenced. The Buyer’s notice will include sufficient detail regarding the defect, estimated labor hours and material to allow the Seller to ascertain the reasonableness of the estimate. The Seller will use reasonable efforts to ensure a prompt response and will not unreasonably withhold authorization.

(ii)	Conditions of Authorization

The Buyer will be entitled to the benefits under this Clause 12.1.8 for repair of Warranted Parts:

(a)	if the Buyer complies with the terms of Clause 12.1.8(i);

(b)	if adequate facilities and qualified personnel are available to the Buyer.

(c)	provided that repairs are to be performed in accordance with the Seller’s written instructions set forth in applicable Technical Data and

(d)	only to the extent specified by the Seller, or, in the absence of the Seller’s specifying, to the extent reasonably necessary to correct the defect, in accordance with the standards set forth in Clause 12.1.11.

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(iii)	Seller’s Rights

The Seller will have the right to require the return to Seller of any Warranted Part, or any part removed therefrom, that is claimed to be defective, if, in the Seller’s judgment, the nature of the claimed defect requires technical investigation. Such delivery will be subject to the provisions of Clause 12.1.7(ii).

The Seller will have the right to have a representative present during the disassembly, inspection and testing of any Warranted Part claimed to be defective.

(iv)	In-house Warranty Claim Substantiation

Claims for In-house Warranty Repair credit must be submitted to the Seller no later than *** after completion of such In-house Warranty Repair, and will comply with the requirements for Warranty Claims under Clause 12.1.6 (v) and in addition will include:

(a)	a report of technical findings with respect to the defect,

(b)	for parts required to remedy the defect:

(c)	part numbers, serial numbers (if applicable), description of the parts, quantity of parts, unit price of parts, copies of related Seller’s or third party’s invoices (if applicable), total price of parts

(d)	detailed number of labor hours,

(e)	In-house Warranty Labor Rate, and

(f)	total claim value.

(v)	Credit

The Buyer’s sole remedy, and the Seller’s sole obligation and liability, in respect of In-house Warranty Repair claims, will be a credit to the Buyer’s account. Such credit will be equal to the sum of the direct labor cost expended in performing such repair, plus the direct cost of materials incorporated in the repair. Such costs will be determined as set forth below.

(a)	To determine direct labor costs, only the man-hours spent on removal from the Aircraft disassembly, inspection, repair, reassembly, and final inspection and test of the Warranted Part, and reinstallation thereof on the Aircraft will be counted. The hours required for maintenance work concurrently being carried out on the Aircraft or Warranted Part will not be included.

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(b)	The hours counted as set forth in Clause 12.1.8 (v)(a) above will ***, which is deemed to represent the Buyer’s composite average hourly labor rate (excluding all fringe benefits, premium time allowances, social security charges, business taxes and similar items) paid to the Buyer’s employees or to a third party that the Buyer has authorized to perform the repair, whose jobs, in both cases, are directly related to the performance of the repair. This labor rate is *** (the “In-house Warranty Labor Rate”).

The In-house Warranty Labor Rate is subject to adjustment annually *** Labor Index defined in the Seller Price Revision Formula.

(c)	Direct material costs are determined by the prices at which the Buyer acquired such material, excluding any parts and materials used for overhaul furnished free of charge by the Seller.

(vi)	Limitation on Credit

The Buyer will in no event be credited for repair costs (labor or material) for any Warranted Part if such repair costs exceed in the *** for a replacement of such defective Warranted Part provided such replacement part is available for purchase.

The Seller will substantiate such Seller costs in writing on reasonable request by the Buyer.

(vii)	Scrapped Material

The Buyer may, with the agreement of the Seller’s Resident Customer Support Representative, scrap any defective Warranted Parts that are beyond economic repair and not required for technical evaluation.

If the Buyer does not obtain the agreement of the Seller’s Resident Customer Support Representative to scrap a Warranted Part immediately, the Buyer will retain such Warranted Part and any defective part removed from a Warranted Part during repair for a period of either *** after the date of completion of repair or *** after submission of a claim for In-house Warranty Repair credit relating thereto, whichever is longer. Such parts will be returned to the Seller within *** of receipt of the Seller’s request therefor, made within such retention periods.

A record of scrapped Warranted Parts, certified by an authorized representative of the Buyer, will be kept by the Buyer for at least the duration of the Warranty Period.

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(viii)	DISCLAIMER OF SELLER LIABILITY FOR BUYER’S REPAIR

THE SELLER WILL NOT BE LIABLE FOR, AND THE BUYER WILL INDEMNIFY THE SELLER AGAINST, THE CLAIMS OF ANY THIRD PARTIES FOR LOSSES DUE TO ANY DEFECT, NONCONFORMANCE OR PROBLEM OF ANY KIND, ARISING OUT OF OR IN CONNECTION WITH ANY REPAIR OF WARRANTED PARTS UNDERTAKEN BY THE BUYER UNDER THIS CLAUSE 12.1.8 OR ANY OTHER ACTIONS UNDERTAKEN BY THE BUYER UNDER THIS CLAUSE 12.1.8, WHETHER SUCH CLAIM IS ASSERTED IN CONTRACT OR IN TORT, OR IS PREMISED ON ALLEGED, ACTUAL, IMPUTED, ORDINARY OR INTENTIONAL ACTS OR OMISSIONS OF THE BUYER OR THE SELLER

12.1.9	Warranty Transferability

Notwithstanding the provisions of Clause 21.1, the warranties provided for in this Clause 12.1 for any Warranted Part will accrue to the benefit of any airline in revenue service other than the Buyer, if the Warranted Part enters into the possession of any such airline as a result of a pooling agreement between such airline and the Buyer, in accordance with the terms and subject to the limitations and exclusions of the foregoing warranties and to applicable laws or regulations.

12.1.9.1	Warranty for Corrected, Replacement or Repaired Warranted Parts

Whenever any Warranted Part that contains a defect for which the Seller is liable under this Clause 12.1 has been corrected, repaired or replaced pursuant to the terms hereof, the period of the Seller’s warranty with respect to such corrected, repaired or replacement Warranted Part, will be the remaining portion of the original warranty in respect of such corrected, repaired or replaced Warranted Part or twelve (12) months, whichever is longer. If a defect is attributable to a defective repair or replacement by the Buyer, a Warranty Claim with respect to such defect will be rejected, notwithstanding any subsequent correction or repair, and will immediately terminate the remaining warranties under this Clause 12.1 in respect of the affected Warranted Part.

12.1.10	Good Airline Operation - Normal Wear and Tear

The Buyer’s rights under this Clause 12.1 are subject to the Aircraft and each component, equipment, accessory and part thereof being maintained, overhauled, repaired and operated in accordance with good commercial airline practice, all technical documentation and any other instructions issued by the Seller, the Suppliers or the Propulsion Systems Manufacturer and all applicable rules, regulations and directives of the relevant Aviation Authorities.

The Seller’s liability under this Clause 12.1 will not extend to normal wear and tear or to

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(i)	any Aircraft or component, equipment, accessory or part thereof that has been repaired, altered or modified after Delivery in a manner other than that approved by the Seller;

(ii)	any Aircraft or component, equipment, accessory or part thereof that has been operated in a damaged state; or

(iii)	any component, equipment, accessory or part from which the trademark, trade name, part or serial number or other identification marks have been removed.

12.2	Service Life Policy

12.2.1	Scope and Definitions

In addition to the warranties set forth in Clause 12.1, the Seller agrees that should a Failure occur in any Item (as these terms are defined below), then, subject to the general conditions and limitations set forth in Clause 12.2.4, the provisions of this Clause 12.2 will apply.

For	the purposes of this Clause 12.2:

(i)	“Item” means any of the Seller components, equipment, accessories or parts listed in Exhibit F that are installed on an Aircraft at any time during the period of effectiveness of the Service Life Policy specified in Clause 12.2.2.

(ii)	“Failure” means any breakage of, or defect in, an Item that materially impairs the utility or safety of the Item, provided that (a) any such breakage of, or defect in, such Item did not result from any breakage or defect in any other Aircraft part or component or from any other extrinsic force and (b) has occurred or can reasonably be expected to occur on a repetitive or fleetwide basis.

The Seller’s obligations under this Clause 12.1.2 are referred to as the “Service Life Policy.”

12.2.2	Periods and Seller’s Undertaking

Subject to the general conditions and limitations set forth in Clause 12.2.4, the Seller agrees that if a Failure occurs in an Item *** after the Delivery of the Aircraft in which such Item is installed, the Seller will, at its discretion, as promptly as practicable and for a price that reflects the Seller’s financial participation as hereinafter provided, either:

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(i)	design and furnish to the Buyer a correction for such Item and provide any parts required for such correction (including Seller designed standard parts but excluding industry standard parts), or

(ii)	replace such Item.

12.2.3	***

Any part or Item or part that the Seller is required to furnish to the Buyer under this Service Life Policy will be furnished to the Buyer ***, which will be determined in accordance with the following formula:

***

12.2.4	General Conditions and Limitations

12.2.4.1	Notwithstanding any provision of this Clause 12.2, during the Warranty Period, all Items will be covered by the provisions of Clause 12.1 of this Agreement and not by the provisions of this Clause 12.2.

12.2.4.2	The Buyer’s remedies and the Seller’s obligations and liabilities under this Service Life Policy are subject to the following conditions:

(i)	The Buyer maintains log books and other historical records with respect to each Item adequate to enable the Seller to determine whether the alleged Failure is covered by this Service Life Policy and, if so, to define the portion of the cost to be borne by the Seller in accordance with Clause 12.2.3.

(ii)	The Buyer keeps the Seller informed of any significant incidents relating to an Aircraft, however occurring or recorded.

(iii)	The Buyer complies with the conditions of Clause 12.1.11.

(iv)	The Buyer implements specific structural inspection programs for monitoring purposes as may be established from time to time by the Seller. Such programs will be, to the extent possible, compatible with the Buyer’s operational requirements and will be carried out at the Buyer’s expense, reports relating thereto to be regularly furnished to the Seller.

(v)	The Buyer reports in writing any breakage or defect to the Seller *** after any breakage or defect in an Item becomes apparent, whether or not the breakage or defect can reasonably be expected to occur in any other Aircraft, and the Buyer provides the Seller with sufficient detail about the breakage or defect to enable the Seller to determine whether said breakage or defect is subject to this Service Life Policy.

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12.2.4.3	Except as otherwise provided in this Clause 12.2, any claim under this Service Life Policy will be administered as provided in, and will be subject to the terms and conditions of, Clause 12.1.6.

12.2.4.4	If the Seller has issued a service bulletin modification applicable to an Aircraft, the purpose of which is to avoid a Failure, the Seller may elect to supply the necessary modification kit free of charge or under a pro rata formula established by the Seller. If such a kit is so offered to the Buyer, then, in respect of such Failure and any Failures that could ensue therefrom, the validity of the Seller’s commitment under this Clause 12.2 will be subject to the Buyer’s incorporating such modification in the relevant Aircraft, within a reasonable time, in accordance with the Seller’s instructions.

12.2.4.5	THIS SERVICE LIFE POLICY IS NEITHER A WARRANTY, PERFORMANCE GUARANTEE, NOR AN AGREEMENT TO MODIFY ANY AIRCRAFT OR AIRFRAME COMPONENTS TO CONFORM TO NEW DEVELOPMENTS OCCURRING IN THE STATE OF AIRFRAME DESIGN AND MANUFACTURING ART. THE SELLER’S OBLIGATION UNDER THIS CLAUSE 12.2 IS TO MAKE ONLY THOSE CORRECTIONS TO THE ITEMS OR FURNISH REPLACEMENTS THEREFOR AS PROVIDED IN THIS CLAUSE 12.2. THE BUYER’S SOLE REMEDY AND RELIEF FOR THE NONPERFORMANCE OF ANY OBLIGATION OR LIABILITY OF THE SELLER ARISING UNDER OR BY VIRTUE OF THIS SERVICE LIFE POLICY WILL BE IN A CREDIT FOR GOODS AND SERVICES, LIMITED TO THE AMOUNT THE BUYER REASONABLY EXPENDS IN PROCURING A CORRECTION OR REPLACEMENT FOR ANY ITEM THAT IS THE SUBJECT OF A FAILURE COVERED BY THIS SERVICE LIFE POLICY AND TO WHICH SUCH NONPERFORMANCE IS RELATED, LESS THE AMOUNT THAT THE BUYER OTHERWISE WOULD HAVE BEEN REQUIRED TO PAY UNDER THIS CLAUSE 12.2 IN RESPECT OF SUCH CORRECTED OR REPLACEMENT ITEM. WITHOUT LIMITING THE EXCLUSIVITY OF WARRANTIES AND GENERAL LIMITATIONS OF LIABILITY PROVISIONS SET FORTH IN CLAUSE 12.5, THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL CLAIMS TO ANY FURTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING LOSS OF PROFITS AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES, ARISING UNDER OR BY VIRTUE OF THIS SERVICE LIFE POLICY.

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12.3	Supplier Warranties and Service Life Policies

12.3.1	Seller’s Support

Before Delivery of the first Aircraft, the Seller will provide the Buyer with the warranties and service life policies that the Seller has obtained pursuant to the Supplier Product Support Agreements.

12.3.2	Supplier’s Default

12.3.2.1	If any Supplier under any warranty referred to in Clause 12.3.1 defaults in the performance of any material obligation under such warranty with respect to a Supplier Part and the Buyer submits reasonable evidence, within a reasonable time, that such default has occurred, then Clause 12.1 of this Agreement will apply to the extent it would have applied had such Supplier Part been a Warranted Part, to the extent the Seller can reasonably perform said Supplier’s obligations, except that the Supplier’s warranty period indicated in the Supplier Product Support Agreements will apply.

12.3.2.2	If any Supplier under any Supplier service life policy referred to in to Clause 12.3.1 defaults in the performance of any material obligation under such service life policy, and (i) the Buyer has used its best efforts to enforce its rights under such service life policy, and (ii) the Buyer submits within reasonable time to the Seller reasonable evidence that such default has occurred, then Clause 12.2 of this Agreement will apply to the extent the same would have applied had such component, equipment, accessory or part been listed in Exhibit F hereto, to the extent that the Seller can reasonably perform said Supplier’s service life policy.

12.3.2.3	At the Seller’s request, the Buyer will assign to the Seller, and the Seller will be subrogated to, all of the Buyer’s rights against the relevant Supplier with respect to, and arising by reason of, such default and the Buyer will provide reasonable assistance to enable the Seller to enforce the rights so assigned.

12.4	Interface Commitment

12.4.1	Interface Problem

If the Buyer experiences any technical problem in the operation of an Aircraft or its systems due to a malfunction, the cause of which, after due and reasonable investigation, is not readily identifiable by the Buyer, but which the Buyer reasonably believes to be attributable to the design characteristics of one or more components of the Aircraft (an “Interface Problem”), the Seller will, if requested by the Buyer, and without additional charge to the Buyer, except for transportation of the Seller’s or its designee’s personnel to the Buyer’s facilities, promptly conduct or have conducted an investigation and analysis of such problem to determine, if possible, the cause or causes of the problem and to recommend such corrective action as may be feasible. The Buyer will furnish to the Seller all data and information in the Buyer’s possession relevant to the Interface Problem and will cooperate with the Seller in the conduct of the Seller’s investigations and such tests as may be required. At the conclusion of such investigation the Seller will promptly advise the Buyer in writing of the Seller’s opinion as to the cause or causes of the Interface Problem and the Seller’s recommendations as to corrective action.

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12.4.2	Seller’s Responsibility

If the Seller determines that the Interface Problem is primarily attributable to the design of a Warranted Part, the Seller will, if requested by the Buyer, correct the design of such Warranted Part pursuant to the terms and conditions of Clause 12.1.

12.4.3	Supplier’s Responsibility

If the Seller determines that the Interface Problem is primarily attributable to the design of any Supplier Part, the Seller will, at the Buyer’s request, reasonably assist the Buyer in processing any warranty claim the Buyer may have against the manufacturer of such Supplier Part.

12.4.4	Joint Responsibility

If the Seller determines that the Interface Problem is attributable partially to the design of a Warranted Part and partially to the design of any Supplier Part, the Seller will, if requested by the Buyer, seek a solution to the Interface Problem through cooperative efforts of the Seller and any Supplier involved. The Seller will promptly advise the Buyer of any corrective action proposed by the Seller and any such Supplier. Such proposal will be consistent with any then existing obligations of the Seller hereunder and of any such Supplier to the Buyer. Such corrective action, unless reasonably rejected by the Buyer, will constitute full satisfaction of any claim the Buyer may have against either the Seller or any such Supplier with respect to such Interface Problem.

12.4.5	General

12.4.5.1	All requests under this Clause 12.4 will be directed both to the Seller and to the affected Suppliers.

12.4.5.2	Except as specifically set forth in this Clause 12.4, this Clause 12.4 will not be deemed to impose on the Seller any obligations not expressly set forth elsewhere in this Agreement.

12.4.5.3	All reports, recommendations, data and other documents furnished by the Seller to the Buyer pursuant to this Clause 12.4 will be deemed to be delivered under this Agreement and will be subject to the terms, covenants and conditions set forth in this Clause 12 and in Clause 22.10.

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12.5	Exclusivity of Warranties

THIS CLAUSE 12 SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THIS AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICE DELIVERED BY THE SELLER UNDER THIS AGREEMENT.

THE BUYER RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS CLAUSE 12 ARE ADEQUATE AND SUFFICIENT TO PROTECT THE BUYER FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN THE GOODS AND SERVICES SUPPLIED UNDER THIS AGREEMENT. THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICE DELIVERED BY THE SELLER UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, GROSS NEGLIGENCE, INTENTIONAL ACTS, WILLFUL DISREGARD, IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;

ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

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ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

(i) LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

(ii) LOSS OF PROFITS AND/OR REVENUES;

(iii) ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

THE WARRANTIES AND SERVICE LIFE POLICY PROVIDED BY THIS AGREEMENT WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER. IN THE EVENT THAT ANY PROVISION OF THIS CLAUSE 12 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS CLAUSE 12 WILL REMAIN IN FULL FORCE AND EFFECT.

FOR THE PURPOSE OF THIS CLAUSE 12.5, “SELLER” WILL BE UNDERSTOOD TO INCLUDE THE SELLER, ITS AFFILIATES AND SUPPLIERS.

12.6	Duplicate Remedies

The remedies provided to the Buyer under Clause 12.1 and Clause 12.2 as to any defect in respect of the Aircraft or any part thereof are mutually exclusive and not cumulative. The Buyer will be entitled to the remedy that provides the maximum benefit to it, as the Buyer may elect, pursuant to the terms and conditions of this Clause 12 for any particular defect for which remedies are provided under this Clause 12; provided, however, that the Buyer will not be entitled to elect a remedy under both Clause 12.1 and Clause 12.2 for the same defect. The Buyer’s rights and remedies herein for the nonperformance of any obligations or liabilities of the Seller arising under these warranties will be in monetary damages limited to the amount the Buyer expends in procuring a correction or replacement for any covered part subject to a defect or nonperformance covered by this Clause 12, and the Buyer will not have any right to require specific performance by the Seller.

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12.7	Transferability

The Buyer’s rights under this Clause 12 may not be assigned, sold, transferred, novated or otherwise alienated by operation of law or otherwise, without the Seller’s prior written consent. Any assignment, sale, transfer or novation in violation of this Clause 12.7 will, as to the Aircraft involved, immediately void the rights and warranties of the Buyer under this Clause 12 and any and all other warranties that might arise under, or be implied, in Law or otherwise.

12.8	Negotiated Agreement

The parties each acknowledge that:

(i) the Specification has been agreed upon after careful consideration by the Buyer using its judgment as a professional operator of, and maintenance provider with respect to, aircraft used in public transportation and as such is a professional within the same industry as the Seller;

(ii) this Agreement, and in particular this Clause 12, has been the subject of discussion and negotiation and is fully understood by the Buyer; and

(iii) the price of the Aircraft and the other mutual agreements of the Buyer set forth in this Agreement were arrived at in consideration of, inter alia, the provisions of this Clause 12, specifically including the Exclusivity of Warranties set forth in Clause 12.

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13 -	PATENT AND COPYRIGHT INDEMNITY

13.1	Indemnity

13.1.1	Subject to the provisions of Clause 13.2.3, the Seller will indemnify the Buyer from and against any damages, costs and expenses including reasonable legal costs (excluding damages, costs, expenses, loss of profits and other liabilities in respect of or resulting from loss of use of the Aircraft) resulting from any infringement or claim of infringement by the Airframe or any part or software installed therein at Delivery of:

(i)	any British, French, German, Spanish or U.S. patent; and

(ii)	any patent issued under the laws of any other country in which the Buyer may lawfully operate the Aircraft, provided that from the time of design of such Airframe or any part or software installed therein at Delivery and until infringement claims are resolved, the country of the patent and the flag country of the Aircraft are both parties to:

(1)	the Chicago Convention on International Civil Aviation of December 7, 1944, and are each fully entitled to all benefits of Article 27 thereof, or,

(2)	the International Convention for the Protection of Industrial Property of March 20, 1883 (the “Paris Convention”); and

(iii)	in respect of computer software installed on the Aircraft, any copyright, provided that the Seller’s obligation to indemnify will be limited to infringements in countries which, at the time of design versus infringement claim are members of The Berne Union and recognize computer software as a “work” under the Berne Convention.

13.1.2	Clause 13.1.1 will not apply to

(i)	Buyer Furnished Equipment;

(ii)	the Propulsion Systems;

(iii)	Supplier Parts; or

(iv)	software not developed by the Seller.

13.1.3	If the Buyer, due to circumstances contemplated in Clause 13.1.1, is prevented from using the Aircraft (whether by a valid judgment of a court of competent jurisdiction or by a settlement arrived at among the claimant, the Seller and the Buyer), the Seller will at its expense either

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(i)	procure for the Buyer the right to use the affected Airframe, part or software free of charge; or

(ii)	replace the infringing part or software as soon as possible with a non-infringing substitute.

13.2	Administration of Patent and Copyright Indemnity Claims

13.2.1	If the Buyer receives a written claim or a suit is threatened or begun against the Buyer for infringement of a patent or copyright referred to in Clause 13.1, the Buyer will

(i)	forthwith notify the Seller, giving particulars thereof;

(ii)	furnish to the Seller all data, papers and records within the Buyer’s control or possession relating to such patent or claim;

(iii)	refrain from admitting any liability or making any payment, or assuming any expenses, damages, costs or royalties, or otherwise acting in a manner prejudicial to the defense or denial of the suit or claim, it being agreed that nothing in this Clause 13.2.1(iii) will prevent the Buyer from paying the sums that may be required to obtain the release of the Aircraft, provided that payment is accompanied by a denial of liability and is made without prejudice;

(iv)	fully cooperate with, and render all assistance to, the Seller as may be pertinent to the defense or denial of the suit or claim; and

(v)	act to mitigate damages and/or to reduce the amount of royalties that may be payable, and act to minimize costs and expenses.

13.2.2	The Seller will be entitled either in its own name or on behalf of the Buyer to conduct negotiations with the party or parties alleging infringement and may assume and conduct the defense or settlement of any suit or claim in the manner that, in the Seller’s opinion, it deems proper.

13.2.3	The Seller’s liability hereunder will be conditioned on the strict and timely compliance by the Buyer with the terms of this Clause 13 and is in lieu of any other liability to the Buyer, whether express or implied, which the Seller might incur at law as a result of any infringement or claim of infringement of any patent or copyright.

THE INDEMNITY PROVIDED IN THIS CLAUSE 13 AND THE OBLIGATIONS AND LIABILITIES OF THE SELLER UNDER THIS CLAUSE 13 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER INDEMNITIES, WARRANTIES, OBLIGATIONS, GUARANTEES AND

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LIABILITIES ON THE PART OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE (INCLUDING WITHOUT LIMITATION ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY ARISING FROM OR WITH RESPECT TO LOSS OF USE OR REVENUE OR CONSEQUENTIAL DAMAGES), WITH RESPECT TO ANY ACTUAL OR ALLEGED PATENT INFRINGEMENT OR THE LIKE BY ANY AIRFRAME, PART OR SOFTWARE INSTALLED THEREIN AT DELIVERY, OR THE USE OR SALE THEREOF, PROVIDED THAT, IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE, THE REMAINDER OF THIS CLAUSE WILL REMAIN IN FULL FORCE AND EFFECT. THIS INDEMNITY AGAINST PATENT AND COPYRIGHT INFRINGEMENTS WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER.

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14 -	TECHNICAL DATA AND SOFTWARE SERVICES

14.1	Scope

This Clause 14 covers the terms and conditions for the supply of technical data (hereinafter “Technical Data”) and software services described hereunder (hereinafter “Software Services”) to support the Aircraft operation.

14.1.1	The Technical Data shall be supplied in the English language using the aeronautical terminology in common use.

14.1.2	All Technical Data shall be available on-line as set forth in Clause 14.4. Range, type, format and delivery schedule of the on-line Technical Data to be provided under this Agreement are outlined in Exhibit G hereto.

14.2	Aircraft Identification for Technical Data

14.2.1	For those Technical Data that are customized to the Buyer’s Aircraft, the Buyer agrees to the allocation of fleet serial numbers (“Fleet Serial Numbers”) in the form of blocks of numbers selected in the range from 001 to 999.

14.2.2	The sequence shall not be interrupted unless two (2) different Propulsion Systems or two (2) different Aircraft models are selected.

14.2.3	The Buyer shall indicate to the Seller the Fleet Serial Number allocated to each Aircraft corresponding to the delivery schedule set forth in Clause 9.1 ***. Neither the designation of such Fleet Serial Numbers nor the subsequent allocation of the Fleet Serial Numbers to Manufacturer Serial Numbers for the purpose of producing certain customized Technical Data shall constitute any property, insurable or other interest of the Buyer in any Aircraft prior to the Delivery of such Aircraft as provided for in this Agreement.

The customized Technical Data that are affected thereby are the following:

•	Aircraft Maintenance Manual,

•	Illustrated Parts Catalog,

•	Trouble Shooting Manual,

•	Aircraft Wiring Manual,

•	Aircraft Schematics Manual,

•	Aircraft Wiring Lists.

14.3	Integration of Equipment Data

14.3.1	Supplier Equipment

Information, including revisions, relating to Supplier equipment that is installed on the Aircraft at Delivery or through Airbus Service Bulletins thereafter shall be introduced into the customized Technical Data to the extent necessary for the comprehension of the affected systems, at no additional charge to the Buyer.

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14.3.2	Buyer Furnished Equipment

14.3.2.1	The Seller shall introduce data related to Buyer Furnished Equipment, for equipment that is installed on the Aircraft by the Seller (hereinafter “BFE Data”) into the customized Technical Data, at no additional charge to the Buyer for the initial issue of the Technical Data provided at first Aircraft Delivery, provided such BFE Data is provided in accordance with the conditions set forth in Clauses 14.3.2.2 through 14.3.2.6.

14.3.2.2	The Buyer shall supply the BFE Data to the Seller at least six (6) months prior to the Scheduled Delivery Month of the first Aircraft.

14.3.2.3	The BFE Data shall be supplied in English and shall be established in compliance with the then applicable revision of ATA iSpecification 2200 and/or S1000D Specification jointly defined by the ASD (Aerospace and Defense Industries Association of Europe), AIA (Aerospace Industries Association) and ATA (Air Transport Association of America), as applicable.

14.3.2.4	The Buyer and the Seller shall agree on the requirements for the provision to the Seller of BFE Data for “on-aircraft maintenance”, such as but not limited to timeframe, media and format in which the BFE Data shall be supplied to the Seller, in order to manage the BFE Data integration process in an efficient, expeditious and economic manner.

14.3.2.5	The BFE Data shall be delivered in digital format (SGML or XML raw data) and/or in Portable Document Format (PDF), as agreed between the Buyer and the Seller.

14.3.2.6	All costs related to the delivery to the Seller of the applicable BFE Data shall be borne by the Buyer.

14.4	Supply

14.4.1	Except as specifically otherwise set forth in Exhibit G, all Technical Data shall be made available on-line through the relevant services on the Seller’s customer portal Airbus World (“Airbus World”), under terms and conditions described in Exhibit H to the Agreement.

14.4.2	The Technical Data shall be delivered according to *** to correspond with the Deliveries of Aircraft. The Buyer shall provide *** notice when requesting a change to such delivery schedule.

14.4.3	It shall be the responsibility of the Buyer to coordinate and satisfy local Aviation Authorities’ requirements with respect to Technical Data. Upon request from the Buyer’s Aviation Authorities, such Aviation Authorities shall be given on-line access to the Buyer’s Technical Data.

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14.5	Revision Service

For each firmly ordered Aircraft covered under this Agreement, revision service for the Technical Data shall be provided *** (each a “Revision Service Period”).

Thereafter revision service shall be provided in accordance with the terms and conditions set forth in the Seller’s then current Customer Services Catalog.

14.6	Service Bulletins (SB) Incorporation

During any Revision Service Period and upon the Buyer’s request, Seller Service Bulletin information shall be incorporated into the Technical Data, provided that the Buyer notifies the Seller through the Airbus World “Service Bulletin Reporting” service that it intends to accomplish such Service Bulletin, after which post Service Bulletin status shall be shown.

14.7	Technical Data Familiarization

Upon request by the Buyer, the Seller shall provide up to *** of Technical Data familiarization training at the Seller’s or the Buyer’s facilities. The basic familiarization course is tailored for maintenance and engineering personnel.

14.8	Customer Originated Changes (COC)

If the Buyer wishes to introduce Buyer originated data (hereinafter “COC Data”) into any of the customized Technical Data that are identified as eligible for such incorporation in the Seller’s then current Customer Services Catalog, the Buyer shall notify the Seller of such intention.

The incorporation of any COC Data shall be perfomed under the methods and tools for achieving such introduction and the conditions specified in the Seller’s then current Customer Services Catalog.

14.9	Advanced Consultation Tool

14.9.1	Some Technical Data shall be made available through several domains listed herebelow and shall be provided on-line through an Advanced Consultation Tool, which shall include the necessary navigation software and viewer to browse the Technical Data (hereinafter together referred to as “Advanced Consultation Tool”).

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14.9.2	The Advanced Consultation Tool encompasses the following domains:

•	AirN@v / Line Maintenance,

•	AirN@v /Planning,

•	AirN@v / Engineering,

•	AirN@v / Associated Data

14.9.3	Further details on the Technical Data included in such Advanced Consultation Tool are set forth in Exhibit “G”.

14.9.4	The licensing conditions for the use of the Advanced Consultation Tool software shall be as set forth in the “End-User License Agreement for Airbus Software”, which is available in the Seller’s Customer Services Catalog.

14.9.5	The revision service for, and the license to use, the Advanced Consultation Tool shall be *** of the corresponding Revision Service Period. At the end of such Revision Service Period, the yearly revision service for the Advanced Consultation Tool and the associated license fee shall be provided to the Buyer under the commercial conditions set forth in the Seller’s then current Customer Services Catalog.

14.10	On-Line Access to Technical Data

14.10.1	Access to Airbus World shall be subject to the “General Terms and Conditions of Access to and Use of Airbus World” (hereinafter the “GTC”), as set forth in Exhibit H to this Agreement.

14.10.2	Access to Airbus World shall be *** for the Technical Data related to the Aircraft which shall be operated by the Buyer.

14.10.3	Should Airbus World provide access to Technical Data in software format, the use of such software shall be further subject to the conditions of Exhibit H to the Agreement.

14.11	Waiver, Release and Renunciation

The Seller warrants that the Technical Data are prepared in accordance with the state of art at the date of their conception. Should any Technical Data prepared by the Seller contain any non-conformity or defect, the sole and exclusive liability of the Seller shall be to take all reasonable and proper steps to correct such Technical Data. Notwithstanding the above, no warranties of any kind shall be given for the Customer Originated Changes, as set forth in Clause 14.8.

THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER (AS DEFINED BELOW FOR THE PURPOSES OF THIS CLAUSE 14) AND REMEDIES OF THE BUYER SET FORTH IN THIS CLAUSE 14 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER

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AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW, CONTRACT OR OTHERWISE, WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT OF ANY KIND, IN ANY TECHNICAL DATA OR SERVICES DELIVERED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

A. ANY WARRANTY AGAINST HIDDEN DEFECTS;

B. ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

C. ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OR TRADE;

D. ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER IN CONTRACT OR IN TORT, WHETHER OR NOT ARISING FROM THE SELLER’S NEGLIGENCE, ACTUAL OR IMPUTED; AND

E. ANY OBLIGATION, LIABILITY, RIGHT, CLAIM, OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICES DELIVERED UNDER THIS AGREEMENT, FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES;

PROVIDED THAT, IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE, THE REMAINDER OF THIS AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT.

FOR THE PURPOSES OF THIS CLAUSE 14, THE “SELLER” SHALL BE UNDERSTOOD TO INCLUDE THE SELLER, ANY OF ITS SUPPLIERS AND SUBCONTRACTORS, ITS AFFILIATES AND ANY OF THEIR RESPECTIVE INSURERS.

14.12	Proprietary Rights

14.12.1	All proprietary rights, including but not limited to patent, design and copyrights, relating to Technical Data shall remain with the Seller and/or its Affiliates as the case may be. These proprietary rights shall also apply to any translation into a language or languages or media that may have been performed or caused to be performed by the Buyer.

14.12.2	Whenever this Agreement and/or any Technical Data provides for manufacturing by the Buyer, the consent given by the Seller shall not be construed as express or implicit approval howsoever neither of the Buyer nor of the manufactured products. The supply of the Technical Data shall not be construed as any further right for the Buyer to design or manufacture any Aircraft or part thereof or spare part.

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14.13	Performance Engineer’s Program

14.13.1	In addition to the Technical Data provided under Clause 14, the Seller shall provide to the Buyer Software Services, which shall consist of the Performance Engineer’s Program (“PEP”) for the Aircraft type covered under this Agreement. Such PEP is composed of software components and databases and its use is subject to the license conditions set forth in Part 1 of Exhibit H to the Agreement “End-User License Agreement for Airbus Software”.

14.13.2	Use of the PEP shall be limited to *** to be used on the Buyer’s computers for the purpose of computing performance engineering data. The PEP is intended for use on ground only and shall not be installed on board the Aircraft.

14.13.3	The license to use the PEP and the revision service shall be provided *** of the corresponding Revision Service Period as set forth in Clause 14.5.

14.13.4	At the end of such Revision Service Period, the PEP shall be provided to the Buyer under commercial conditions set forth in the Seller’s then current Customer Services Catalog.

14.14	Future Developments

The Seller continuously monitors technological developments and applies them to Technical Data, document and information systems’ functionalities, production and methods of transmission.

The Seller shall implement and the Buyer shall accept such new developments, it being understood that the Buyer shall be informed in due time by the Seller of such new developments and their application and of the date by which the same shall be implemented by the Seller.

14.15	Confidentiality

14.15.1	This Clause, the Technical Data, the Software Services and their content are designated as confidential. All such Technical Data and Software Services are provided to the Buyer for the sole use of the Buyer who undertakes not to disclose the contents thereof to any third party without the prior written consent of the Seller save as permitted therein or pursuant to any government or legal requirement imposed upon the Buyer.

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14.15.2	If the Seller authorizes the disclosure of this Clause or any Technical Data or Software Services to third parties either under this Agreement or by an express prior written authorization and specifically, in the event of the Buyer intending to designate a maintenance and repair organization or a third party to perform the maintenance of the Aircraft or to perform data processing on its behalf (each a “Third Party”), the Buyer shall notify the Seller of such intention prior to any disclosure of this Clause and/or the Technical Data and/or the Software Services to such Third Party.

The Buyer hereby undertakes to cause such Third Party to agree to be bound by the conditions and restrictions set forth in this Clause 14 with respect to the disclosed Clause, Technical Data or Software Services and shall in particular cause such Third Party to enter into a confidentiality agreement with the Seller and appropriate licensing conditions, and to commit to use the Technical Data solely for the purpose of maintaining the Buyer’s Aircraft and the Software Services exclusively for processing the Buyer’s data.

14.16	Transferability

Without prejudice to Clause 21.1, the Buyer’s rights under this Clause 14 may not be assigned, sold, transferred, novated or otherwise alienated by operation of law or otherwise, without the Seller’s prior written consent.

Any transfer in violation of this Clause 14.16 shall, as to the particular Aircraft involved, void the rights and warranties of the Buyer under this Clause 14 and any and all other warranties that might arise under or be implied in law.

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15 -	SELLER REPRESENTATIVE SERVICES

The Seller shall *** to the Buyer the services described in this Clause 15, at the Buyer’s main base or at other locations.

15.1	Customer Support Representative(s)

15.1.1	The Seller shall *** to the Buyer the services of Seller customer support representative(s), as defined in Appendix A to this Clause 15 (each a “Seller Representative”), at the Buyer’s main base or such other locations as the parties may agree.

15.1.2	In providing the services as described herein, any Seller Representatives, or any Seller employee(s) providing services to the Buyer hereunder, are deemed to be acting in an advisory capacity only and at no time will they be deemed to be acting as Buyer’s employees or agents, either directly or indirectly.

15.1.3	The Seller shall provide to the Buyer an annual written accounting of the consumed man-months and any remaining man-month balance from the allowance defined in Appendix A to this Clause 15. Such accounting shall be deemed final and accepted by the Buyer unless the Seller receives written objection from the Buyer within *** of receipt of such accounting.

15.1.4	If Aircraft On Ground (“AOG”) technical assistance is needed after the end of the assignment referred to in Appendix A to this Clause 15, the Buyer shall have non-exclusive access to:

a)	AIRTAC (Airbus Technical AOG Center), for as long as the Buyer operates at least one Airbus aircraft, and

b)	The Seller Representative network closest to the Buyer’s main base. A list of contacts of the Seller Representatives closest to the Buyer’s main base shall be provided to the Buyer,

15.1.5	Should the Buyer request Seller Representative services exceeding the allocation specified in Appendix A to this Clause 15, the Seller may provide such additional services subject to terms and conditions to be mutually agreed.

15.1.6	The Seller shall cause similar services to be provided by representatives of the Propulsion Systems Manufacturer and Suppliers, when necessary and applicable.

15.1.7	The Seller will cause AACS to assign the services of *** Customer Support Director based in Herndon, Virginia, to liaise between the Seller and the Buyer on product support matters, after signature of this Agreement and ***.

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15.2	Buyer’s Support

15.2.1	From the date of arrival of the first Seller Representative and for the duration of the assignment, the Buyer shall provide free of charge a suitable lockable office, conveniently located with respect to the Buyer’s maintenance facilities, with complete office furniture and equipment including telephone, internet, email and facsimile connections for the sole use of the Seller Representative(s). All related communication costs shall be borne by the Seller upon receipt by the Seller of all relevant justifications.

15.2.2	The Buyer shall *** of the Seller Representatives of ***, to and from their place of assignment and Toulouse, France.

15.2.3	The Buyer shall *** of the Seller Representatives to and from their place of assignment and Toulouse, France.

15.2.4	Should the Buyer request any Seller Representative to travel on business to a city other than such Seller Representative usual place of assignment, the Buyer shall be responsible for all related reasonable and substantiated transportation costs and expenses.

15.3	Withdrawal of the Seller Representative

The Seller shall have the right to withdraw its assigned Seller Representatives if conditions arise, which are in the Seller’s opinion dangerous to their safety or health or which prevent them from fulfilling their contractual tasks.

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APPENDIX “A” TO CLAUSE 15

SELLER REPRESENTATIVE ALLOCATION

The Seller Representative allocation provided to the Buyer pursuant to Clause 15.1 is defined hereunder.

1	The Seller shall provide to the Buyer Seller Representative services at the Buyer’s main base or at other locations to be ***.

2	Seller Representatives’ services shall include initial Aircraft entry into service assistance and sustaining support services.

3	The number of the Seller Representatives assigned to the Buyer at any one time shall be mutually agreed, but shall at no time *** Seller Representatives.

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16 -	TRAINING SUPPORT AND SERVICES

16.1	General

16.1.1	This Clause 16 sets forth the terms and conditions for the supply of training support and services for the Buyer’s personnel to support the Aircraft operation.

16.1.2	The range, quantity and validity of training to be provided *** under this Agreement are covered in Appendix A to this Clause 16.

16.1.3	Scheduling of training courses covered in Appendix A shall be mutually agreed during a training conference (the “Training Conference”) that shall ***.

16.2	Training Location

16.2.1	The Seller shall provide training at its training center in Blagnac, France, and/or in Hamburg, Germany, or shall designate an affiliated training center in Miami, U.S.A., or Beijing, China (individually a “Seller’s Training Center” and collectively the “Seller’s Training Centers”).

16.2.2	If the unavailability of facilities or scheduling difficulties make training by the Seller at any Seller’s Training Center impractical, the Seller shall ensure that the Buyer is provided with such training at another location designated by the Seller.

16.2.3	Upon the Buyer’s request, the Seller may also provide certain training at a location other than the Seller’s Training Centers, including one of the Buyer’s bases, if and when practicable for the Seller, under terms and conditions to be mutually agreed upon. In such event, all additional charges listed in Clauses 16.5.2 and 16.5.3 shall be borne by the Buyer.

16.2.4	If the Buyer requests training at a location as indicated in Clause 16.2.3 and requires such training to be an Airbus approved course, the Buyer undertakes that the training facilities shall be approved prior to the performance of such training. The Buyer shall, as necessary and in due time prior to the performance of such training, provide access to the training facilities set forth in Clause 16.2.3 to the Seller’s and the competent Aviation Authority’s representatives for approval of such facilities.

16.3	Training Courses

16.3.1	Training courses shall be as described in the Seller’s customer services catalog (the “Seller’s Customer Services Catalog”). The Seller’s Customer Services Catalog also sets forth the minimum and maximum number of trainees per course.

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All training requests or training course changes made outside of the Training Conference shall be submitted by the Buyer with a *** prior notice.

16.3.2	The following terms and conditions shall apply to training performed by the Seller:

(i)	Training courses shall be the Seller’s standard courses as described in the Seller’s Customer Services Catalog valid at the time of execution of the course. The Seller shall be responsible for all training course syllabi, training aids and training equipment necessary for the organization of the training courses; for the purpose of performing training, such training equipment does not include aircraft.

(ii)	The training equipment and the training curricula used for the training of flight, cabin and maintenance personnel shall not be fully customized but shall be configured in order to obtain the relevant Aviation Authority’s approval and to support the Seller’s training programs.

(iii)	Training data and documentation for trainees receiving the training at the Seller’s Training Centers shall be provided free of charge. Training data and documentation shall be marked “FOR TRAINING ONLY” and as such are supplied for the sole and express purpose of training; revisions of training data and documentation shall not be provided by the Seller.

16.3.3	When the Seller’s training courses are provided by the Seller’s instructors (individually an “Instructor” and collectively “Instructors”) the Seller shall deliver a Certificate of Recognition or a Certificate of Course Completion (each a “Certificate”) or an attestation (an “Attestation”), as applicable, at the end of any such training course. Any such Certificate or Attestation shall not represent authority or qualification by any Aviation Authority but may be presented to such Aviation Authority in order to obtain relevant formal qualification.

In the event of training courses being provided by a training provider selected by the Seller as set forth in Clause 16.2.2, the Seller shall cause such training provider to deliver a Certificate or Attestation, which shall not represent authority or qualification by any Aviation Authority, but may be presented to such Aviation Authority in order to obtain relevant formal qualification.

16.3.4	Should the Buyer wish to exchange any of the training courses provided under Appendix A hereto, the Buyer shall place a request for ***.

16.3.5	Should the Buyer use none or only part of the training to be provided pursuant to this Clause 16, no compensation or credit of any nature shall be provided.

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16.3.6	Should the Buyer decide to cancel or reschedule, fully or partially, and irrespective of the location of the training, a training course, a minimum advance notification of at least *** prior to the relevant training course start date is required.

16.3.7	If the notification occurs *** prior to such training, *** shall be, as applicable, either deducted from the training allowance defined in Appendix A or invoiced at the Seller’s then applicable price.

16.3.8	If the notification occurs less than *** prior to such training, a *** of such training shall be, as applicable, either deducted from the training allowance defined in Appendix A to this Clause 16 or invoiced at the Seller’s then applicable price.

16.3.9	***

16.4	Prerequisites and Conditions

16.4.1	Training shall be conducted in English and all training aids used during such training shall be written in English using common aeronautical terminology.

16.4.2	The Buyer hereby acknowledges that all training courses conducted pursuant to this Clause 16 are “Standard Transition Training Courses” and not “Ab Initio Training Courses”.

16.4.3	Trainees shall have the prerequisite knowledge and experience specified for each course in the Seller’s Customer Services Catalog.

16.4.4.1	The Buyer shall be responsible for the selection of the trainees and for any liability with respect to the entry knowledge level of the trainees.

16.4.4.2	The Seller reserves the right to verify the trainees’ proficiency and previous professional experience.

16.4.4.3	The Seller shall provide to the Buyer during the Training Conference an “Airbus Pre-Training Survey” for completion by the Buyer for each trainee.

The Buyer shall provide the Seller with an attendance list of the trainees for each course, with the validated qualification of each trainee, at the time of reservation of the training course and in no event any later than *** before the start of the training course. The Buyer shall return concurrently thereto the completed Airbus Pre-Training Survey, detailing the trainees’ associated background. If the Seller determines through the Airbus Pre-Training Survey that a trainee does not match the prerequisites set forth in the Seller’s Customer Services Catalog, following consultation with the Buyer, such trainee shall be withdrawn from the program or directed through a relevant entry level training (ELT) program, which shall be at the Buyer’s expense.

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16.4.4.4	If the Seller reasonably determines at any time during the training that a trainee lacks the required qualifications, following consultation with the Buyer, such trainee shall be withdrawn from the program. Upon the Buyer’s request, the Seller will recommend specific additional training, which shall be at the Buyer’s expense.

16.4.5	The Seller shall in no case warrant or otherwise be held liable for any trainee’s performance as a result of any training provided.

16.5	Logistics

16.5.1	Trainees

16.5.1.1	Living and travel expenses for the Buyer’s trainees ***.

16.5.1.2	It will be the responsibility of the Buyer to make all necessary arrangements relative to authorizations, permits and/or visas necessary for the Buyer’s trainees to attend the training courses to be provided hereunder. Rescheduling or cancellation of courses due to the Buyer’s failure to obtain any such authorizations, permits and/or visas shall be subject to the provisions of Clauses 16.3.5.1 through 16.3.5.3.

16.5.2	Training at External Location - Seller’s Instructors

16.5.2.1	If, training is provided at the Seller’s request at any location other than the Seller’s Training Centers, as provided for in Clause 16.2.2, the expenses of the Seller’s Instructors will be borne directly by the Seller.

16.5.2.2	If, at the Buyer’s request, training is provided by the Seller’s Instructor(s) at any location other than the Seller’s Training Centers, the Buyer *** related to the assignment of such Seller Instructors and the performance of their duties as aforesaid.

16.5.2.3	Living Expenses

Except as provided for in Clause 16.5.2.1 above, the Buyer *** set forth in the Seller’s Customer Services Catalog current at the time of the corresponding training or support.

Travel expenses shall include, but shall not be limited to, lodging, food and local transportation to and from the place of lodging and the training course location.

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16.5.2.4	Air Travel

Except as provided for in Clause 16.5.2.1 above, the Buyer *** set forth in the Seller’s Customer Services Catalog current at the time of the corresponding training or support.

16.5.2.5	***

16.5.3	Training Material and Equipment Availability - Training at External Location

Training material and equipment necessary for course performance at any location other than the Seller’s Training Centers or the facilities of a training provider selected by the Seller shall be provided by the Buyer at its own cost in accordance with the Seller’s specifications.

Notwithstanding the foregoing, should the Buyer request the performance of a course at another location as per Clause 16.2.3.1, the Seller may, upon the Buyer’s request, provide the training material and equipment necessary for such course’s performance. Such provision shall be at the Buyer’s expense.

16.6	Flight Operations Training

The Seller shall provide training for the Buyer’s flight operations personnel as further detailed in Appendix A to this Clause 16, including the courses described in this Clause 16.6.

16.6.1	Flight Crew Training Course

The Seller shall perform a flight crew training course program for the Buyer’s flight crews, each of which shall consist of two (2) crew members, who shall be either captain(s) or first officer(s).

16.6.2	Base Flight Training

16.6.2.1	The Buyer shall provide at its own cost its delivered Aircraft, or any other aircraft it operates, for any base flight training, which shall consist of *** per pilot, performed in accordance with the related Airbus training course definition (the “Base Flight Training”).

16.6.2.2	Should it be necessary to ferry the Buyer’s delivered Aircraft to the location where the Base Flight Training shall take place, the additional flight time required for the ferry flight to and/or from the Base Flight Training field shall not be deducted from the Base Flight Training time.

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16.6.2.3	If the Base Flight Training is performed outside of the zone where the Seller usually performs such training, the ferry flight to the location where the Base Flight Training shall take place shall be performed by a crew composed of the Seller’s and/or the Buyer’s qualified pilots, in accordance with the relevant Aviation Authority’s regulations related to the place of performance of the Base Flight Training.

16.6.3	Flight Crew Line Initial Operating Experience

In order to assist the Buyer with initial operating experience after Delivery of the first Aircraft, the Seller shall provide to the Buyer pilot Instructor(s) as set forth in Appendix A to this Clause 16.

Should the Buyer request, subject to the Seller’s consent, such Seller pilot Instructors to perform any other flight support during the flight crew line initial operating period, such as but not limited to line assistance, demonstration flight(s), ferry flight(s) or any flight(s) required by the Buyer during the period of entry into service of the Aircraft, it is understood that such flight(s) shall be deducted from the flight crew line initial operating experience allowance set forth in Appendix A to this Clause 16.

It is hereby understood by the parties that the Seller’s pilot Instructors shall only perform the above flight support services to the extent they bear the relevant qualifications to do so.

16.6.4	Type Specific Cabin Crew Training Course

The Seller shall provide type specific training for cabin crews, at one of the locations defined in Clause 16.2.1.

If the Buyer’s Aircraft is to incorporate special features, the type specific cabin crew training course shall be performed no earlier than ***.

16.6.5	Training on Aircraft

During any and all flights performed in accordance with this Clause 16.6, the Buyer shall bear full responsibility for the aircraft upon which the flight is performed, including but not limited to any required maintenance, all expenses such as fuel, oil or landing fees and the provision of insurance in line with Clause 16.13.

The Buyer shall assist the Seller, if necessary, in obtaining the validation of the licenses of the Seller’s pilots performing Base Flight Training or initial operating experience by the Aviation Authority of the place of registration of the Aircraft.

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16.7	Performance / Operations Courses

The Seller shall provide performance/operations training for the Buyer’s personnel as defined in Appendix A to this Clause 16.

The available courses shall be listed in the Seller’s Customer Services Catalog current at the time of the course.

16.8	Maintenance Training

16.8.1	The Seller shall provide maintenance training for the Buyer’s ground personnel as further set forth in Appendix A to this Clause 16.

The available courses shall be as listed in the Seller’s Customer Services Catalog current at the time of the course.

The practical training provided in the frame of maintenance training shall be performed on the training devices in use in the Seller’s Training Centers.

16.8.2	Practical Training on Aircraft

Notwithstanding Clause 16.8.1 above, upon the Buyer’s request, the Seller may provide Instructors for the performance of practical training on aircraft (“Practical Training”).

Irrespective of the location at which the training takes place, the Buyer shall provide at its own cost an aircraft for the performance of the Practical Training.

Should the Buyer require the Seller’s Instructors to provide Practical Training at facilities selected by the Buyer, such training shall be subject to prior approval of the facilities by the Seller. All costs related to such Practical Training, including but not limited to the Seller’s approval of the facilities, ***.

The provision of a Seller Instructor for the Practical Training shall be deducted from the trainee days allowance defined in Appendix A to this Clause 16, subject to the conditions detailed in Paragraph 3.3.4 thereof.

16.9	Supplier and Propulsion Systems Manufacturer Training

Upon the Buyer’s request, the Seller shall provide to the Buyer the list of the maintenance and overhaul training courses provided by major Suppliers and the Propulsion Systems Manufacturer on their respective products.

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16.10	Proprietary Rights

All proprietary rights, including but not limited to patent, design and copyrights, relating to the Seller’s training data and documentation shall remain with the Seller and/or its Affiliates and/or its Suppliers, as the case may be.

These proprietary rights shall also apply to any translation into a language or languages or media that may have been performed or caused to be performed by the Buyer.

16.11	Confidentiality

The Seller’s training data and documentation are designated as confidential and as such are provided to the Buyer for the sole use of the Buyer, for training of its own personnel, who undertake not to disclose the content thereof in whole or in part, to any third party without the prior written consent of the Seller, save as permitted herein or otherwise pursuant to any government or legal requirement imposed upon the Buyer.

If the Seller authorizes the disclosure of any training data and documentation to third parties either under this Agreement or by an express prior written authorization, the Buyer shall cause such third party to agree to be bound by the same conditions and restrictions as the Buyer with respect to the disclosed training data and documentation and to use such training data and documentation solely for the purpose for which they are provided.

16.12	Transferability

Without prejudice to Clause 21.1, the Buyer’s rights under this Clause 16 may not be assigned, sold, transferred, novated or otherwise alienated by operation of law or otherwise, without the Seller’s prior written consent.

16.13	Indemnities and Insurance

INDEMNIFICATION PROVISIONS AND INSURANCE REQUIREMENTS APPLICABLE TO THIS CLAUSE 16 ARE AS SET FORTH IN CLAUSE 19.

THE BUYER SHALL PROVIDE THE SELLER WITH AN ADEQUATE INSURANCE CERTIFICATE PRIOR TO ANY TRAINING ON AIRCRAFT.

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APPENDIX “A” TO CLAUSE 16

TRAINING ALLOWANCE

All quantities indicated below are the total quantities granted for the whole of the Buyer’s fleet of Aircraft firmly ordered, unless otherwise specified.

The contractual training courses defined in this Appendix A shall be provided up to ***.

Notwithstanding the above, flight operations training courses granted per firmly ordered Aircraft in this Appendix A shall be provided by the Seller ***.

Any deviation to said training delivery schedule will be agreed between the Buyer and the Seller.

1.	FLIGHT OPERATIONS TRAINING

1.1	Flight Crew Training (standard transition course)

The Seller shall provide flight crew training (standard transition course) *** of the Buyer’s flight crews.

1.2	Extended Range For Twin Engine Aircraft Operations (ETOPS) Training

The Seller shall provide *** ETOPS training for a total of *** of the Buyer’s flight crews.

1.3	Low Visibility Operations Training

The Seller shall provide *** Low Visibility Operations Training for a total of *** of the Buyer’s flight crews.

1.4	Flight Crew Line Initial Operating Experience

***

Unless otherwise agreed during the Training Conference, in order to follow the Aircraft Delivery schedule, the maximum number of pilot Instructors present at any one time shall be limited to *** pilot Instructors.

1.5	Type Specific Cabin Crew Training Course

The Seller shall provide to the Buyer *** type specific training for cabin crews for *** of the Buyer’s cabin crew instructors, pursers or cabin attendants.

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1.6	Airbus Pilot Instructor Course (APIC)

The Seller shall provide to the Buyer transition Airbus Pilot Instructor Course(s) (APIC), for flight and synthetic instruction, *** of the Buyer’s flight instructors. APIC courses shall be performed in groups of *** trainees.

2.	PERFORMANCE / OPERATIONS COURSE(S)

The Seller shall provide to the Buyer *** of performance / operations training *** for the Buyer’s personnel.

3.	MAINTENANCE TRAINING

3.1	The Seller shall provide to the Buyer *** of maintenance training *** for the Buyer’s personnel.

3.2	The Seller shall provide to the Buyer *** Engine Run-up courses consisting of up to *** trainees per course.

4.	TRAINEE DAYS ACCOUNTING

Trainee days are counted as follows:

4.1	For instruction at the Seller’s Training Centers: *** of instruction for *** trainee equals ***. The number of trainees originally registered at the beginning of the course shall be counted as the number of trainees to have taken the course.

4.2	For instruction outside of the Seller’s Training Centers: *** of instruction by *** Seller Instructor equals the actual number of trainees attending the course or a ***, except for structure maintenance training course(s).

4.3	For structure maintenance training courses outside the Seller’s Training Center(s), *** of instruction by *** Seller Instructor equals the actual number of trainees attending the course or the *** of trainees as indicated in the Seller’s Customer Services Catalog.

4.4	For Practical Training, whether on training devices or on aircraft, *** of instruction by *** Seller Instructor equals the actual number of trainees attending the course or a ***.

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17 -	EQUIPMENT SUPPLIER PRODUCT SUPPORT

17.1	Equipment Supplier Product Support Agreements

17.1.1	The Seller has obtained enforceable and transferable product support agreements from Suppliers of Seller Furnished Equipment listed in the Specification, the benefit of which is hereby accepted by the Buyer. Said agreements become enforceable as soon as and for as long as an operator is identified as an Airbus aircraft operator.

17.1.2	These agreements are based on the “World Airlines Suppliers Guide” and include Supplier commitments as contained in the “Supplier Product Support Agreements” which include the following provisions:

(i)	Technical data and manuals required to operate, maintain, service and overhaul the Supplier Parts will be prepared in accordance with the applicable provisions of ATA Specification including revision service and be published in the English language. The Seller will recommend that a software user guide, where applicable, be supplied in the form of an appendix to the Component Maintenance Manual. Such data will be provided in compliance with the applicable ATA Specification;

(ii)	Warranties and guarantees, including standard warranties.

(iii)	With respect to landing gear Suppliers, service life policies for selected structural landing gear elements;

(1)	Training to ensure efficient operation, maintenance and overhaul of the Supplier Parts for the Buyer’s instructors, shop and line service personnel;

(2)	Spares data in compliance with ATA iSpecification 2200, initial provisioning recommendations, spare parts and logistic service including routine and expedite deliveries;

(iv)	Technical service to assist the Buyer with maintenance, overhaul, repair, operation and inspection of Supplier Parts as well as required tooling and spares provisioning.

17.1.3	Upon the Buyer’s request, the Seller will provide the Buyer with Supplier Product Support Agreements familiarization training at the Seller’s facilities in Blagnac, France. An on-line training module will also be available through Airbus World, access to which will be subject to the “General Terms and Conditions of Access to and Use of Airbus World” (hereinafter the “GTC”), as set forth in Exhibit H to this Agreement.

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17.2	Supplier Compliance

The Seller will monitor Suppliers’ compliance with support commitments defined in the Supplier Product Support Agreements and will, if necessary, take remedial action jointly with the Buyer.

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18	BUYER FURNISHED EQUIPMENT

18.1	Administration

18.1.1	Buyer Furnished Equipment

18.1.1.1	*** and in accordance with the Specification, the Seller will provide for the installation of those items of equipment that are identified in the Specification as being furnished by the Buyer (“Buyer Furnished Equipment” or “BFE”), provided that the BFE and the supplier of such BFE (the “BFE Supplier”) are referred to in the Airbus BFE Product Catalog valid at the time the BFE Supplier is selected.

18.1.1.2	Notwithstanding the foregoing and without prejudice to Clause 2.4, if the Buyer wishes to install BFE manufactured by a supplier who is not referred to in the Airbus BFE Product Catalog, the Buyer will so inform the Seller and the Seller will conduct a feasibility study of the Buyer’s request, in order to consider approving such supplier, provided that such request is compatible with the Seller’s industrial planning and the associated Scheduled Delivery Month for the Buyer’s Aircraft. In addition, it is a prerequisite to such approval that the supplier being considered is qualified by the Seller’s Aviation Authorities to produce equipment for installation on civil aircraft. Any approval of a supplier by the Seller will be performed at the Buyer’s expense. The Buyer will cause any BFE supplier approved under this Clause 18.1.1.2 (each an “Approved BFE Supplier”) to comply with the conditions set forth in this Clause 18 and specifically Clause 18.2.

Except for the specific purposes of this Clause 18.1.1.2, the term “BFE Supplier” will be deemed to include Approved BFE Suppliers.

18.1.2.1	The Seller will advise the Buyer of the dates by which, in the planned release of engineering for the Aircraft, the Seller requires the BFE Supplier Data as set forth in Clause 2.5.2 and, subsequently, the final written detailed engineering definition encompassing a Declaration of Design and Performance (the “BFE Engineering Definition”). The Seller will provide to the Buyer and/or the BFE Supplier(s), within an appropriate timeframe, the necessary interface documentation and other technical data and information as is required by the Buyer to develop the BFE Engineering Definition.

The BFE Engineering Definition will include the description of the dimensions and weight of BFE, the information related to its certification and the information necessary for the installation and operation thereof. The Buyer will furnish, or cause the BFE Suppliers to furnish, both the BFE Supplier Data and BFE Engineering Definition by the dates specified through the Customization Milestone Chart as set forth in Clause 2.4.1.

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Thereafter, the BFE Engineering Definition will not be revised, except through an SCN executed in accordance with Clause 2.

18.1.2.2	The Seller will also provide in due time to the Buyer a schedule of dates and the shipping addresses for delivery of the BFE and, where requested by the Seller, additional spare BFE to permit installation in the Aircraft and Delivery of the Aircraft in accordance with the Aircraft delivery schedule. The Buyer will provide, or cause the BFE Suppliers to provide, the BFE by such dates in a serviceable condition, in order to allow performance of any assembly, test or acceptance process in accordance with the Seller’s industrial schedule. In order to facilitate the follow-up of the timely receipt of BFE, the Buyer will, upon the Seller’s request, provide to the Seller dates and references of all BFE purchase orders placed by the Buyer.

Notwithstanding the foregoing, for BFE in-flight entertainment (“IFE”) equipment to be integrated into BFE Premium Class Seats, the Buyer shall provide, or cause the BFE Premium Class Seat Supplier to provide to the BFE IFE equipment Supplier a schedule of dates and shipping addresses for delivery of the IFE equipment. In addition, where requested by the BFE Premium Class Seat Supplier, the IFE Supplier shall provide the former with additional spare IFE equipment to permit installation of the IFE equipment into the BFE Premium Class Seats in accordance with the BFE Premium Class Seat contractual delivery schedule. For BFE Premium Class Seats, each unit shall be delivered fully tested and ready for installation.

The Buyer will also provide, when requested by the Seller, at AIRBUS OPERATIONS S.A.S. works in TOULOUSE (FRANCE) and/or at AIRBUS OPERATIONS GmbH works in HAMBURG (GERMANY) adequate field service including support from BFE Suppliers to act in a technical advisory capacity to the Seller in the installation, calibration and possible repair of any BFE.

18.1.3	At a suitable time prior to CDF and without prejudice to the Buyer’s obligations hereunder, in order to facilitate the development of the BFE Engineering Definition, the Seller will organize when relevant an Initial Technical Coordination Meeting (ITCM) between the Seller, the Buyer and BFE Suppliers at the A350XWB Customer Definition Centre in Hamburg, Germany. The Buyer hereby agrees to participate in such meetings and to provide adequate technical and engineering expertise to reach decisions within the defined timeframe.

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In addition, throughout the development phase and up to Delivery of the Aircraft to the Buyer, the Buyer agrees:

1.	to monitor the BFE Suppliers and ensure that they will enable the Buyer to fulfil its obligations, including but not limited to those set forth in the Customization Milestone Chart;

2.	that, should a timeframe, quality or other type of risk be identified at a given BFE Supplier, the Buyer will allocate resources to such BFE Supplier so as not to jeopardize the industrial schedule of the Aircraft;

3.	for major BFE, including, but not being limited to, seats, galleys and IFE (“Major BFE”) to participate on a mandatory basis in the specific meetings that take place between BFE Supplier selection and BFE delivery, namely:

(i)	Preliminary Design Review (“PDR”),

(ii)	Critical Design Review (“CDR”);

4.	to attend the First Article Inspection (“FAI”) for the first shipset of all Major BFE. Should the Buyer fail to attend such FAI (due to reasons beyond the Buyer’s control), the Buyer will delegate the FAI to the BFE Supplier and confirmation thereof will be supplied to the Seller in writing;

5.	to attend the Source Inspection (“SI”) that takes place at the BFE Supplier’s premises prior to shipping, for each shipset of all Major BFE. Should the Buyer fail to attend such SI (due to reasons beyond the Buyer’s control), the Buyer will delegate the SI to the BFE Supplier and confirmation thereof will be brought to the Seller in writing. Should the Buyer not attend the SI, the Buyer will be deemed to have accepted the conclusions of the BFE Supplier with respect to such SI.

The Seller will be entitled to attend the ITCMs, the PDR, the CDR and the FAI. In doing so, the Seller’s employees will be acting in an advisory capacity only and at no time will they be deemed to be acting as Buyer’s employees or agents, either directly or indirectly.

18.1.4	The BFE will be imported into FRANCE or into GERMANY by the Buyer under a suspensive customs system (“Régime de l’entrepôt douanier ou régime de perfectionnement actif “ or “Zollverschluss”) without application of any French or German tax or customs duty, and will be Delivered Duty Unpaid (DDU) according to the Incoterms, to the following shipping addresses:

AIRBUS OPERATIONS S.A.S.

316 Route de Bayonne

31300 TOULOUSE

FRANCE

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or

AIRBUS OPERATIONS GmbH

Kreetslag 10

21129 HAMBURG

GERMANY

as specified by the Seller.

18.2	Aviation Authorities’ Requirements

The Buyer is responsible for, at its expense, and warrants that the BFE will:

1.	be manufactured by a qualified BFE Supplier, and

2.	meet the requirements of the applicable Specification of the Aircraft, and

3.	comply with the BFE Engineering Definition, and

4.	comply with applicable requirements incorporated by reference to the Type Certificate and listed in the Type Certificate Data Sheet, and

5.	be approved by the Aviation Authority delivering the Export Airworthiness Certificate and by the Buyer’s Aviation Authority for installation and use on the Aircraft at the time of Delivery of the Aircraft, and

6.	not infringe any patent, copyright or other intellectual property right of any third party, and

7.	not be subject to any legal obligation or other encumbrance that may prevent, hinder or delay the installation of the BFE in the Aircraft and/or the Delivery of the Aircraft.

The Seller will be entitled to refuse any item of BFE that it considers incompatible with the Specification, the BFE Engineering Definition or the certification requirements.

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18.3	Buyer’s Obligation and Seller’s Remedies

18.3.1	Any delay or failure by the Buyer or the BFE Suppliers in:

1.	complying with the foregoing warranty or in providing the BFE Engineering Definition or field service mentioned in Clause 18.1.2.2, or

2.	furnishing the BFE in a serviceable condition at the requested delivery date, or

3.	obtaining any required approval for such BFE equipment under the above mentioned Aviation Authorities’ regulations,

may delay the performance of any act to be performed by the Seller, including Delivery of the Aircraft. The Seller will not be responsible for such delay which will cause the Final Price of the Aircraft to be adjusted in accordance with the updated delivery schedule and to include in particular the amount of the Seller’s additional costs attributable to such delay or failure by the Buyer or the BFE Suppliers, such as storage, taxes, insurance and costs of out-of sequence installation.

18.3.2	In addition, in the event of any delay or failure mentioned in 18.3.1 above, the Seller may:

(i)	select, purchase and install equipment similar to the BFE at issue, in which event the Final Price of the Aircraft for the affected Aircraft will also be increased by the purchase price of such equipment plus reasonable costs and expenses incurred by the Seller for handling charges, transportation, insurance, packaging and, if so required and not already provided for in the Final Price of the Aircraft, for adjustment and calibration; or

(ii)	if the BFE is delayed by more than *** beyond, or is not approved within *** of the dates specified in Clause 18.1.2.2, deliver the Aircraft without the installation of such BFE, notwithstanding applicable terms of Clause 7, if any, and the Seller will thereupon be relieved of all obligations to install such equipment.

18.4	Title and Risk of Loss

Title to and risk of loss of any BFE will at all times remain with the Buyer except that risk of loss (limited to cost of replacement of said BFE) will be with the Seller for as long as such BFE is under the care, custody and control of the Seller.

18.5	Disposition of BFE Following Termination

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18.5.1	If the Seller terminates this Agreement pursuant to the provisions of Clause 20 with respect to an Aircraft in which all or any part of the BFE has been installed prior to the date of such termination, the Seller will be entitled, but not required, to remove all items of BFE that can be removed without damage to the Aircraft and to undertake commercially reasonable efforts to facilitate the sale of such items of BFE to other customers, retaining and applying the proceeds of such sales to reduce the Seller’s damages resulting from the termination.

18.5.2	The Buyer will cooperate with the Seller in facilitating the sale of BFE pursuant to Clause 18.5.1 and will be responsible for all costs incurred by the Seller in removing and facilitating the sale of such BFE. The Buyer ***.

18.5.3	The Seller will notify the Buyer as to those items of BFE not sold by the Seller pursuant to Clause 18.5.1 above and, at the Seller’s request, the Buyer will undertake to remove such items from the Seller’ facility within *** of the date of such notice. The Buyer will have no claim against the Seller for damage, loss or destruction of any item of BFE removed from the Aircraft and not removed from Seller’s facility within such period.

18.5.4	The Buyer will have no claim against the Seller for damage to or destruction of any item of BFE damaged or destroyed in the process of being removed from the Aircraft, provided that the Seller will use reasonable care in such removal.

18.5.5	The Buyer will grant the Seller title to any BFE items that cannot be removed from the Aircraft without causing damage to the Aircraft or rendering any system in the Aircraft unusable.

18.6	***

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19 -	INDEMNITIES AND INSURANCE

The Seller and the Buyer will each be liable for Losses (as defined below) arising from the acts or omissions of their respective directors, officers, agents or employees occurring during or incidental to such party’s exercise of its rights and performance of its obligations under this Agreement, except as provided in Clauses 19.1 and 19.2.

19.1	Seller’s Indemnities

The Seller will, except in the case of gross negligence or willful misconduct of the Buyer, its directors, officers, agents and/or employees, be solely liable for and will indemnify and hold the Buyer, its Affiliates and each of their respective directors, officers, agents, employees and insurers harmless against all losses, liabilities, claims, damages, costs and expenses, including court costs and reasonable attorneys’ fees (“Losses”), arising from:

(a)	claims for injuries to, or death of, the Seller’s directors, officers, agents or employees, or loss of, or damage to, property of the Seller or its employees when such Losses occur during or are incidental to either party’s exercise of any right or performance of any obligation under this Agreement, and

(b)	claims for injuries to, or death of, third parties, or loss of, or damage to, property of third parties, occurring during or incidental to the Technical Acceptance Flights.

19.2	Buyer’s Indemnities

The Buyer will, except in the case of gross negligence or willful misconduct of the Seller, its directors, officers, agents and/or employees, be solely liable for and will indemnify and hold the Seller, its Affiliates, its subcontractors, and each of their respective directors, officers, agents, employees and insurers, harmless against all Losses arising from:

(a)	claims for injuries to, or death of, the Buyer’s directors, officers, agents or employees, or loss of, or damage to, property of the Buyer or its employees, when such Losses occur during or are incidental to either party’s exercise of any right or performance of any obligation under this Agreement, and

(b)	claims for injuries to, or death of, third parties, or loss of, or damage to, property of third parties, occurring during or incidental to (i) the provision of Seller Representatives services under Clause 15, or (ii) ***, or (iii) the provision of Aircraft Training Services to the Buyer.

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19.3	Notice and Defense of Claims

If any claim is made or suit is brought against a party or entity entitled to indemnification under this Clause 19 (the “Indemnitee”) for damages for which liability has been assumed by the other party under this Clause 19 (the “Indemnitor”), the Indemnitee will promptly give notice to the Indemnitor and the Indemnitor (unless otherwise requested by the Indemnitee) will assume and conduct the defense, or settlement, of such claim or suit, as the Indemnitor will deem prudent. Notice of the claim or suit will be accompanied by all information pertinent to the matter as is reasonably available to the Indemnitee and will be followed by such cooperation by the Indemnitee as the Indemnitor or its counsel may reasonably request, at the expense of the Indemnitor.

If the Indemnitor fails or refuses to assume the defense of any claim or suit notified to it under this Clause 19, the Indemnitee will have the right to proceed with the defense or settlement of the claim or suit as it deems prudent and will have a claim against the Indemnitor for any judgments, settlements, costs or expenses, including reasonable attorneys’ fees. Further, in such event, the Indemnitor will be deemed to have waived any objection or defense to the Indemnitee’s claim based on the reasonableness of any settlement.

19.4	Insurance

For all Aircraft Training Services, to the extent of the Buyer’s undertaking set forth in Clause 19.2, the Buyer will:

(a)	cause the Seller, its Affiliates, its subcontractors and each of their respective directors, officers, agents and employees to be named as additional insured under the Buyer’s Comprehensive Aviation Legal Liability insurance policies, including War Risks and Allied Perils (such insurance to include the AVN 52E Extended Coverage Endorsement Aviation Liabilities or any further Endorsement replacing AVN 52E as may be available as well as any excess coverage in respect of War and Allied Perils Third Parties Legal Liabilities Insurance), and

(b)	with respect to the Buyer’s Hull All Risks and Hull War Risks insurances and Allied Perils, cause the insurers of the Buyer’s hull insurance policies to waive all rights of subrogation against the Seller, its Affiliates, its subcontractors and each of their respective directors, officers, agents, employees and insurers.

Any applicable deductible will be borne by the Buyer. The Buyer will furnish to the Seller, not less than *** prior to the start of any Aircraft Training Services, certificates of insurance, in English, evidencing the limits of liability cover and period of insurance coverage in a form acceptable to the Seller from the Buyer’s insurance broker(s), certifying that such policies have been endorsed as follows:

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(i)	under the Comprehensive Aviation Legal Liability Insurances, the Buyer’s policies are primary and non-contributory to any insurance maintained by the Seller,

(ii)	such insurance can only be cancelled or materially altered by the giving of not less than thirty (30) days (but seven (7) days or such lesser period as may be customarily available in respect of War Risks and Allied Perils) prior written notice thereof to the Seller, and

(iii)	under any such cover, all rights of subrogation against the Seller, its Affiliates, its subcontractors and each of their respective directors, officers, agents, employees and insurers have been waived.

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20 -	TERMINATION

20.1	Termination Events

20.1.1	Each of the following shall constitute a “Termination Event” under this Agreement and promptly upon the knowledge of the occurrence of a Termination Event by the Buyer, the Buyer shall notify the Seller of such occurrence in writing and by courier or telefax, provided, however, that any failure by the Buyer to notify the Seller shall not prejudice the Seller’s rights hereunder:

(1)	The Buyer or any of its Affiliates or any other party shall commence any case, proceeding or other action with respect to the Buyer or any of its Affiliates in any jurisdiction relating to bankruptcy, insolvency, reorganization, relief from debtors, an arrangement, winding-up, liquidation, dissolution or other relief with respect to its debts and such case, proceeding or other action remains unstayed, undismissed or undischarged for ***.

(2)	An action is commenced seeking the appointment of a receiver, trustee, custodian or other similar official for the Buyer or any of its Affiliates for all or substantially all of its assets, and such action remains unstayed, undismissed or undischarged for ***, or the Buyer or any of its Affiliates makes a general assignment for the benefit of its creditors.

(3)	An action is commenced against the Buyer or any of its Affiliates seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets, and such action remains unstayed, undismissed or undischarged for ***.

(4)	The Buyer or any of its Affiliates fails generally to pay its debts as they become due.

(5)	The Buyer commences negotiations with its significant creditors in preparation for a “prepackaged” bankruptcy filing under the U.S. Bankruptcy Code.

(6)	Any event occurs with respect to the Buyer or any of its Affiliates in any jurisdiction to which such party is subject which has an effect equivalent to any of the events mentioned in 20.1.1 (1), (2), (3) or (4).

(7)	The Buyer or any of its Affiliates fails to make (i) any payment required to be made pursuant to this Agreement or any other material agreement between the Buyer or any of its Affiliates and the Seller or any of its Affiliates when such payment comes due (ii) any Predelivery Payment required to be made pursuant to this Agreement or (iii) payment of all or part of the Final Contract Price required to be made pursuant to Clause 5 of this Agreement.

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(8)	An “Event of Default” (as such term (or any analogous term) is defined in the relevant transaction documents that govern the relevant transaction) shall have occurred under the terms of any purchase, service ***, guarantee or other material agreement entered into from time to time between (i) the Buyer or any Affiliate of the Buyer (the “Borrower”) on one hand and (ii) the Seller or any of its Affiliates on the other hand.

(9)	An “Event of Default” (as such term (or any analogous term) is defined in the relevant transaction documents that govern the relevant transaction) shall have occurred under the terms of any material financing, lease or guarantee agreement to which the Borrower is a party from time to time.

(10)	***

(11)	The Buyer shall repudiate this Agreement.

(12)	The Buyer shall default in its obligation to take delivery of an Aircraft as provided in Clause 9.2 of this Agreement.

(13)	The Buyer shall breach this Agreement or materially default in the observance or performance of any other covenant, undertaking or obligation contained in this Agreement or any other material agreement between the Buyer and the Seller (including but not limited to the Buyer’s obligation to notify the Seller of the existence of a Termination Event hereunder, but only if such lack of notice itself operates to prejudice the Seller’s rights under the Purchase Agreement or otherwise), ***.

(14)	A Termination Event or Event of Default (as defined in the relevant agreement) shall have occurred under any other material agreement between the Buyer or any of its respective Affiliates and the Seller or any of its respective Affiliates, to the extent that such agreements relate to the transaction contemplated by this Agreement.

(15)	Any other event that the parties shall have agreed in writing constitutes a Termination Event hereunder.

20.2	***

20.3	Definitions

For purposes of this Clause 20, the terms “Affected Aircraft”, “Applicable Date and “Escalated Price” are defined as follows:

(i)	“Affected Aircraft” – any or all Aircraft with respect to which the Seller has cancelled or terminated this Agreement pursuant to Clause 20. 2 (1) (iv),

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(ii) “Applicable Date” – for any Affected Aircraft the date of the Termination Event specified in the Seller’s notice and demand for payment of liquidated damages delivered under Clause 20.2(3).

(iii) “Escalated Price” - the sum of (i) the Base Price of the Aircraft and (ii) the Base Price of SCNs and MSCNs entered into after the date of this Agreement, all as escalated to the Applicable Date in accordance with the provisions of Clause 4.

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21 -	ASSIGNMENTS AND TRANSFERS

21.1	Assignments

Except as hereinafter provided, neither party may sell, assign, novate or transfer its rights or obligations under this Agreement to any person without the prior written consent of the other, except that the Seller may sell, assign, novate or transfer its rights or obligations under this Agreement to any Affiliate without the Buyer’s consent.

21.2	Assignments on Sale, Merger or Consolidation

The Buyer will be entitled to assign its rights under this Agreement at any time due to a merger, consolidation or a sale of all or substantially all of its assets, provided the Buyer first obtains the written consent of the Seller. The Buyer will provide the Seller with *** notice if the Buyer wishes the Seller to provide such consent. The Seller will provide its consent if

(i)	the surviving or acquiring entity is organized and existing under the laws of the United States;

(ii)	the surviving or acquiring entity has executed an assumption agreement, in form and substance reasonably acceptable to the Seller, agreeing to assume all of the Buyer’s obligations under this Agreement;

(iii)	at the time, and immediately following the consummation, of the merger, consolidation or sale, no event of default exists or will have occurred and be continuing;

(iv)	there exists with respect to the surviving or acquiring entity no basis for a Termination Event;

the surviving or acquiring entity is an airline holding an operating certificate issued by the FAA at the time, and immediately following the consummation, of such sale, merger or consolidation; and

following the sale, merger or consolidation, the surviving entity is in a financial condition at least equal to that of the Buyer at time of execution of the Agreement.

21.3	Designations by Seller

The Seller may at any time by notice to the Buyer designate facilities or personnel of AACS or any other Affiliate of the Seller at which or by whom the services to be performed under this Agreement will be performed.

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Notwithstanding such designation, the Seller will remain ultimately responsible for fulfillment of all obligations undertaken by the Seller in this Agreement.

21.4	Transfer of Rights and Obligations upon Reorganization

In the event that the Seller is subject to a corporate restructuring having as its object the transfer of, or succession by operation of law in, all or a substantial part of its assets and liabilities, rights and obligations, including those existing under this Agreement, to a person (the “Successor”) that is an Affiliate of the Seller at the time of that restructuring, for the purpose of the Successor carrying on the business carried on by the Seller at the time of the restructuring, such restructuring will be completed without consent of the Buyer following notification by the Seller to the Buyer in writing. The Buyer recognizes that succession of the Successor to the Agreement by operation of law that is valid under the law pursuant to which that succession occurs will be binding upon the Buyer.

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22 -	MISCELLANEOUS PROVISIONS

22.1	Data Retrieval

On the Seller’s reasonable request, the Buyer will provide the Seller with all the necessary data, as customarily compiled by the Buyer and pertaining to the operation of the Aircraft, to assist the Seller in making an efficient and coordinated survey of all reliability, maintenance, operational and cost data with a view to improving the safety, availability and operational costs of the Aircraft.

22.2	Notices

All notices and requests required or authorized hereunder will be given in writing either by personal delivery to a authorized officer of the party to whom the same is given or by commercial courier, certified air mail (return receipt requested) or facsimile at the addresses and numbers set forth below. The date on which any such notice or request is so personally delivered, or if such notice or request is given by commercial courier, certified air mail or facsimile, the date on which sent, will be deemed to be the effective date of such notice or request.

The Seller will be addressed at:

Airbus S.A.S.

2, rond-point Emile Dewoitine,

31700 Blagnac, France

Attention: Senior Vice President Contracts

Telephone:             33 (0) 5 61 93 43 85

Facsimile:              33 (0) 5 61 93 47 27

The Buyer will be addressed at:

United Airlines, Inc.

233 South Wacker Drive,

Chicago, Illinois 60606

Attention: Head of Fleet Planning

Telephone:             1 (312) 997 8000

Email:                     fleet.planning@united.com

From time to time, the party receiving the notice or request may designate another address or another person.

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22.3	Waiver

The failure of either party to enforce at any time any of the provisions of this Agreement, to exercise any right herein provided or to require at any time performance by the other party of any of the provisions hereof will in no way be construed to be a present or future waiver of such provisions nor in any way to affect the validity of this Agreement or any part hereof or the right of the other party thereafter to enforce each and every such provision. The express waiver by either party of any provision, condition or requirement of this Agreement will not constitute a waiver of any future obligation to comply with such provision, condition or requirement.

22.4	International Supply Contract

The Buyer and the Seller recognize that this Agreement is an international supply contract which has been the subject of discussion and negotiation, that all its terms and conditions are fully understood by the parties, and that the Specification and price of the Aircraft and the other mutual agreements of the parties set forth herein were arrived at in consideration of, inter alia, all the provisions hereof specifically including all waivers, releases and remunerations by the Buyer set out herein.

22.5	Certain Representations of the Parties

22.5.1	Buyer’s Representations

The Buyer represents and warrants to the Seller:

(i)	the Buyer is a corporation organized and existing in good standing under the laws of the State of Delaware and has the corporate power and authority to enter into and perform its obligations under this Agreement;

(ii)	neither the execution and delivery by the Buyer of this Agreement, nor the consummation of any of the transactions by the Buyer contemplated thereby, nor the performance by the Buyer of the obligations thereunder, constitutes a breach of any agreement to which the Buyer is a party or by which its assets are bound;

(iii)	this Agreement has been duly authorized, executed and delivered by the Buyer and constitutes the legal, valid and binding obligation of the Buyer enforceable against the Buyer in accordance with its terms.

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22.5.2	Seller’s Representations

The Seller represents and warrants to the Buyer:

(i)	the Seller is organized and existing in good standing under the laws of the Republic of France and has the corporate power and authority to enter into and perform its obligations under the Agreement;

(ii)	neither the execution and delivery by the Seller of this Agreement, nor the consummation of any of the transactions by the Seller contemplated thereby, nor the performance by the Seller of the obligations there under, constitutes a breach of any agreement to which the Seller is a party or by which its assets are bound;

(iii)	this Agreement has been duly authorized, executed and delivered by the Seller and constitutes the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms.

22.6	Interpretation and Law

THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAWS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

Each of the Seller and the Buyer (i) hereby irrevocably submits itself to the nonexclusive jurisdiction of the courts of the state of New York, New York County, of the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Agreement, the subject matter hereof or any of the transactions contemplated hereby brought by any party or parties hereto, and (ii) hereby waives, and agrees not to assert, by way of motion, as a defense or otherwise, in any such suit, action or proceeding, to the extent permitted by applicable law, any defense based on sovereign or other immunity or that the suit, action or proceeding which is referred to in clause (i) above is brought in an inconvenient forum, that the venue of such suit, action or proceeding is improper, or that this Agreement or the subject matter hereof or any of the transactions contemplated hereby may not be enforced in or by these courts.

THE PARTIES HEREBY ALSO AGREE THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS TRANSACTION.

22.6.1

The Buyer for itself and its successors and assigns hereby designates and appoints the Secretary of the Buyer duly elected from time to time as its legal agent and attorney-in-fact upon whom all processes against the Buyer in any suit, action or proceeding in respect of any matter as to which it has submitted to jurisdiction under Clause 22.6 may be served with the same effect as if the

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Buyer were a corporation organized under the laws of the State of New York and had lawfully been served with such process in such state, it being understood that such designation and appointments will become effective without further action on the part of its Secretary. The Seller for itself and its successors and assigns hereby designates and appoints CT Corporation, located at CT Corporation, 111 Eighth Avenue, New York, NY 10011, as its legal agent and attorney-in-fact upon whom all processes against the Seller in any suit, action or proceeding in respect of any matter as to which it has submitted to jurisdiction under Clause 22.6 may be served with the same effect as if the Seller were a corporation organized under the laws of the State of New York and had lawfully been served with such process in such state.

22.6.2	The assumption in Clause 22.6.1 made for the purpose of effecting the service of process will not affect any assertion of diversity by either party hereto initiating a proceeding in the New York Federal Courts or seeking transfer to the New York Federal Courts on the basis of diversity.

22.6.3	Service of process in any suit, action or proceeding in respect of any matter as to which the Seller or the Buyer has submitted to jurisdiction under Clause 22.6 (i) may be made on the Seller by delivery of the same personally or by dispatching the same via Federal Express, UPS, or similar international air courier service prepaid to, CT Corporation, New York City offices as agent for the Seller, it being agreed that service upon CT Corporation will constitute valid service upon the Seller or by any other method authorized by the laws of the State of New York, and (ii) may be made on the Buyer by delivery of the same personally or by dispatching the same by Federal Express, UPS, or similar international air courier service prepaid, return receipt requested to: Corporate Secretary, located at 233 South Wacker Drive, Chicago, Illinois 60606, or by any other method authorized by the laws of the State of New York.

22.6.4	Headings

All headings in this Agreement are for convenience of reference only and do not constitute a part of this Agreement.

22.7	Waiver of Jury Trial

EACH OF THE PARTIES HERETO WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF OR RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM OR CROSS-CLAIM THEREIN.

22.8	Waiver of Consequential Damages

In no circumstances shall either party claim or receive incidental or consequential damages under this Agreement.

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22.9	No Representations Outside of this Agreement

The parties declare that, prior to the execution of this Agreement, they, with the advice of their respective counsel, apprised themselves of sufficient relevant data in order that they might intelligently exercise their own judgments in deciding whether to execute this Agreement and in deciding on the contents of this Agreement. Each party further declares that its decision to execute this Agreement is not predicated on or influenced by any declarations or representations by any other person, party, or any predecessors in interest, successors, assigns, officers, directors, employees, agents or attorneys of any said person or party, except as set forth in this Agreement. This Agreement resulted from negotiation involving counsel for all of the parties hereto and no term herein will be construed or interpreted against any party under the contra proferentum or any related doctrine.

22.10	Confidentiality

Subject to any legal or governmental requirements of disclosure, the parties (which for this purpose will include their employees, and legal counsel) will maintain the terms and conditions of this Agreement and any reports or other data furnished hereunder strictly confidential, including but not limited to, the Aircraft pricing (the “Confidential Information”). Without limiting the generality of the foregoing, the Buyer will use its best efforts to limit the disclosure of the contents of this Agreement to the extent legally permissible in (i) any filing required to be made by the Buyer with any governmental agency and will make such applications as will be necessary to implement the foregoing, and (ii) any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto. With respect to any public disclosure or filing, the Buyer agrees to submit to the Seller a copy of the proposed document to be filed or disclosed and will give the Seller a reasonable period of time in which to review said document. The Buyer and the Seller will consult with each other prior to the making of any public disclosure or filing, permitted hereunder, of this Agreement or the terms and conditions thereof.

The provisions of this Clause 22.10 will survive any termination of this Agreement.

22.11	Severability

Any provision of the Agreement determined to be unlawful or unenforceable under applicable law applied by any court of competent jurisdiction shall, to the extent required by such law, be deemed severed from the Agreement and rendered ineffective so far as is possible without modifying the remaining provisions. Where, however, the provisions of any such applicable law may be

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waived, they are hereby waived by the parties hereto to the fullest extent permitted by such law, with the result that the provisions of the Agreement shall be a valid and binding and enforceable in accordance with their terms. The parties agree to replace, so far as practicable, any provision which is prohibited, unlawful or unenforceable with another provision having substantially the same effect (in its legal and commercial content) as the replaced provision, but which is not prohibited, unlawful or unenforceable. The invalidity in whole or in part of any provisions of the Agreement shall not void or affect the validity of any other provision.

22.12	Entire Agreement

This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and thereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written. This Agreement will not be amended or modified except by an instrument in writing of even date herewith or subsequent hereto executed by both parties or by their fully authorized representatives.

22.13	Inconsistencies

In the event of any inconsistency between the terms of this Agreement and the terms contained in either (i) the Specification, or (ii) any other Exhibit, in each such case the terms of this Agreement will prevail over the terms of the Specification or any other Exhibit. For the purpose of this Clause 22.13, the term Agreement will not include the Specification or any other Exhibit hereto.

22.14	Language

All correspondence, documents and any other written matters in connection with this Agreement will be in English.

22.15	Counterparts

This Agreement has been executed in two (2) original copies.

Notwithstanding the foregoing, this Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

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IN WITNESS WHEREOF, this Amended and Restated A350-900 Purchase Agreement was entered into as of the day and year first above written.

AIRBUS, S.A.S.

By:	/s/ Kiran Rao
Title:	Deputy to COO Customers EVP Strategy

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman
Title:	Senior Vice President Finance, Procurement and Treasurer

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EXHIBIT A

STANDARD SPECIFICATION

Exhibit A-1: A350-900 Standard Specification

Exhibit A-2: A350-1000 Standard Specification

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EXHIBIT A-1

A350-900 STANDARD SPECIFICATION

The A350-900 Standard Specification is contained in a separate folder.

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EXHIBIT A-2

A350-1000 STANDARD SPECIFICATION

The A350-1000 Standard Specification is contained in a separate folder.

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EXHIBIT B

SPECIFICATION CHANGE NOTICES

Exhibit B-1: Form of Specification Change Notice

Exhibit B-2: Lists of Specification Change Notices

Part 1: A350-900 SCN Budget

Part 2: A350-1000 SCN Budget

Part 3: A350-900 ULR SCN Budget

Part 4: A350-900 *** SCNs

Part 5: A350-1000 *** SCNs

Part 6: A350-900 ULR *** SCNs

Exhibit B-3: Form of Manufacturer’s Specification Change Notice

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SPECIFICATION CHANGE NOTICE (SCN)	EXHIBIT B-1 For SCN Number Issue Dated Page

Title:

Description

Remarks / References

Specification changed by this SCN

This SCN requires prior or concurrent acceptance of the following SCN (s):

Price per aircraft

US DOLLARS:

AT DELIVERY CONDITIONS:

This change will be effective on	AIRCRAFT N°	and subsequent.

Provided approval is received by

Buyer approval	Seller approval

By :	By :

Date :	Date :

SPECIFICATION CHANGE NOTICE (SCN)	For SCN Number Issue Dated Page

Specification repercussion:

After contractual agreement with respect to weight, performance, delivery, etc, the indicated part of the specification wording will read as follows:

SPECIFICATION CHANGE NOTICE (SCN)	For SCN Number Issue Dated Page

Scope of change (FOR INFORMATION ONLY)

EXHIBIT B-2

SCN LISTS

Part 1: A350-900 SCN Budget

Part 2: A350-1000 SCN Budget

Part 3: A350-900 ULR SCN Budget

Part 4: A350-900 *** SCNs

Part 5: A350-1000 *** SCNs

Part 6: A350-900 ULR *** SCNs

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EXHIBIT B-2

Part 1: A350-900 SCN Budget

***

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EXHIBIT B-2

Part 2: A350-1000 SCN Budget

***

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EXHIBIT B-2

Part 3: A350-900 ULR SCN Budget

***

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EXHIBIT B-2

Part 4: A350-900 *** SCNs

***

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EXHIBIT B-2

Part 5: A350-1000 *** SCNs

***

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EXHIBIT B-2

Part 6: A350-900 ULR *** SCNs

***

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EXHIBIT B-3 For

MANUFACTURER’S SPECIFICATION CHANGE NOTICE (MSCN)	MSCN Number Issue Dated Page

Title:

Description:

Effect on weight

Manufacturer’s Weight Empty Change	:
Operational Weight Empty Change	:
Allowable Payload Change	:

Remarks / References

Specification changed by this MSCN

Price per aircraft

US DOLLARS:

AT DELIVERY CONDITIONS:

This change will be effective on        AIRCRAFT N°        and subsequent.

Provided MSCN is not rejected by

Buyer Approval	Seller Approval

By :	By :

Date :	Date :

For

MANUFACTURER’S SPECIFICATION CHANGE NOTICE (MSCN)	MSCN Number Issue Dated Page

Specification repercussion:

For

MANUFACTURER’S SPECIFICATION CHANGE NOTICE (MSCN)	MSCN Number Issue Dated Page

Scope of change (FOR INFORMATION ONLY)

EXHIBIT C

SELLER PRICE REVISION FORMULA

***

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EXHIBIT D

FORM OF CERTIFICATE OF ACCEPTANCE

In accordance with the terms of Clause 8.3 of the Amended and Restated A350-900 Purchase Agreement dated [day] [month] [year] and made between United Airlines, Inc. (the “Buyer”) and Airbus S.A.S. as amended and supplemented from time to time (the “Purchase Agreement”), the technical acceptance tests relating to one Airbus A350-[•] aircraft, bearing manufacturer’s serial number [•], and registration mark [•](the “Aircraft”) have taken place in Toulouse, France.

In view of said tests having been carried out with satisfactory results, the Buyer hereby approves the Aircraft as being in conformity with the provisions of the Purchase Agreement and accepts the Aircraft for delivery in accordance with the provisions of the Purchase Agreement.

Such acceptance shall not impair the rights that may be derived from the warranties relating to the Aircraft set forth in the Purchase Agreement.

Any right at law or otherwise to revoke this acceptance of the Aircraft is hereby irrevocably waived.

IN WITNESS WHEREOF, the Buyer, has caused this instrument to be executed by its duly authorized representative this         day of [month], [year] in Toulouse, France.

RECEIPT AND ACCEPTANCE OF THE

ABOVE-DESCRIBED AIRCRAFT ACKNOWLEDGED

UNITED AIRLINES, INC.

Name:

Title:

Signature:

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EXHIBIT E

FORM OF BILL OF SALE

Know all men by these presents that Airbus S.A.S., a Société par Actions Simplifiée existing under French law and having its principal office at 2, Rond-Point Emile Dewoitine, 31700 Blagnac, FRANCE (the “Seller”), was this [day] [month] [year] the owner of the title to the following airframe (the “Airframe”), the [engines/propulsion systems] as specified (the “[Engines/Propulsion Systems]”) and [all appliances, components, parts, instruments, accessories, furnishings, modules and other equipment of any nature], [excluding buyer furnished equipment (“BFE”),] incorporated therein, installed thereon or attached thereto on the date hereof (the “Parts”):

AIRFRAME:	[ENGINES/PROPULSION SYSTEMS]:

AIRBUS Model A3[•]-[•]	[Insert name of engine or propulsion system manufacturer] Model [•]

MANUFACTURER’S SERIAL NUMBER: [•]	ENGINE SERIAL NUMBERS: LH: [•] RH: [•]
REGISTRATION MARK: [•]

[and [had] such title to the BFE as was acquired by it from [insert name of vendor of the BFE] pursuant to a bill of sale dated         [month] [year] (the “BFE Bill of Sale”)].

The Airframe, [Engines/Propulsion Systems] and Parts are hereafter together referred to as the “Aircraft”.

The Seller did this         day of [month] [year], sell, transfer and deliver all of its above described rights, title and interest in and to the Aircraft [and the BFE] to the following entity and to its successors and assigns forever, said Aircraft [and the BFE] to be the property thereof:

[Insert Name/Address of Buyer]

(the “Buyer”)

The Seller hereby warrants to the Buyer, its successors and assigns that (i) the Seller had good and lawful right to sell, deliver and transfer title to the Aircraft to the Buyer and (ii) there was conveyed to the Buyer good, legal and valid title to the Aircraft, free and clear of all liens, claims, charges, encumbrances and rights of others and (iii) the Seller will warrant and defend such title forever against all claims and demands whatsoever [and (iv) the Seller had such title to the BFE as Seller has acquired from [insert name of vendor of the BFE] pursuant to the BFE Bill of Sale].

This Bill of Sale shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by its duly authorized representative this         day of [month], [year] in [Blagnac/Hamburg].

AIRBUS S.A.S.

Name:

Title:

Signature:

CT1706024 – Amended and Restated A350-900 Purchase Agreement – execution version AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL	1

EXHIBIT F

EXHIBIT F

S E R V I C E     L I F E     P O L I C Y

L I S T     O F     I T E M S

CT1706024 – Amended and Restated A350-900 Purchase Agreement – execution version AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL	1

EXHIBIT F

SELLER SERVICE LIFE POLICY

1	The Items covered by the Service Life Policy pursuant to Clause 12.2 are those Seller Items of primary and auxiliary structure described hereunder.

***

CT1706024 – Amended and Restated A350-900 Purchase Agreement – execution version AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL	2

EXHIBIT G

TECHNICAL DATA INDEX

CT1706024 – Amended and Restated A350-900 Purchase Agreement – execution version AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL	1

EXHIBIT G

TECHNICAL DATA INDEX

Buyer and Seller hereby acknowledge that the Aircraft Technical Data represented in this Exhibit G is ***, such updated Technical Data shall automatically be incorporated by reference herein and shall constitute the Exhibit G to this Agreement.

Where applicable, data will be established in general compliance with ATA iSpecification 2200 and/or S1000D Specification jointly defined by the ASD (Aerospace and Defense Industries Association of Europe), AIA (Aerospace Industries Association) and ATA (Air Transport Association of America), as applicable

AVAILABILITY

Except as specifically otherwise set forth in this Exhibit G, all Technical Data shall be available on-line through the relevant service on the Airbus customer portal “Airbus World”.

The following index identifies the Technical Data provided in support of the Aircraft.

The explanation of the table is as follows:

NOMENCLATURE	Self-explanatory

ABBR.	Abbreviated designation of the relevant Technical Data

FORMATS:

ADVANCED CONSULTATION TOOL

Includes the relevant Technical Data and an advanced consultation and navigation software to browse the data.

CT1706024 – Amended and Restated A350-900 Purchase Agreement – execution version AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL	2

EXHIBIT G

SPECIFIC FORMATS

Refers to Technical Data, which are neither located in an “Advanced Consultation Tool” nor issued as XML raw data. Such Technical Data may be available as either:

•	Portable Document Format (PDF), allowing data consultation, or

•	Office Automation Format, such as XLS and/or Rich Text Format (Word RTF) or HyperText Markup Language (HTML), for consultation and information update, or

•	Task Structure Data File (TSDF).

XML raw data

1/ Maintenance, Planning, Structural, Overhaul, Engineering Data

S1000D compliant raw data, for data processing by the Buyer.

If XML has been selected by the Buyer in the present Exhibit G, effective delivery shall only take place at the time of explicit request from the Buyer.

2/ Flight Operations Data

XML standard is yet to be defined.

TYPE	C	CUSTOMIZED. Refers to manuals that are applicable to an individual Airbus customer/operator fleet or aircraft.

	G	GENERIC. Refers to manuals that are applicable for all Airbus aircraft types/models/series.

	E	ENVELOPE. Refers to manuals that are applicable to a whole group of Airbus customers for a specific aircraft type/model/series.

QTY/QUANTITY	Self explanatory

DELIVERY (Deliv)	Delivery refers to scheduled delivery dates and is expressed in either the number of corresponding days prior to first Aircraft delivery, or nil (0) referring to the Delivery Date of corresponding Aircraft.

The number of days indicated shall be rounded up to the next regular revision release date.

CT1706024 – Amended and Restated A350-900 Purchase Agreement – execution version AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL	3

EXHIBIT G

***

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EXHIBIT H

GENERAL TERMS AND CONDITIONS OF

ACCESS TO AND USE OF AIRBUS WORLD

The general terms and conditions of access to and use of the secure area of the Airbus world / online services (as amended and supplemented from time to time) are contained in a separate folder.

CT1706024 – Amended and Restated A350-900 Purchase Agreement – execution version AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL	1

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

LETTER AGREEMENT NO. 1

TO THE AMENDED AND RESTATED

A350-900 PURCHASE AGREEMENT

As of 1 September 2017

UNITED AIRLINES, INC.

233 South Wacker Drive

Chicago, Illinois 60606

USA

Re: SPARE PARTS PROCUREMENT

Dear Ladies and Gentlemen,

UNITED AIRLINES, INC. (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an Amended and Restated A350-900 Purchase Agreement dated as of the date hereof (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 1 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

CT1706024 – Amended and Restated A350-900 Purchase Agreement – execution version AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL	LA1-1

CONTENTS

PARAGRAPHS

1 -	GENERAL

2 -	INITIAL PROVISIONING

3 -	WARRANTIES

4 -	LEAD TIMES

5 -	DELIVERY STATUS

6 -	MATERIAL CONSUMPTION DATA

7 -	OTHER MATERIAL SUPPORT

8 -	COMMERCIAL CONDITIONS

9 -	TITLE

10 -	TERMINATION

11 -	INCONSISTENCIES

12 -	ASSIGNMENT

13 -	TERMINATION

14 -	ASSIGNMENT

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1.	GENERAL

1.1	Scope of Material Support

1.1.1	This Letter Agreement defines the terms and conditions for the support services offered by the Seller to the Buyer relating to the Aircraft only, in the following areas:

***

1.1.2	References made to Paragraphs shall refer to paragraphs of this Letter Agreement. Unless otherwise specified.

1.1.3	For the purposes of this Letter Agreement, the term “Supplier” shall mean any supplier providing any of the Material listed in Paragraph 1.2.1 hereunder (each item of Material supplied by a Supplier being a “Supplier Part”).

1.1.4	Notwithstanding any other agreement in force between the Buyer and the Seller as of the date hereof pertaining to spare parts procurement by the Buyer in relation to Airbus aircraft, this Letter Agreement shall be the only agreement between the Buyer and the Seller governing the terms and conditions applicable to the A350 Spare Parts Procurement.

1.2	Material

1.2.1	The “Material” will be comprised of the following:

***

1.3	Term

***

1.4	Stores

***

1.4.3	Other Points of Shipment

***

1.4.4	Customer Order Desk

***

1.5	Spare Parts Representative

1.5.1	Spare Parts Representative Services

***

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1.6	Commitment of the Buyer

***

1.7	Manufacture of Material by the Buyer

***

2	INITIAL PROVISIONING AND REPLENISHMENT

2.1	Initial Provisioning

2.1.1	Period

***

2.1.2	Pre-Provisioning Meeting

***

2.1.3	Initial Provisioning Conference

***

2.1.4	Initial Provisioning Data

***

2.1.5	Supplier-Supplied Data

***

2.1.6	Supplementary Data

***

2.1.7	Commercial Offer for Certain Material

***

2.1.8	Delivery of Initial Provisioning Material

***

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3.	WARRANTIES ON SELLER PARTS

3.1	Nature of Warranty

***

3.2	Exceptions

***

3.3	Warranty Periods

***

3.4	Limitations of Warranty

***

3.6	Duplicate Remedies

***

4.	LEAD TIMES

***

4.3	Expedite Service

***

5.	DELIVERY STATUS

***

5.1	Shortages, Overshipments, Non-Conformity in Orders

***

5.1.4	Packaging

***

5.1.5	Cessation of Deliveries

***

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6.	MATERIAL CONSUMPTION DATA

***

7	OTHER MATERIAL SUPPORT

***

7.1.1	General

***

7.1.2	Title

***

7.1.3	Warranties

***

7.1.3.2	Warranty and Notice Periods

***

7.1.3.4	Suspension and Transportation Costs

***

7.2	Tools and Ground Support Equipment

***

8	COMMERCIAL CONDITIONS

8.1	Price

8.1.1	All Material prices shall be quoted for delivery:

***

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8.2	Payment Procedures and Conditions

***

8.3	Payment in Full

***

9.	TITLE

The Buyer will at all times keep an amount of Material at least equal in value to the total amount of invoices for Material outstanding to the Seller at any given time free from any lien, debenture, security interest or other similar interest charge or claim in favor of any third party.

10.	TERMINATION OF SPARES PROCUREMENT COMMITMENTS

Any termination of the Agreement under its terms shall ***. The Seller may, but shall not be required, to ***.

11.	INCONSISTENCY

In the event of any inconsistency between *** this Letter Agreement shall prevail to the extent of such inconsistency.

12.	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement.

13.	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

14.	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Kiran Rao

Its:	Deputy to COO Customers EVP Product Strategy

Accepted and Agreed

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Senior Vice President Finance,
Procurement and Treasurer

CT1706024 – Amended and Restated A350-900 Purchase Agreement – execution version AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL	LA1-8

APPENDIX “A” TO PARAGRAPH 7.1.1

***

CT1706024 – Amended and Restated A350-900 Purchase Agreement – execution version AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL	LA1-9

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

LETTER AGREEMENT NO. 2

TO THE AMENDED AND RESTATED

A350-900 PURCHASE AGREEMENT

As of 1 September 2017

UNITED AIRLINES, INC.

233 South Wacker Drive

Chicago, Illinois 60606

USA

Re: PREDELIVERY PAYMENTS

Dear Ladies and Gentlemen,

UNITED AIRLINES, INC. (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an Amended and Restated A350-900 Purchase Agreement dated as of the date hereof (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 2 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

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1.	PREDELIVERY PAYMENTS

Clause 5 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

5 - PAYMENT TERMS

5.1 Seller’s Account

The Buyer will pay the Predelivery Payments, the Balance of the Final Price of the Aircraft and any other amount due hereunder in immediately available funds in United States dollars to: ***, or to such other account as may be designated by the Seller in writing to the Buyer.

5.2 Predelivery Payments

5.2.1 ***

5.2.2 The Predelivery Payment Reference Price for an Aircraft to be delivered in calendar year T is determined in accordance with the following formula:

***

5.2.3 Predelivery Payments will be paid according to the following schedules.

***

5.2.3.1 For the initial firm order of forty-five (45) A350-900 Aircraft:

Payment Date		Percentage of Predelivery Payment Reference Price
***	***	***

TOTAL PAYMENT PRIOR TO DELIVERY		***	%

Notwithstanding the above, it is agreed that with respect to Aircraft ***.

5.2.3.2 ***:

CT1706024 – Amended and Restated A350-900 Purchase Agreement – execution version AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL	LA2-2

Payment Date		Percentage of Predelivery Payment Reference Price
***	***	***

TOTAL PAYMENT PRIOR TO DELIVERY		***	%

5.2.3.3 For Converted Firm Aircraft:

Payment Date		Percentage of Predelivery Payment Reference Price
***	***	***

TOTAL PAYMENT PRIOR TO DELIVERY		***	%

Notwithstanding the above, it is agreed that with respect to Aircraft ***.

***

5.5 Payment of Balance of the Final Price of the Aircraft

***

5.6 Taxes

***

“Taxes” means any present or future tax, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any governmental authority or any political subdivision or taxing authority thereof or therein.

5.7 Application of Payments

Notwithstanding any other rights the Seller may have at contract or at law, the Buyer and the Seller hereby agree that should any amount (whether under this Agreement or under any other agreement between the Buyer or a direct or indirect subsidiary of the Buyer on the one hand and the Seller or any of the Seller’s Affiliates on the other hand) become due and payable by the Buyer or an Affiliate of the Buyer, ***

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5.9 Overdue Predelivery Payments

If any Predelivery Payment due to the Seller is not received by the Seller on the date or dates agreed upon between the Buyer and the Seller, the Seller will have the right to claim from the Buyer and the Buyer will promptly pay to the Seller upon receipt of such claim, interest at the rate of ***. The Seller’s right to receive such interest will be in addition to any other rights of the Seller hereunder or at law. ***.

5.10 Proprietary Interest

Notwithstanding any provision of law to the contrary, the Buyer will not, by virtue of anything contained in this Agreement (including, without limitation, any *** or Predelivery Payments hereunder, or any designation or identification by the Seller of a particular aircraft as an Aircraft to which any of the provisions of this Agreement refers) acquire any proprietary, insurable or other interest whatsoever in any Aircraft before Delivery of and payment for such Aircraft, as provided in this Agreement.

5.11 Payment in Full

***

5.12 Other Charges

***

UNQUOTE

2.	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement.

3.	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

4.	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

CT1706024 – Amended and Restated A350-900 Purchase Agreement – execution version AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL	LA2-4

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Kiran Roa

Its:	Deputy to COO Customers EVP Product Strategy

Accepted and Agreed

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Senior Vice President Finance,
Procurement and Treasurer

CT1706024 – Amended and Restated A350-900 Purchase Agreement – execution version AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL	LA2-5

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

LETTER AGREEMENT NO. 3

TO THE AMENDED AND RESTATED

A350-900 PURCHASE AGREEMENT

As of 1 September 2017

UNITED AIRLINES, INC.

233 South Wacker Drive

Chicago, Illinois 60606

USA

Re: CREDIT MATTERS

Dear Ladies and Gentlemen,

UNITED AIRLINES, INC. (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an Amended and Restated A350-900 Purchase Agreement dated as of the date hereof (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 3 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

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1.	*** TO ALL AIRCRAFT OF A TYPE

***

7.	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement.

8.	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

9.	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

CT1706024 – Amended and Restated A350-900 Purchase Agreement – execution version AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL	LA3-2

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Kiran Rao

Its:	Deputy to COO Customers EVP Product Strategy

Accepted and Agreed

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Senior Vice President Finance,
Procurement and Treasurer

CT1706024 – Amended and Restated A350-900 Purchase Agreement – execution version AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL	LA3-3

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

LETTER AGREEMENT NO. 4

TO THE AMENDED AND RESTATED

A350-900 PURCHASE AGREEMENT

As of 1 September 2017

UNITED AIRLINES, INC.

233 South Wacker Drive

Chicago, Illinois 60606

USA

Re: ***

Dear Ladies and Gentlemen,

UNITED AIRLINES, INC. (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an Amended and Restated A350-900 Purchase Agreement dated as of the date hereof (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 4 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

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1.	DEFINITIONS

Clause 0 to the Agreement is amended to either modify or add the following defined terms between the “QUOTE” and “UNQUOTE”:

QUOTE

*** A350XWB Aircraft – has the meaning set forth in Paragraph 3.1

*** Aircraft – has the meaning set forth in Paragraph 3.1

*** A350-900 ULR Aircraft – has the meaning set forth in Paragraph 3.1

*** A350-1000 Aircraft – has the meaning set forth in Paragraph 3.1

*** Aircraft – has the meaning set forth in Paragraph 3.1

*** A350-900 *** Aircraft – has the meaning set forth in Paragraph 3.1

*** A350-900 ULR *** Aircraft – has the meaning set forth in Paragraph 3.1

*** A350-1000 *** Aircraft – has the meaning set forth in Paragraph 3.1

***

A350-900 *** Aircraft – has the meaning set forth in Paragraph 2.1.

A350-900 *** Aircraft – has the meaning set forth in Paragraph 2.1.

A350-1000 *** Aircraft – has the meaning set forth in Paragraph 2.1.

*** Fee – has the meaning set forth in Paragraph 2.1.

UNQUOTE

***

2.2.	***

***

Such written notice will include, for each *** Aircraft, the requested (i) delivery month and year and (ii) *** Aircraft type.

***

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6.	INTENTIONALLY LEFT BLANK

7.	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement.

8.	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

9.	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

CT1706024 – Amended and Restated A350-900 Purchase Agreement – execution version AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL	LA4-3

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Kiran Rao

Its:	Deputy to COO Customers
EVP Product Strategy

Accepted and Agreed

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Senior Vice President Finance,
Procurement and Treasurer

CT1706024 – Amended and Restated A350-900 Purchase Agreement – execution version AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL	LA4-4

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

LETTER AGREEMENT NO. 5

TO THE AMENDED AND RESTATED

A350-900 PURCHASE AGREEMENT

As of 1 September 2017

UNITED AIRLINES, INC.

233 South Wacker Drive

Chicago, Illinois 60606

USA

Re: PRODUCT SUPPORT MATTERS

Dear Ladies and Gentlemen,

UNITED AIRLINES, INC. (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an Amended and Restated A350-900 Purchase Agreement dated as of the date hereof (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 5 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

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1.	AIRBUS WORLD		3

2.	CLAUSE 14 – TECHNICAL DATA		4

3.	CLAUSE 15 – SELLER REPRESENTATIVE SERVICES		11

	3.1	CUSTOMER SUPPORT REPRESENTATIVE(S)	11
	3.2	BUYER’S SUPPORT	11
	3.3	SELLER REPRESENTATIVE	11

4.	CLAUSE 16 – TRAINING SUPPORT AND SERVICES		13

5.	CLAUSE 17 – EQUIPMENT SUPPLIER PRODUCT SUPPORT		26

6.	***		27

7.	ASSIGNMENT		28

8.	CONFIDENTIALITY		28

9.	COUNTERPARTS		28

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1.	AIRBUS WORLD

Notwithstanding anything in Exhibit H, the Buyer will have full access to Airbus World ***.

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2.	CLAUSE 14 – TECHNICAL DATA

Clause 14 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

14 -	TECHNICAL DATA

14.1	Scope

This Clause 14 covers the terms and conditions for the supply of technical data by the Seller (“Technical Data”) needed to support the Aircraft operation. ***.

14.1.1	The Technical Data shall be supplied in the English language using the aeronautical terminology in common use.

14.1.2	All Technical Data shall be available on-line as set forth in Clause 14.4. Range, type, format and delivery schedule of the on-line Technical Data to be provided under this Agreement are outlined in Exhibit G hereto.

14.2	Aircraft Identification for Technical Data

14.2.1	For those Technical Data that are customized to the Buyer’s Aircraft, the Buyer agrees to the allocation of fleet serial numbers (“Fleet Serial Numbers”) in the form of blocks of numbers selected in the range from 001 to 999.

14.2.2	The sequence shall not be interrupted unless two (2) different Propulsion Systems or two (2) different Aircraft models are selected.

14.2.3	The Buyer shall indicate to the Seller the Fleet Serial Number allocated to each Aircraft corresponding to the delivery schedule set forth in Clause 9.1 ***. Neither the designation of such Fleet Serial Numbers nor the subsequent allocation of the Fleet Serial Numbers to Manufacturer Serial Numbers for the purpose of producing certain customized Technical Data shall constitute any property, insurable or other interest of the Buyer in any Aircraft prior to the Delivery of such Aircraft as provided for in this Agreement.

The customized Technical Data that are affected thereby are the following:

•	Aircraft Maintenance Manual,

•	Illustrated Parts Catalog,

•	Trouble Shooting Manual,

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•	Aircraft Wiring Manual,

•	Aircraft Schematics Manual,

•	Aircraft Wiring Lists.

14.3	Integration of Equipment Data

14.3.1	Supplier Parts

Information, including revisions, relating to Supplier Parts that are installed on the Aircraft at Delivery or through Airbus Service Bulletins thereafter will be introduced into the customized Technical Data to the extent necessary for the comprehension of the affected systems, at no additional charge to the Buyer.

14.3.2	Buyer Furnished Equipment

14.3.2.1	The Seller shall introduce data related to Buyer Furnished Equipment, for equipment that is installed on the Aircraft by the Seller (“BFE Data”) into the customized Technical Data, at no additional charge to the Buyer for the initial issue of the Technical Data provided at first Aircraft Delivery, provided such BFE Data is provided in accordance with the conditions set forth in Clauses 14.3.2.2 through 14.3.2.6.

14.3.2.2	The Buyer shall supply the BFE Data to the Seller at least six (6) months prior to the Scheduled Delivery Month of the first Aircraft.

14.3.2.3	The BFE Data shall be supplied in English and shall be established in compliance with the then applicable revision of ATA iSpecification 2200 and/or S1000D Specification jointly defined by the ASD (Aerospace and Defense Industries Association of Europe), AIA (Aerospace Industries Association) and ATA (Air Transport Association of America), as applicable.

14.3.2.4	The Buyer and the Seller shall agree on the requirements for the provision to the Seller of BFE Data for “on-aircraft maintenance”, such as but not limited to timeframe, media and format in which the BFE Data shall be supplied to the Seller, in order to manage the BFE Data integration process in an efficient, expeditious and economic manner.

14.3.2.5	The BFE Data shall be delivered in digital format (SGML or XML raw data) and/or in Portable Document Format (PDF), as agreed between the Buyer and the Seller.

14.3.2.6	All costs related to the delivery to the Seller of the applicable BFE Data shall be borne by the Buyer.

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14.4	Supply

14.4.1	Except as specifically otherwise set forth in Exhibit G, all Technical Data shall be made available on-line through the relevant services on the Seller’s customer portal Airbus World (“Airbus World”), under terms and conditions described in Exhibit H to the Agreement.

14.4.2	The Technical Data shall be delivered according to a *** schedule to correspond with the Deliveries of Aircraft. The Buyer shall provide no less than sixty (60) days notice when requesting a change to such delivery schedule.

14.4.3	It will be the responsibility of the Buyer to ***. Upon request from the Buyer’s Aviation Authorities, such Aviation Authorities shall be given on-line access to the Buyer’s Technical Data.

14.5	Revision Service

For each firmly ordered Aircraft covered under this Agreement, revision service for the Technical Data shall be provided *** (each a “Revision Service Period”).

Thereafter revision service shall be provided in accordance with the terms and conditions set forth in the Seller’s then current Customer Services Catalog.

14.6	Service Bulletins (SB) Incorporation

During any Revision Service Period and upon the Buyer’s request, Seller Service Bulletin information shall be incorporated into the Technical Data, provided that the Buyer notifies the Seller through the Airbus World “Service Bulletin Reporting” service that it intends to accomplish such Service Bulletin, after which post-Service Bulletin status shall be shown. ***.

14.7	Technical Data Familiarization

Upon request by the Buyer, the Seller shall provide up to *** of Technical Data familiarization training at the Seller’s or the Buyer’s facilities. The basic familiarization course is tailored for maintenance and engineering personnel.

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14.8	Customer Originated Changes (COC)

If the Buyer wishes to introduce Buyer originated data (“COC Data”) into any of the customized Technical Data that are identified as eligible for such incorporation in the Seller’s then current Customer Services Catalog, the Buyer shall notify the Seller of such intention.

The incorporation of any COC Data shall be performed under the methods and tools for achieving such introduction and the conditions specified in the Seller’s then current Customer Services Catalog.

14.9	Advanced Consultation Tool

14.9.1	Some Technical Data shall be made available through several domains listed in Paragraph 14.9.2 and shall be provided on-line through an Advanced Consultation Tool, which shall include the necessary navigation software and viewer to browse the Technical Data (together, “Advanced Consultation Tool”).

14.9.2	The Advanced Consultation Tool encompasses the following domains:

•	AirN@v / Line Maintenance,

•	AirN@v /Planning,

•	AirN@v / Engineering,

•	AirN@v / Associated Data.

14.9.3	Further details on the Technical Data included in such Advanced Consultation Tool are set forth in Exhibit G.

14.9.4	The parties agree to negotiate in good faith license terms governing use of the Advanced Consultation Tool software prior to delivery of such Advanced Consultation Tool, but no later than six (6) months of the date of signature of this Agreement.

14.9.5	The revision service for, and the license to use, the Advanced Consultation Tool shall be *** for the duration of the corresponding Revision Service Period. At the end of such Revision Service Period, the yearly revision service for the Advanced Consultation Tool and the associated license fee shall be provided to the Buyer under the commercial conditions set forth in the Seller’s then current Customer Services Catalog.

14.10	On-Line Access to Technical Data

14.10.1	Access to Airbus World shall be subject to the “General Terms and Conditions of Access to and Use of Airbus World” (the “GTC”), as set forth in Exhibit H.

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14.10.2	Access to Airbus World shall be *** of the Buyer’s users (including *** Buyer’s Administrators) for the Technical Data related to the Aircraft which shall be operated by the Buyer.

14.10.3	Should Airbus World provide access to Technical Data in software format, the use of such software shall be further subject to ***.

14.11	Waiver, Release and Renunciation

The Seller warrants that the Technical Data are prepared in accordance with the state of art at the date of their conception. Should any Technical Data prepared by the Seller contain any non-conformity or defect, the sole and exclusive liability of the Seller shall be to correct such Technical Data. Notwithstanding the above, no warranties of any kind shall be given for the Customer Originated Changes.

THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER (AS DEFINED BELOW FOR THE PURPOSES OF THIS CLAUSE 14) AND REMEDIES OF THE BUYER SET FORTH IN THIS CLAUSE 14 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW, CONTRACT OR OTHERWISE, WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT OF ANY KIND, IN ANY TECHNICAL DATA OR SERVICES DELIVERED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

A.	ANY WARRANTY AGAINST HIDDEN DEFECTS;

B.	ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

C.	ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OR TRADE;

D.	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER IN CONTRACT OR IN TORT, WHETHER OR NOT ARISING FROM THE SELLER’S NEGLIGENCE, ACTUAL OR IMPUTED; AND

E.	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM, OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICES DELIVERED UNDER THIS AGREEMENT, FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES;

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PROVIDED THAT, IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE, THE REMAINDER OF THIS AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT.

***

FOR THE PURPOSES OF THIS CLAUSE 14, THE “SELLER” SHALL BE UNDERSTOOD TO INCLUDE THE SELLER, ANY OF ITS SUPPLIERS AND SUBCONTRACTORS, ITS AFFILIATES AND ANY OF THEIR RESPECTIVE INSURERS.

14.12	Proprietary Rights

14.12.1	All proprietary rights, including but not limited to patent, design and copyrights, relating to Technical Data shall remain with the Seller and/or its Affiliates as the case may be. These proprietary rights shall also apply to any translation into a language or languages or media that may have been performed or caused to be performed by the Buyer.

14.12.2	Whenever this Agreement and/or any Technical Data provides for manufacturing by the Buyer, the consent given by the Seller shall not be construed as express or implicit approval howsoever neither of the Buyer nor of the manufactured products. The supply of the Technical Data shall not be construed as any further right for the Buyer to design or manufacture any Aircraft or part thereof or spare part.

14.13	Performance Engineer’s Program

14.13.1	In addition to the Technical Data provided under Clause 14, the Seller shall provide to the Buyer Software Services, which shall consist of the Performance Engineer’s Program (“PEP”) for the Aircraft type covered under this Agreement. Such PEP is composed of software components and databases. The parties agree to negotiate in good faith license terms governing use of the PEP prior to delivery of the PEP, but no later than six (6) months of the date of signature of this Agreement.

14.13.2	Use of the PEP shall be limited to *** to be used on the Buyer’s computers for the purpose of computing performance engineering data. The PEP is intended for use on ground only and shall not be installed on board the Aircraft.

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14.13.3	The license to use the PEP and the revision service shall be provided *** of the corresponding Revision Service Period as set forth in Clause 14.5.

14.13.4	At the end of such Revision Service Period, the PEP shall be provided to the Buyer under commercial conditions set forth in the Seller’s then current Customer Services Catalog.

14.14	***

UNQUOTE

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3.	CLAUSE 15 – SELLER REPRESENTATIVE SERVICES

Clause 15 of the Agreement is amended as follows:

3.1	Customer Support Representative(s)

Clause 15.1.3 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

15.1.3	The Seller shall provide to the Buyer an annual written accounting of the consumed man-months and any remaining man-month balance from the allowance defined in Appendix A to this Clause 15. Such accounting shall be deemed final and accepted by the Buyer unless the Seller receives written objection from the Buyer within *** of receipt of such accounting.

UNQUOTE

3.2	Buyer’s Support

3.2.1	Clause 15.2.2 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

15.2.2	The Buyer shall *** of the Seller Representatives of ***, to and from their place of assignment and Toulouse, France.

UNQUOTE

3.2.2	*** and replaced with the following quoted text:

QUOTE

15.2.3	Intentionally left blank.

UNQUOTE

3.3	Seller Representative

Paragraph 1 of Appendix A to Clause 15 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

***

UNQUOTE

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4.	CLAUSE 16 – TRAINING SUPPORT AND SERVICES

Clause 16 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

16 -	TRAINING SUPPORT AND SERVICES

16.1	General

16.1.1	This Clause 16 sets forth the terms and conditions for the supply of training support and services for the Buyer’s personnel to support the Aircraft operation.

16.1.2	The range, quantity and validity of training to be provided *** under this Agreement are covered in Appendix A to this Clause 16.

16.1.3	Scheduling of training courses covered in Appendix A shall be mutually agreed during a training conference (the “Training Conference”) that shall be ***.

16.2	Training Location

16.2.1	The Seller shall provide training at its training center in Blagnac, France, and/or in Hamburg, Germany, or shall designate an affiliated training center in Miami, U.S.A., or Beijing, China (each a “Seller’s Training Center”).

16.2.2	If the unavailability of facilities or scheduling difficulties make training by the Seller at any Seller’s Training Center impractical, the Seller shall ensure that the Buyer is provided with such training at another location designated by the Seller.

16.2.3	Upon the Buyer’s request, the Seller may also provide certain training at a location other than the Seller’s Training Centers, including one of the Buyer’s bases, if and when practicable for the Seller, under terms and conditions to be mutually agreed upon. In such event, all additional *** charges listed in Clauses 16.5.2 and 16.5.3 shall be borne by the Buyer.

16.2.4	If the Buyer requests training at a location as indicated in Clause 16.2.3 and requires such training to be an Airbus approved course, the Buyer undertakes that the training facilities shall be approved prior to the performance of such training. The Buyer shall, as necessary and in due time prior to the performance of such training, provide access to the training facilities set forth in Clause 16.2.3 to the Seller’s and the competent Aviation Authority’s representatives for approval of such facilities.

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16.3	Training Courses

16.3.1	Training courses shall be as described in the Seller’s customer services catalog (the “Seller’s Customer Services Catalog”). The Seller’s Customer Services Catalog also sets forth the minimum and maximum number of trainees per course. ***.

All training requests or training course changes made outside of the Training Conference shall be submitted by the Buyer with a minimum of *** prior notice.

16.3.2	The following terms and conditions shall apply to training performed by the Seller:

(i)	Training courses shall be the Seller’s standard courses as described in the Seller’s Customer Services Catalog valid at the time of execution of the course. The Seller shall be responsible for all training course syllabi, training aids and training equipment necessary for the organization of the training courses; for the purpose of performing training, such training equipment does not include aircraft.

(ii)	The training equipment and the training curricula used for the training of flight, cabin and maintenance personnel shall not be fully customized but shall be configured in order to obtain the relevant Aviation Authority’s approval and to support the Seller’s training programs.

(iii)	Training data and documentation for trainees receiving the training at the Seller’s Training Centers shall be provided ***. Training data and documentation shall be marked “FOR TRAINING ONLY” and as such are supplied for the sole and express purpose of training; revisions of training data and documentation shall not be provided by the Seller.

16.3.3	When the Seller’s training courses are provided by the Seller’s instructors (each an “Instructor”) the Seller shall deliver a Certificate of Recognition or a Certificate of Course Completion (each a “Certificate”) or an attestation (an “Attestation”), as applicable, at the end of any such training course. Any such Certificate or Attestation shall not represent authority or qualification by any Aviation Authority but may be presented to such Aviation Authority in order to obtain relevant formal qualification.

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In the event of training courses being provided by a training provider selected by the Seller as set forth in Clause 16.2.2, the Seller shall cause such training provider to deliver a Certificate or Attestation, which shall not represent authority or qualification by any Aviation Authority, but may be presented to such Aviation Authority in order to obtain relevant formal qualification.

16.3.4	Should the Buyer wish to ***

16.3.5	Should the Buyer use none or only part of the training to be provided pursuant to this Clause 16, no compensation or credit of any nature shall be provided.

16.3.6	Should the Buyer decide to cancel or reschedule, fully or partially, and irrespective of the location of the training, a training course, a minimum advance notification of *** prior to the relevant training course start date is required.

16.3.7	If the notification occurs *** prior to such training, *** shall be, as applicable, either deducted from the training allowance defined in Appendix A or invoiced at the Seller’s then applicable price, ***.

16.3.8	If the notification occurs *** prior to such training, *** shall be, as applicable, either deducted from the training allowance defined in Appendix A to this Clause 16 or invoiced at the Seller’s then applicable price, ***.

***

16.4	Prerequisites and Conditions

16.4.1	Training shall be conducted in English and all training aids used during such training shall be written in English using common aeronautical terminology.

16.4.2	The Buyer hereby acknowledges that all training courses conducted pursuant to this Clause 16 are “Standard Transition Training Courses” and not “Ab Initio Training Courses”.

16.4.3	Trainees shall have the prerequisite knowledge and experience specified for each course in the Seller’s Customer Services Catalog.

16.4.4.1	The Buyer shall be responsible for the selection of the trainees and for any liability with respect to the entry knowledge level of the trainees.

16.4.4.2	The Seller reserves the right to verify the trainees’ proficiency and previous professional experience.

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16.4.4.3	The Seller shall provide to the Buyer during the Training Conference an “Airbus Pre-Training Survey” for completion by the Buyer for each trainee.

The Buyer shall provide the Seller with an attendance list of the trainees for each course, with the validated qualification of each trainee, at the time of reservation of the training course and in no event any later than *** before the start of the training course. The Buyer shall return concurrently thereto the completed Airbus Pre-Training Survey, detailing the trainees’ associated background. If the Seller determines through the Airbus Pre-Training Survey that a trainee does not match the prerequisites set forth in the Seller’s Customer Services Catalog, following consultation with the Buyer, such trainee shall be withdrawn from the program or directed through a relevant entry level training (ELT) program, which shall be at the Buyer’s expense. ***

16.4.4.4	If the Seller reasonably determines at any time during the training that a trainee lacks the required qualifications, following consultation with the Buyer, such trainee shall be withdrawn from the program. Upon the Buyer’s request, the Seller will recommend specific additional training, which shall be at the Buyer’s expense.

16.4.5	The Seller shall in no case warrant or otherwise be held liable for any trainee’s performance as a result of any training provided.

16.5	Logistics

16.5.1	Trainees

16.5.1.1	Living and travel expenses for the Buyer’s trainees shall be ***.

16.5.1.2	It will be the responsibility of the Buyer to make all necessary arrangements relative to authorizations, permits and/or visas necessary for the Buyer’s trainees to attend the training courses to be provided hereunder. Rescheduling or cancellation of courses due to the Buyer’s failure to obtain any such authorizations, permits and/or visas shall be subject to the provisions of Clauses 16.3.5.1 through 16.3.5.3.

16.5.2	Training at External Location - Seller’s Instructors

16.5.2.1	If, training is provided at the Seller’s request at any location other than the Seller’s Training Centers, as provided for in Clause 16.2.2, the expenses of the Seller’s Instructors will be borne directly by the Seller.

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16.5.2.2	If, at the Buyer’s request, training is provided by the Seller’s Instructor(s) at any location other than the Seller’s Training Centers, the Buyer *** related to the assignment of such Seller Instructors and the performance of their duties as aforesaid.

16.5.2.3	Living Expenses

Except as provided for in Clause 16.5.2.1 above, the ***

16.5.2.4	Air Travel

Except as provided for in Clause 16.5.2.1 above, the Buyer *** to and from the Buyer’s designated training site and the Seller’s Training Centers.

16.5.2.5	***

16.5.3	Training Material and Equipment Availability - Training at External Location

Training material and equipment necessary for course performance at any location other than the Seller’s Training Centers or the facilities of a training provider selected by the Seller shall be provided by the Buyer at its own cost in accordance with the Seller’s specifications.

Notwithstanding the foregoing, should the Buyer request the performance of a course at another location as per Clause 16.2.3.1, the Seller may, upon the Buyer’s request, provide the training material and equipment necessary for such course’s performance. Such provision shall be at the Buyer’s expense.

16.6	Flight Operations Training

The Seller shall provide training for the Buyer’s flight operations personnel as further detailed in Appendix A to this Clause 16, including the courses described in this Clause 16.6. ***

16.6.1	Flight Crew Training Course

The Seller shall perform a flight crew training course program for the Buyer’s flight crews, each of which shall consist of two (2) crew members, who shall be either captain(s) or first officer(s).

16.6.2	Base Flight Training

16.6.2.1	The Buyer shall provide at its own cost its delivered Aircraft, or any other aircraft it operates, for any base flight training, which shall consist of *** per pilot, performed in accordance with the related Airbus training course definition (the “Base Flight Training”).

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16.6.2.2	Should it be necessary to ferry the Buyer’s delivered Aircraft to the location where the Base Flight Training shall take place, the additional flight time required for the ferry flight to and/or from the Base Flight Training field shall not be deducted from the Base Flight Training time.

16.6.2.3	If the Base Flight Training is performed outside of the zone where the Seller usually performs such training, the ferry flight to the location where the Base Flight Training shall take place shall be performed by a crew composed of the Seller’s and/or the Buyer’s qualified pilots, in accordance with the relevant Aviation Authority’s regulations related to the place of performance of the Base Flight Training.

16.6.3	Flight Crew Line Initial Operating Experience

In order to assist the Buyer with initial operating experience after Delivery of the first Aircraft, the Seller shall provide to the Buyer pilot Instructor(s) as set forth in Appendix A to this Clause 16.

Should the Buyer request, subject to the Seller’s consent, such Seller pilot Instructors to perform any other flight support during the flight crew line initial operating period, such as but not limited to line assistance, demonstration flight(s), ferry flight(s) or any flight(s) required by the Buyer during the period of entry into service of the Aircraft, it is understood that such flight(s) shall be deducted from the flight crew line initial operating experience allowance set forth in Appendix A to this Clause 16.

It is hereby understood by the Parties that the Seller’s pilot Instructors shall only perform the above flight support services to the extent they bear the relevant qualifications to do so.

16.6.4	Type Specific Cabin Crew Training Course

The Seller shall provide type specific training for cabin crews, at one of the locations defined in Clause 16.2.1.

If the Buyer’s Aircraft is to incorporate special features, the type specific cabin crew training course shall be performed no earlier than ***.

16.6.5	Training on Aircraft

During any and all flights performed in accordance with this Clause 16.6, the Buyer shall bear full responsibility for the aircraft upon which the flight is performed, including but not limited to any required maintenance, all expenses such as fuel, oil or landing fees and the provision of insurance in line with Clause 16.13.

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The Buyer shall assist the Seller, if necessary, in obtaining the validation of the licenses of the Seller’s pilots performing Base Flight Training or initial operating experience by the Aviation Authority of the place of registration of the Aircraft.

16.7	Performance / Operations Courses

The Seller shall provide performance/operations training for the Buyer’s personnel as defined in Appendix A to this Clause 16.

The available courses shall be listed in the Seller’s Customer Services Catalog current at the time of the course.

16.8	Maintenance Training

16.8.1	The Seller shall provide maintenance training for the Buyer’s ground personnel as further set forth in Appendix A to this Clause 16.

The available courses shall be as listed in the Seller’s Customer Services Catalog current at the time of the course. ***

The practical training provided in the frame of maintenance training shall be performed on the training devices in use in the Seller’s Training Centers.

16.8.2	Practical Training on Aircraft

Notwithstanding Clause 16.8.1 above, upon the Buyer’s request, the Seller may provide Instructors for the performance of practical training on aircraft (“Practical Training”).

Irrespective of the location at which the training takes place, the Buyer shall provide at its own cost an aircraft for the performance of the Practical Training.

Should the Buyer require the Seller’s Instructors to provide Practical Training at facilities selected by the Buyer, such training shall be subject to prior approval of the facilities by the Seller. All costs related to such Practical Training, including but not limited to the Seller’s approval of the facilities, ***.

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The provision of a Seller Instructor for the Practical Training shall be deducted from the trainee days allowance defined in Appendix A to this Clause 16, subject to the conditions detailed in Paragraph 3.3.4 thereof.

16.9	Supplier and Propulsion Systems Manufacturer Training

Upon the Buyer’s request, the Seller shall provide to the Buyer the list of the maintenance and overhaul training courses provided by major Suppliers and the Propulsion Systems Manufacturer on their respective products.

16.10	Proprietary Rights

All proprietary rights, including but not limited to patent, design and copyrights, relating to the Seller’s training data and documentation shall remain with the Seller and/or its Affiliates and/or its Suppliers, as the case may be.

These proprietary rights shall also apply to any translation into a language or languages or media that may have been performed or caused to be performed by the Buyer.

16.11	Use of Training Materials

***

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APPENDIX “A” TO CLAUSE 16

TRAINING ALLOWANCE

All quantities indicated below are the total quantities granted for the whole of the Buyer’s fleet of Aircraft firmly ordered, unless otherwise specified and save for any allowances already used by the Buyer in respect of the Aircraft, as of the date hereof.

The contractual training courses defined in this Appendix A shall be provided ***.

Except with respect to EIS Training (defined below), flight operations training courses granted per firmly ordered Aircraft in this Appendix A shall be provided by the Seller ***

Any deviation to said training delivery schedule will be agreed between the Buyer and the Seller.

1.	FLIGHT OPERATIONS TRAINING

1.1	Flight Crew Training (standard transition course)

The Seller shall provide flight crew training (standard transition course) *** for *** of the Buyer’s flight crews for each of the forty-five (45) Aircraft firmly ordered under the Agreement, and delivered thereunder.

1.2	Extended Range For Twin Engine Aircraft Operations (ETOPS) Training

The Seller shall provide *** ETOPS training for *** of the Buyer’s flight crews for each of the forty-five (45) Aircraft firmly ordered under the Agreement, and delivered thereunder.

1.3	Low Visibility Operations Training

The Seller shall provide *** Low Visibility Operations Training for *** of the Buyer’s flight crews for each of the forty-five (45) Aircraft firmly ordered under the Agreement, and delivered thereunder.

1.4	Flight Crew Line Initial Operating Experience

The Seller shall provide to the Buyer pilot Instructor(s) *** for a period of ***.

Unless otherwise agreed during the Training Conference, in order to follow the Aircraft Delivery schedule, the maximum number of pilot Instructors present at any one time shall be limited to *** pilot Instructors.

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1.5	Type Specific Cabin Crew Training Course

The Seller shall provide to the Buyer *** type specific training for cabin crews for *** of the Buyer’s cabin crew instructors, pursers or cabin attendants.

1.6	Airbus Pilot Instructor Course (APIC)

The Seller shall provide to the Buyer transition Airbus Pilot Instructor Course(s) (APIC), for flight and synthetic instruction, *** for *** of the Buyer’s flight instructors. APIC courses shall be performed in groups of *** trainees.

2.	PERFORMANCE / OPERATIONS COURSE(S)

The Seller shall provide to the Buyer *** trainee days of performance / operations training *** for the Buyer’s personnel.

3.	MAINTENANCE TRAINING

3.1	The Seller shall provide to the Buyer *** trainee days of maintenance training *** for the Buyer’s personnel.

3.2	The Seller shall provide to the Buyer *** Engine Run-up courses consisting of up to *** trainees per course.

4.	TRAINEE DAYS ACCOUNTING

Trainee days are counted as follows:

4.1	For instruction at the Seller’s Training Centers: *** day of instruction for *** trainee equals *** trainee day. The number of trainees originally registered at the beginning of the course shall be counted as the number of trainees to have taken the course.

4.2	For instruction outside of the Seller’s Training Centers: *** day of instruction by *** Seller Instructor equals the actual number of trainees attending the course or a ***, except for structure maintenance training course(s).

4.3	For structure maintenance training courses outside the Seller’s Training Center(s), *** day of instruction by *** Seller Instructor equals the actual number of trainees attending the course or the *** of trainees as indicated in the Seller’s Customer Services Catalog.

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4.4	For practical training, whether on training devices or on aircraft, *** day of instruction by *** Seller Instructor equals the actual number of trainees attending the course or ***.

UNQUOTE

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5.	CLAUSE 17 – EQUIPMENT SUPPLIER PRODUCT SUPPORT

Sub-clause (ii) of Clause 17.1.2 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

(ii)	***

UNQUOTE

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6.	***

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7.	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement.

8.	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

9.	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Kiran Rao

Its:	Deputy to COO Customers EVP Product Strategy

Accepted and Agreed

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Senior Vice President Finance,
Procurement and Treasurer

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CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

LETTER AGREEMENT NO. 6

TO THE AMENDED AND RESTATED

A350-900 PURCHASE AGREEMENT

As of 1 September 2017

UNITED AIRLINES, INC.

233 South Wacker Drive

Chicago, Illinois 60606

USA

Re: SPECIFICATION MATTERS

Dear Ladies and Gentlemen,

UNITED AIRLINES, INC. (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an Amended and Restated A350-900 Purchase Agreement dated as of the date hereof (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 6 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

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1.	SPECIFICATION

Clause 2 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

***

UNQUOTE

2.	INTENTIONALLY LEFT BLANK

3.	INTENTIONALLY LEFT BLANK

***

8.	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement.

9.	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

10.	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Kiran Rao

Its:	Deputy to COO Customers EVP Product Strategy

Accepted and Agreed

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Senior Vice President Finance,
Procurement and Treasurer

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CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

LETTER AGREEMENT NO. 7

TO THE AMENDED AND RESTATED

A350-900 PURCHASE AGREEMENT

As of 1 September 2017

UNITED AIRLINES, INC.

233 South Wacker Drive

Chicago, Illinois 60606

USA

Re: ***

Dear Ladies and Gentlemen,

UNITED AIRLINES, INC. (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an Amended and Restated A350-900 Purchase Agreement dated as of the date hereof (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 7 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

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***

12.	CONFIDENTIALITY

13.	COUNTERPARTS

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***

11.	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement.

12.	CONFIDENTIALITY

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 22.10 of the Agreement.

13.	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Kiran Rao

Its:	Deputy to COO Customers EVP Product Strategy

Accepted and Agreed

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Senior Vice President Finance,
Procurement and Treasurer

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APPENDIX A TO PART 1 OF LETTER AGREEMENT NO. 7

***

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CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

LETTER AGREEMENT NO. 8

TO THE AMENDED AND RESTATED

A350-900 PURCHASE AGREEMENT

As of 1 September 2017

UNITED AIRLINES, INC.

233 South Wacker Drive

Chicago, Illinois 60606

USA

Re: A350-900 ***

Dear Ladies and Gentlemen,

UNITED AIRLINES, INC. (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an Amended and Restated A350-900 Purchase Agreement dated as of the date hereof (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 8 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

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1.	INTRODUCTION

***

3	BUYER’S OBLIGATIONS

3.1 The *** will be contingent upon the fulfilment by the Buyer of the following obligations:

***

Any failure by the Buyer to comply with the obligations set forth in Paragraph 3.1 will result in *** with respect to which such obligations are not met from the ***, for the period of time during which such obligations are not met.

***

6	REMEDIES - RECONCILIATION

***

1. The Buyer and the Seller will jointly investigate the cause(s) *** with the Buyer providing all pertinent information, data and records.

2. Provided that all conditions contained in this Letter Agreement are satisfied, at the end of the Term, the Seller will ***.

3. The Seller will make reasonable efforts to provide ***.

7	TERMINATION

***

8	COST ALLOCATION

***

11	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement.

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12	CONFIDENTIALITY

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 22.10 of the Agreement.

13	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Kiran Rao

Its:	Deputy to COO Customers EVP Product Strategy

Accepted and Agreed

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Senior Vice President Finance,
Procurement and Treasurer

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APPENDIX A – A350-900XWB DELIVERY SCHEDULE

Aircraft 1	*** 2022
Aircraft 2	***
Aircraft 3	***
Aircraft 4	***
Aircraft 5	***
Aircraft 6	***
Aircraft 7	***
Aircraft 8	***
Aircraft 9	***
Aircraft 10	***
Aircraft 11	***
Aircraft 12	***
Aircraft 13	***
Aircraft 14	***
Aircraft 15	***
Aircraft 16	***
Aircraft 17	***
Aircraft 18	***
Aircraft 19	***
Aircraft 20	***
Aircraft 21	***
Aircraft 22	***
Aircraft 23	***
Aircraft 24	***
Aircraft 25	***
Aircraft 26	***
Aircraft 27	***
Aircraft 28	***
Aircraft 29	***

Aircraft 30	***
Aircraft 31	***
Aircraft 32	***
Aircraft 33	***
Aircraft 34	***
Aircraft 35	***
Aircraft 36	***
Aircraft 37	***
Aircraft 38	***
Aircraft 39	***
Aircraft 40	***
Aircraft 41	***
Aircraft 42	***
Aircraft 43	***
Aircraft 44	***
Aircraft 45	*** 2027

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APPENDIX B – AIRFRAME MAINTENANCE PRACTICES

***

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APPENDIX C – ***

***

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CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

LETTER AGREEMENT NO. 9

TO THE AMENDED AND RESTATED

A350-900 PURCHASE AGREEMENT

As of 1 September 2017

UNITED AIRLINES, INC.

233 South Wacker Drive

Chicago, Illinois 60606

USA

Re: MISCELLANEOUS MATTERS

Dear Ladies and Gentlemen,

UNITED AIRLINES, INC. (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an Amended and Restated A350-900 Purchase Agreement dated as of the date hereof (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 9 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

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0.	GENERAL	3

0.1	DEFINITIONS	3

0.2	GENERAL STATEMENT	3

1.	CLAUSE 6 – MANUFACTURE PROCEDURE – INSPECTION	4

2.	CLAUSE 7 – CERTIFICATION	5

3.	CLAUSE 8 – TECHNICAL ACCEPTANCE	7

4.	CLAUSE 9 – DELIVERY	9

5.	CLAUSE 10 – EXCUSABLE DELAY	10

6.	CLAUSE 11 – INEXCUSABLE DELAY AND TOTAL LOSS	13

7.	CLAUSE 13 – PATENT AND COPYRIGHT INDEMNITY	15

8.	CLAUSE 18 – BUYER FURNISHED EQUIPMENT	18

9.	CLAUSE 19 – INDEMNITIES AND INSURANCE	19

10.	CLAUSE 20 – TERMINATION	22

11.	CLAUSE 21 – ASSIGNMENTS AND TRANSFERS	24

12.	CLAUSE 22 – CONFIDENTIALITY	25

13.	ASSIGNMENT	26

14.	CONFIDENTIALITY	26

15.	COUNTERPARTS	26

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0.	GENERAL

0.1	Definitions

Clause 0 of the Agreement is amended to add the following quoted text:

QUOTE

***

UNQUOTE

0.2	General Statement

***

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1.	CLAUSE 6 – MANUFACTURE PROCEDURE – INSPECTION

Clause 6.3 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

6.3	Seller’s Service for Buyer’s Inspector(s)

***

UNQUOTE

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2.	CLAUSE 7 – CERTIFICATION

Clause 7 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

7.	CERTIFICATION

Except as set forth in this Clause 7, the Seller will not be required to obtain any certificate or approval with respect to the Aircraft.

7.1	Type Certification

The Aircraft have been type certificated under EASA procedures for joint certification in the transport category. The Seller will obtain or cause to be obtained an FAA type certificate (the “Type Certificate”) to allow the issuance of the Export Certificate of Airworthiness.

7.2	Export Certificate of Airworthiness

Subject to the provisions of Clause 7.3, the Aircraft will be delivered to the Buyer with an Export Certificate of Airworthiness issued by the DGAC if Delivery occurs in Toulouse, France and in a condition enabling the Buyer (or an eligible person under then applicable law) to obtain at the time of Delivery a Standard Airworthiness Certificate issued pursuant to Part 21 of the US Federal Aviation Regulations and a Certificate of Sanitary Construction issued by the U.S. Public Health Service of the Food and Drug Administration. However, the Seller will have no obligation to make and will not be responsible for any costs of alterations or modifications to such Aircraft to enable such Aircraft to meet FAA or U.S. Department of Transportation requirements for specific operation on the Buyer’s routes, whether before, at or after Delivery of any Aircraft.

If the FAA requires additional or modified data before the issuance of the Export Certificate of Airworthiness, the Seller will provide such data or implement the required modification to the data, in either case, ***.

7.3	Specification Changes before Aircraft Ready for Delivery

7.3.1	If, any time before the date on which the Aircraft is Ready for Delivery, any law, rule or regulation is enacted, promulgated, becomes effective and/or an interpretation of any law, rule or regulation is issued by the EASA that requires any change to the Specification for the purposes of obtaining the Export Certificate of Airworthiness or the Standard Airworthiness Certificate referred to in 7.2 above (a “Change in Law”), the Seller will make the required modification and the parties hereto will sign an SCN.

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7.3.2	The Seller will as far as practicable, but at its sole discretion and without prejudice to Clause 7.3.3(ii), take into account the information available to it concerning any proposed law, rule or regulation or interpretation that could become a Change in Law, in order to minimize the costs of changes to the Specification as a result of such proposed law, regulation or interpretation becoming effective before the applicable Aircraft is Ready for Delivery.

7.3.3	The cost of implementing the required modifications referred to in Clause 7.3.1 will be:

***

7.3.4	Notwithstanding the provisions of Clause 7.3.3, if a Change in Law relates to an item of BFE or to the Propulsion Systems the costs related thereto will be borne in accordance with such arrangements as may be made separately between the Buyer and the manufacturer of the BFE or the Propulsion Systems, as applicable, and the Seller will have no obligation with respect thereto.

7.4	Specification Changes after Aircraft Ready For Delivery

Nothing in Clause 7.3 will require the Seller to make any changes or modifications to, or to make any payments or take any other action with respect to, any Aircraft that is Ready for Delivery before the compliance date of any law or regulation referred to in Clause 7.3. Any such changes or modifications made to an Aircraft after it is Ready for Delivery will be at the ***.

UNQUOTE

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3.	CLAUSE 8 – TECHNICAL ACCEPTANCE

Clause 8 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

8 -	TECHNICAL ACCEPTANCE

8.1	Technical Acceptance Process

8.1.1	Prior to Delivery, the Aircraft will undergo a technical acceptance process developed by the Seller (the “Technical Acceptance Process”). Completion of the Technical Acceptance Process will demonstrate the satisfactory functioning of the Aircraft and will be deemed to demonstrate compliance with the Specification. The Seller will without hindrance from the Buyer be entitled to carry out any necessary changes and, as soon as practicable thereafter, resubmit the Aircraft to such further Technical Acceptance Process as is necessary to demonstrate the elimination of any non-compliance. ***

8.1.2	The Technical Acceptance Process will:

(i)	commence on a date notified by the Seller to the Buyer by no less than ***,

(ii)	take place at the Delivery Location,

(iii)	be carried out by the personnel of the Seller, and

(iv)	include a technical acceptance flight (the “Technical Acceptance Flight”) that will not exceed ***.

8.2	Buyer’s Attendance

8.2.1	The Buyer is entitled to attend the Technical Acceptance Process.

8.2.2	If the Buyer elects to attend the Technical Acceptance Process, the Buyer:

(i)	will comply with the reasonable requirements of the Seller, with the intention of completing the Technical Acceptance Process within ***, and

(ii)	may have a maximum of *** of its representatives (no more than *** of whom will have access to the cockpit at any one time) accompany the Seller’s representatives on the Technical Acceptance Flight, during which the Buyer’s representatives will comply with the instructions of the Seller’s representatives.

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8.2.3	If the Buyer, ***, does not attend or if the Buyer fails to cooperate in the Technical Acceptance Process, the Seller will be entitled to complete the Technical Acceptance Process and the Buyer will be deemed to have accepted that the Technical Acceptance Process has been completed, in all respects ***.

8.3	Certificate of Acceptance

Upon successful completion of the Technical Acceptance Process, the Buyer will, on or before the Delivery Date, sign and deliver to the Seller a certificate of acceptance in respect of the Aircraft in the form of Exhibit D (the “Certificate of Acceptance”). ***

8.4	Finality of Acceptance

The Buyer’s signature of the Certificate of Acceptance for the Aircraft, ***, will constitute waiver by the Buyer of any right it may have, under the Uniform Commercial Code as adopted by the State of New York or otherwise, to revoke acceptance of the Aircraft for any reason, whether known or unknown to the Buyer at the time of acceptance.

8.5	Aircraft Utilization

The Seller will, without payment or other liability, be entitled to use the Aircraft before Delivery ***. Such use will not limit the Buyer’s obligation to accept Delivery hereunder.

***

UNQUOTE

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4.	CLAUSE 9 – DELIVERY

Clause 9.3 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

9.3	Flyaway

9.3.1	The Buyer and the Seller will cooperate to obtain any licenses that may be required by the Aviation Authority of the Delivery Location for the purpose of exporting the Aircraft, ***.

9.3.2	All expenses of, or connected with, flying the Aircraft from the Delivery Location after Delivery will be borne by the Buyer. The *** Buyer to make arrangements with the supplying companies for the fuel and oil required for all post-Delivery flights.

UNQUOTE

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5.	CLAUSE 10 – EXCUSABLE DELAY

Clause 10 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

10.	EXCUSABLE DELAY AND TOTAL LOSS

10.1	Scope of Excusable Delay

Neither the Seller nor any Affiliate of the Seller, will be responsible for or be deemed to be in default on account of delays in delivery of the Aircraft or failure to deliver or otherwise in the performance of this Agreement or any part hereof due to causes beyond the Seller’s, or any Affiliate’s control or not occasioned by the Seller’s, fault or negligence (“Excusable Delay”), including, but not limited to: (i) acts of God or the public enemy, natural disasters, fires, floods, storms beyond ordinary strength, explosions or earthquakes; epidemics or quarantine restrictions; serious accidents; any law, decision, regulation, directive or other act (whether or not having the force of law) of any government or of the Council of the European Community or the Commission of the European Community or of any national, Federal, State, municipal or other governmental department, commission, board, bureau, agency, court or instrumentality, domestic or foreign; governmental priorities, regulations or orders affecting allocation of materials, facilities or a completed Aircraft; war, civil war or warlike operations, terrorism, insurrection or riots; failure of transportation; strikes or labor troubles causing cessation, slow down or interruption of work; delay in obtaining any airworthiness or type certification, ***; inability after due and timely diligence to procure materials, accessories, equipment or parts; failure of a subcontractor or Supplier to furnish materials, components, accessories, equipment or parts, ***, (ii) any delay caused directly by the action or inaction of the Buyer; and (iii) delay in delivery or otherwise in the performance of this Agreement by the Seller due in whole or in part to any delay in or failure of the delivery of, or any other event or circumstance relating to, the Propulsion Systems or Buyer Furnished Equipment.

10.2	Consequences of Excusable Delay

10.2.1	If an Excusable Delay occurs the Seller will:

(i)	notify the Buyer of such Excusable Delay as soon as practicable after becoming aware of the same;

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(ii)	not be deemed to be in default in the performance of its obligations hereunder as a result of such Excusable Delay;

(iii)	not be responsible for any damages arising from or in connection with such Excusable Delay suffered or incurred by the Buyer;

(iv)	as soon as practicable after the removal of the cause of such Excusable Delay resume performance of its obligations under this Agreement and in particular will notify the Buyer of the revised Scheduled Delivery Month.

10.3	Termination on Excusable Delay

10.3.1	***

10.3.2	If the Seller advises the Buyer in its notice of a revised Scheduled Delivery Month pursuant to Clause 10.2.1(iv) that there will be a delay in Delivery of an Aircraft of more than ***.

If this Agreement ***. The Seller will notify the Buyer of the new Scheduled Delivery Month after *** referred to in Clause 10.3.1 or 10.3.2, and this new Scheduled Delivery Month will be deemed to be an amendment to the applicable Scheduled Delivery Month in Clause 9.1.1.

10.4	Total Loss, Destruction or Damage

If, prior to Delivery, ***, any Aircraft is lost, destroyed or in the reasonable opinion of the Seller is damaged beyond economic repair (“Total Loss”), the Seller will notify the Buyer to this ***. The Seller will include in said notification (or as soon after the issue of the notice as such information becomes available to the Seller) the earliest date consistent with the Seller’s other commitments and production capabilities that an aircraft to replace the Aircraft may be delivered to the Buyer and the Scheduled Delivery Month will be extended as specified in the Seller’s notice to accommodate the delivery of the replacement aircraft; provided, however, that if the Scheduled Delivery Month is ***:

(i)	the Buyer notifies the Seller ***; and

(ii)	the parties execute an amendment to this Agreement recording the change in the Scheduled Delivery Month.

Nothing herein will require the Seller to manufacture and deliver a replacement aircraft if such manufacture would require the reactivation of its production line for the model or series of aircraft that includes the Aircraft.

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10.5	Termination Rights Exclusive

***, such termination will discharge all obligations and liabilities of the parties hereunder with respect to such affected Aircraft and undelivered material, services, data or other items applicable thereto and to be furnished under the Agreement.

10.6	Remedies

THIS CLAUSE 10 SETS FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYER FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER, OTHER THAN SUCH DELAYS AS ARE COVERED BY CLAUSE 11, AND THE BUYER HEREBY WAIVES ALL RIGHTS TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF, INCLUDING, WITHOUT LIMITATION, ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE. THE BUYER WILL NOT BE ENTITLED TO CLAIM THE REMEDIES AND RECEIVE THE BENEFITS PROVIDED IN THIS CLAUSE 10 WHERE THE DELAY REFERRED TO IN THIS CLAUSE 10 IS CAUSED BY THE NEGLIGENCE OR FAULT OF THE BUYER OR ITS REPRESENTATIVES.

UNQUOTE

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6.	CLAUSE 11 – INEXCUSABLE DELAY AND TOTAL LOSS

Clause 11 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

11.	INEXCUSABLE DELAY AND TOTAL LOSS

11.1	Liquidated Damages

Should an Aircraft not be Ready for Delivery *** may be changed pursuant to Clauses 2, 7 or 10) (the “Delivery Period”) and such delay is not as a result of an Excusable Delay or Total Loss as defined in Clause 10.4, then such delay will be termed an “Inexcusable Delay.” ***, for each day of delay in the Delivery starting on the date which is *** after the last day of the Scheduled Delivery Month.

In no event will the total amount of liquidated damages ***.

If at any time after the date which is ***.

In no event will the total amount of liquidated damages ***.

11.2	***

11.3	Renegotiation

If, as a result of an Inexcusable Delay, the Delivery does not occur within six (6) months after the last day of the Delivery Period the Buyer will have the right, exercisable by written notice to the Seller given between ***, to require from the Seller a renegotiation of the Scheduled Delivery Month for the affected Aircraft. Unless otherwise agreed between the Seller and the Buyer during such renegotiation, the said renegotiation will not prejudice the Buyer’s right to receive liquidated damages in accordance with Clause 11.1.

11.4	Termination

If, as a result of *** Inexcusable Delays, the Delivery does not occur within an *** and the parties have not renegotiated the Scheduled Delivery Month pursuant to Clause 11.3, then both parties will have the right exercisable by written notice to the other party, given between ***.

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11.5	Remedies

THIS CLAUSE 11 SETS FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYER FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER, OTHER THAN SUCH DELAYS AS ARE COVERED BY CLAUSE 10, AND THE BUYER HEREBY WAIVES ALL RIGHTS TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF, INCLUDING WITHOUT LIMITATION ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE. THE BUYER WILL NOT BE ENTITLED TO CLAIM THE REMEDIES AND RECEIVE THE BENEFITS PROVIDED IN THIS CLAUSE 11 WHERE THE DELAY REFERRED TO IN THIS CLAUSE 11 IS CAUSED BY THE NEGLIGENCE OR FAULT OF THE BUYER OR ITS REPRESENTATIVES.

UNQUOTE

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7.	CLAUSE 13 – PATENT AND COPYRIGHT INDEMNITY

Clause 13 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

13 -	PATENT AND COPYRIGHT INDEMNITY

13.1	Indemnities at Delivery

13.1.1	Subject to the provisions of Clause 13.3.3, the Seller will indemnify the Buyer from and against any damages, costs and expenses (including reasonable attorneys’ fees but excluding damages, costs, expenses, loss of profits and other liabilities in respect of or resulting from loss of use of the Aircraft) resulting from any infringement or claim of infringement by the Airframe or any part or software installed therein at Delivery of:

(i)	any British, French, German, Spanish or U.S. patent; and

(ii)	any patent issued under the laws of any other country in which the Buyer may lawfully operate the Aircraft, provided that from the time of design of such Airframe or any part or software installed therein at Delivery and until infringement claims are resolved, the country of the patent and the flag country of the Aircraft are both parties to:

(1)	the Chicago Convention on International Civil Aviation of December 7, 1944, and are each fully entitled to all benefits of Article 27 thereof, or,

(2)	the International Convention for the Protection of Industrial Property of March 20, 1883 (the “Paris Convention”); and

(iii)	in respect of computer software installed on the Aircraft, any copyright, provided that the Seller’s obligation to indemnify will be limited to infringements in countries which, at the time of design versus infringement claim are members of The Berne Union and recognize computer software as a “work” under the Berne Convention.

13.1.2	Clause 13.1.1 will not apply to:

(i)	Buyer Furnished Equipment;

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(ii)	the Propulsion Systems;

(iii)	Supplier Parts, ***; or

(iv)	software not developed by the Seller.

13.1.3	If the Buyer, due to circumstances contemplated in Clause 13.1.1, is prevented from using the Aircraft (whether by a valid judgment of a court of competent jurisdiction or by a settlement arrived at among the claimant, the Seller and the Buyer), the Seller will *** at its expense either:

(i)	procure for the Buyer the right to use the affected Airframe, part or software free of charge; or

(ii)	replace the infringing part or software with a non-infringing substitute ***.

13.2	***

13.3	Administration of Patent and Copyright Indemnity Claims

13.3.1	If the Buyer receives a written claim or a suit is threatened or begun against the Buyer for infringement of a patent or copyright referred to in Clause 13.1, the Buyer will

(i)	forthwith notify the Seller, giving particulars thereof;

(ii)	furnish to the Seller all data, papers and records within the Buyer’s control or possession relating to such patent or claim;

(iii)	refrain from admitting any liability or making any payment, or assuming any expenses, damages, costs or royalties, or otherwise acting in a manner prejudicial to the defense or denial of the suit or claim, it being agreed that nothing in this Clause 13.2.1(iii) will prevent the Buyer from paying the sums that may be required to obtain the release of the Aircraft, provided that payment is accompanied by a denial of liability and is made without prejudice;

(iv)	***, fully cooperate with, and render all assistance to, the Seller as may be pertinent to the defense or denial of the suit or claim; and

(v)	act to *** mitigate damages and/or to reduce the amount of royalties that may be payable, and minimize costs and expenses.

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13.3.2	The Seller will be entitled either in its own name or on behalf of the Buyer to conduct negotiations with the party or parties alleging infringement and may assume and conduct the defense or settlement of any suit or claim in the manner that, in the Seller’s opinion, it deems proper, ***.

13.3.3	The Seller’s liability hereunder will be conditioned on the strict and timely compliance by the Buyer with the terms of this Clause 13 and is in lieu of any other liability to the Buyer, whether express or implied, which the Seller might incur at law as a result of any infringement or claim of infringement of any patent or copyright.

13.4	***

13.5	THE INDEMNITY PROVIDED IN THIS CLAUSE 13 AND THE OBLIGATIONS AND LIABILITIES OF THE SELLER UNDER THIS CLAUSE 13 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER INDEMNITIES, WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES ON THE PART OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE (INCLUDING WITHOUT LIMITATION ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY ARISING FROM OR WITH RESPECT TO LOSS OF USE OR REVENUE OR CONSEQUENTIAL DAMAGES), WITH RESPECT TO ANY ACTUAL OR ALLEGED PATENT INFRINGEMENT OR THE LIKE BY ANY AIRFRAME, PART OR SOFTWARE INSTALLED THEREIN AT DELIVERY, OR BY ANY TECHNICAL DATA, SUPPLIER PART OR TRAINING MATERIAL, OR THE USE OR SALE THEREOF, PROVIDED THAT, IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE, THE REMAINDER OF THIS CLAUSE WILL REMAIN IN FULL FORCE AND EFFECT. THIS INDEMNITY AGAINST PATENT AND COPYRIGHT INFRINGEMENTS WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER.

UNQUOTE

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8.	CLAUSE 18 – BUYER FURNISHED EQUIPMENT

8.1	INTENTIONALLY LEFT BLANK

8.2	Clause 18.3.2 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

18.3.2	In addition, in the event of any delay or failure mentioned in 18.3.1 above, the Seller, ***:

(i)	***; or

(ii)	if the BFE is delayed by more than *** beyond, or is not approved within *** of the dates specified in Clause 18.1.2.2, ***.

UNQUOTE

8.3	Clause 18.5.5 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

18.5.5	***.

UNQUOTE

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9.	CLAUSE 19 – INDEMNITIES AND INSURANCE

9.1	Clause 19.3 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

19 -	INDEMNITIES AND INSURANCE

The Seller and the Buyer will each be liable for Losses (as defined below) arising from the acts or omissions of their respective directors, officers, agents or employees occurring during or incidental to such party’s exercise of its rights and performance of its obligations under this Agreement, except as provided in Clauses 19.1 and 19.2.

19.1	Seller’s Indemnities

The Seller will, except in the case of gross negligence or willful misconduct of the Buyer, its directors, officers, agents and/or employees, be solely liable for and will indemnify and hold the Buyer, its Affiliates and each of their respective directors, officers, agents, employees and insurers harmless against all losses, liabilities, claims, damages, costs and expenses, including court costs and reasonable attorneys’ fees (“Losses”), arising from:

(a)	claims for injuries to, or death of, the Seller’s directors, officers, agents or employees, or loss of, or damage to, property of the Seller or its employees when such Losses occur during or are incidental to either party’s exercise of any right or performance of any obligation under this Agreement, and

(b)	claims for injuries to, or death of, third parties, or loss of, or damage to, property of third parties, occurring during or incidental to the Technical Acceptance Flights.

19.2	Buyer’s Indemnities

The Buyer will, except in the case of gross negligence or willful misconduct of the Seller, its directors, officers, agents and/or employees, be solely liable for and will indemnify and hold the Seller, its Affiliates, its subcontractors, and each of their respective directors, officers, agents, employees and insurers, harmless against all Losses arising from:

(a)	claims for injuries to, or death of, the Buyer’s directors, officers, agents or employees, or loss of, or damage to, property of the Buyer or its employees, when such Losses occur during or are incidental to either party’s exercise of any right or performance of any obligation under this Agreement, and

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(b)	claims for injuries to, or death of, third parties, or loss of, or damage to, property of third parties, occurring during or incidental to (i) the provision of Seller Representatives services under Clause 15, or (ii) ***, or (iii) the provision of Aircraft Training Services to the Buyer.

19.3	Notice and Defense of Claims

If any claim is made or suit is brought against a party or entity entitled to indemnification under this Clause 19 (the “Indemnitee”) for damages for which liability has been assumed by the other party under this Clause 19 (the “Indemnitor”), the Indemnitee will promptly give notice to the Indemnitor and the Indemnitor (unless otherwise requested by the Indemnitee) will assume and conduct the defense, or settlement, of such claim or suit, as the Indemnitor will deem prudent, ***. Notice of the claim or suit will be accompanied by all information pertinent to the matter as is reasonably available to the Indemnitee and will be followed by such cooperation by the Indemnitee as the Indemnitor or its counsel may reasonably request, at the expense of the Indemnitor.

If the Indemnitor fails or refuses to assume the defense of any claim or suit notified to it under this Clause 19, the Indemnitee will have the right to proceed with the defense or settlement of the claim or suit as it deems prudent and will have a claim against the Indemnitor for any judgments, settlements, costs or expenses, including reasonable attorneys’ fees. Further, in such event, the Indemnitor will be deemed to have waived any objection or defense to the Indemnitee’s claim based on the reasonableness of any settlement.

19.4	Insurance

For all Aircraft Training Services, to the extent of the Buyer’s undertaking set forth in Clause 19.2, the Buyer will:

(a)	cause the Seller, its Affiliates, its subcontractors and each of their respective directors, officers, agents and employees to be named as additional insured under the Buyer’s Comprehensive Aviation Legal Liability insurance policies, including War Risks and *** Perils (such insurance to include the AVN 52E Extended Coverage Endorsement Aviation Liabilities or any further Endorsement replacing AVN 52E, or equivalent coverages, as may be available as well as any excess coverage in respect of War and *** Perils Third Parties Legal Liabilities Insurance), and

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(b)	with respect to the Buyer’s Hull All Risks and Hull War Risk and *** Perils insurance, cause the insurers of the Buyer’s hull insurance policies to waive all rights of subrogation against the Seller, its Affiliates, its subcontractors and each of their respective directors, officers, agents, employees and insurers, ***.

Any applicable deductible will be borne by the Buyer. The Buyer will furnish to the Seller, not less than seven (7) working days prior to the start of any Aircraft Training Services, certificates of insurance, in English, evidencing the limits of liability cover and period of insurance coverage in a form acceptable to the Seller from the Buyer’s insurance broker(s), certifying that such policies have been endorsed as follows:

(i)	under the Comprehensive Aviation Legal Liability Insurances, the Buyer’s policies are primary and non-contributory to any insurance maintained by the Seller,

(ii)	such insurance can only be cancelled or materially altered by the giving of not less than thirty (30) days (but seven (7) days or such lesser period as may be customarily available in respect of War Risks and *** Perils) prior written notice thereof to the Seller, and

(iii)	under any such cover, all rights of subrogation against the Seller, its Affiliates, its subcontractors and each of their respective directors, officers, agents, employees and insurers have been waived.

UNQUOTE

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10.	CLAUSE 20 – TERMINATION

Clause 20 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

20 -	TERMINATION

20.1	Termination Events – Buyer and Seller

20.1.1	Each of the following shall constitute a “Termination Event” under this Agreement and promptly upon the knowledge of the occurrence of a Termination Event by the ***.

(1)	*** shall commence any case, proceeding or other action with respect to the Buyer or *** in any jurisdiction relating to bankruptcy, insolvency, reorganization, relief from debtors, an arrangement, winding-up, liquidation, dissolution or other relief *** debts and such case, proceeding or other action remains unstayed, undismissed or undischarged for ***.

(2)	An action is commenced seeking the appointment of a receiver, trustee, custodian or other similar official for the Buyer or *** for all or substantially all of its assets, and such action remains unstayed, undismissed or undischarged for ***, or the Buyer or ***, makes a general assignment for the benefit of its creditors.

(3)	An action is commenced against the Buyer *** any substantial part of its assets, and such action remains unstayed, undismissed or undischarged for ***.

(4)	*** Buyer or *** is unable to generally pay its debts as they become due.

20.2	Termination Events – Buyer

***

20.5	Definitions

For purposes of this Clause 20, the terms “Affected Aircraft”, “Applicable Date”, “Escalated Price” and “Escalation” are defined as follows:

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(i) “Affected Aircraft” means any or all Aircraft with respect to which the Seller *** has cancelled or terminated this Agreement pursuant to Clause 20.4.1 or 20.4.2,

(ii) “Applicable Date” means for any Affected Aircraft the date of the Termination Event specified in the Seller’s notice and demand for payment of liquidated damages delivered under Clause 20.4.2(2),

(iii) “Escalated Price” means the sum of (a) the Base Price of the Aircraft and (b) the Base Price of SCNs and MSCNs entered into after the date of this Agreement, all as escalated to the Applicable Date in accordance with the provisions of Clause 4.

(iv)	***

UNQUOTE

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11.	CLAUSE 21 – ASSIGNMENTS AND TRANSFERS

Clause 21 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

21 -	ASSIGNMENTS AND TRANSFERS

21.1	Assignments

Except as hereinafter provided, neither party may sell, assign or transfer its rights or obligations under this Agreement to any person without the prior written consent of the other, except that the Seller may sell, assign, or transfer its rights or obligations under this Agreement to any Affiliate without the Buyer’s consent.

***

21.2	Assignments on Sale, Merger or Consolidation

21.2.1	***

(a)	***;

(b)	the surviving or acquiring entity has executed an assumption agreement, in form and substance reasonably acceptable to the Seller, agreeing to assume all of the Buyer’s obligations under this Agreement;

(c)	at the time, and immediately following the consummation of the merger, consolidation or sale, no Termination Event exists or will have occurred and be continuing;

(d)	there exists with respect to the surviving or acquiring entity no basis for a Termination Event;

***

21.3	Designations by Seller

The Seller may at any time by notice to the Buyer designate facilities or personnel of AACS or any other Affiliate of the Seller at which or by whom the services to be performed under this Agreement will be performed. Notwithstanding such designation, the Seller will remain ultimately responsible for fulfillment of all obligations undertaken by the Seller in this Agreement.

UNQUOTE

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12.	CLAUSE 22 – CONFIDENTIALITY

Clause 22.10 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

22.10	Confidentiality

***

22.10.8	The provisions of this Clause 22.10 will survive termination of the Agreement.

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13.	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement.

14.	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

15.	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Kiran Rao

Its:	Deputy to COO Customers EVP Product Strategy

Accepted and Agreed

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Senior Vice President Finance, Procurement and Treasurer

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CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

LETTER AGREEMENT NO. 10

TO THE AMENDED AND RESTATED

A350-900 PURCHASE AGREEMENT

As of 1 September 2017

UNITED AIRLINES, INC.

233 South Wacker Drive

Chicago, Illinois 60606

USA

Re: ***

Dear Ladies and Gentlemen,

UNITED AIRLINES, INC. (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an Amended and Restated A350-900 Purchase Agreement dated as of the date hereof (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 10 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

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1.	***

2.	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement.

3.	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

4	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Kiran Rao

Its:	Deputy to COO Customers EVP Product Strategy

Accepted and Agreed

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Senior Vice President Finance,
Procurement and Treasurer

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CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

LETTER AGREEMENT NO. 11

TO THE AMENDED AND RESTATED

A350-900 PURCHASE AGREEMENT

As of 1 September 2017

UNITED AIRLINES, INC.

233 South Wacker Drive

Chicago, Illinois 60606

USA

Re: ***

Dear Ladies and Gentlemen,

UNITED AIRLINES, INC. (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an Amended and Restated A350-900 Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 11 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

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0.	INTRODUCTION

***

1.	DEFINITIONS AND INTERPRETATION

1.1	Capitalized words and terms used in this Letter Agreement that are not defined herein shall have the meaning assigned thereto in the Agreement.

1.2	The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

1.3	The following words and terms shall have the following meanings:

***

2.	*** COSTS

***

3.	ADJUSTMENTS

***

4.	ACCOUNTING AND REPORTING

***

6.	RECONCILIATION AND REMEDIES

***

7	CONDITIONS OF ***

***

10.3	***. Notwithstanding the foregoing, nothing herein will operate to diminish or modify the Buyer’s rights and remedies under Clause 12.

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11	DUPLICATE REMEDIES

Except as provided in Paragraph 10.3, the remedies provided to the Buyer under this Guarantee are not cumulative of any other remedies provided to the Buyer under any other warranty or guarantee contained in the Agreement and the Buyer will not be entitled to duplicate remedies with respect to any single defect or costs incurred for any single defect.

12	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement.

13	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

14	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Kiran Rao

Its:	Deputy to COO Customers EVP Product Strategy

Accepted and Agreed

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Senior Vice President Finance,
Procurement and Treasurer

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APPENDIX 1 – ASSUMPTIONS

***

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APPENDIX 2 – EXCLUSIONS

The following items are specifically excluded from the ***

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APPENDIX 3 - FORMULAS

***

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APPENDIX 4 –***

***

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CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

LETTER AGREEMENT NO. 12

TO THE AMENDED AND RESTATED

A350-900 PURCHASE AGREEMENT

As of 1 September 2017

UNITED AIRLINES, INC.

233 South Wacker Drive

Chicago, Illinois 60606

USA

Re: ***

Dear Ladies and Gentlemen,

UNITED AIRLINES, INC. (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an Amended and Restated A350-900 Purchase Agreement dated as of the date hereof (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 12 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

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0.	INTRODUCTION

***

1.	DEFINITIONS AND INTERPRETATION

1.1	Capitalized words and terms used in this Letter Agreement that are not defined herein shall have the meaning assigned thereto in the Agreement.

1.2	The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

1.3	The following words and terms shall have the following meanings:

***

3.	ADJUSTMENTS

***

4.	REPORTING

***

12	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement.

13	CONFIDENTIALITY

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 22.10 of the Agreement.

14	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Kiran Rao

Its:	Deputy to COO Customers EVP Product Strategy

Accepted and Agreed

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Senior Vice President Finance,
Procurement and Treasurer

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APPENDIX 1 – ASSUMPTIONS

***

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APPENDIX 2 – EXCLUSIONS

*** due to any of the following reasons are specifically excluded from the ***:

***

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APPENDIX 3 - FORMULAS

***

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APPENDIX 4 – ***

***

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CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

LETTER AGREEMENT NO. 13

TO THE AMENDED AND RESTATED

A350-900 PURCHASE AGREEMENT

As of 1 September 2017

UNITED AIRLINES, INC.

233 South Wacker Drive

Chicago, Illinois 60606

USA

Re: WARRANTIES AND SERVICE LIFE POLICY

Dear Ladies and Gentlemen,

UNITED AIRLINES, INC. (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an Amended and Restated A350-900 Purchase Agreement dated as of the date hereof (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 13 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

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1.	WARRANTIES AND SERVICE LIFE POLICY

Clause 12 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

12 -	WARRANTIES AND SERVICE LIFE POLICY

12.1	Warranty

12.1.1	Nature of Warranty

Subject to the limitations and conditions hereinafter provided, and except as provided in Clause 12.1.2, the Seller warrants to the Buyer that the Aircraft and each Warranted Part will at the time of Delivery to the Buyer be free from defects:

(i)	in material,

(ii)	in workmanship, including, without limitation, processes of manufacture,

(iii)	in design (including, without limitation, selection of materials) having regard to the State of the Art at the date of such design, and

(iv)	arising from failure to conform to the Specification, except as to those portions of the Specification that are expressly stated in the Specification to be estimates or approximations or design aims.

For the purpose of this Agreement, the term “Warranted Part” will mean any Seller proprietary component, equipment, software, or part, that (a) is installed on an Aircraft at Delivery, (b) is manufactured to the detail design of the Seller or a subcontractor of the Seller and (c) bears a Seller’s part number at the time of Delivery.

12.1.2	Exclusions

The warranties set forth in Clause 12.1.1 will not apply to Buyer Furnished Equipment, Propulsion Systems, or to any component, accessory, equipment or part purchased by the Buyer that is not a Warranted Part, provided, however, that:

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(i)	any defect in the Seller’s workmanship in respect of the installation of such items in the Aircraft, including any failure by the Seller to conform to the installation instructions of the manufacturers of such items that invalidates any applicable warranty from such manufacturers, will constitute a defect in workmanship for the purpose of this Clause 12.1 and be covered by the warranty set forth in Clause 12.1.1(ii), and

(ii)	any defect inherent in the Seller’s design of the installation, considering the state of the art at the date of such design, that impairs the use of such items will constitute a defect in design for the purposes of this Clause 12.1 and be covered by the warranty set forth in Clause 12.1.1(iii).

12.1.3	Warranty Periods

The warranties described in Clauses 12.1.1 and 12.1.2 will be limited to those defects that become apparent within ***.

12.1.4	Limitations of Warranty

12.1.4.1	The Buyer’s remedy and the Seller’s obligation and liability under Clauses 12.1.1 and 12.1.2 are limited to, at the Seller’s expense and option, the repair, replacement or correction (to include, in the case of software, supply of a comparable product with equivalent function) of any defective Warranted Part. The Seller may elect to effect such repair, replacement or correction by supplying modification kits designed to rectify the defect or by furnishing a credit to the Buyer for the future purchase of goods and services (not including Aircraft) equal to the price at which the Buyer is then entitled to acquire a replacement for the defective Warranted Part.

12.1.4.2	If the Seller corrects a defect covered by Clause 12.1.1(iii) that becomes apparent within the Warranty Period, on the Buyer’s written request the Seller will correct any such defect of the same type in any Aircraft that has not already been delivered to the Buyer. The Seller will not be responsible for, nor deemed to be in default on account of any delay in Delivery of any Aircraft or otherwise, in respect of performance of this Agreement, due to the Seller’s undertaking to make such correction. Alternatively, the Buyer and the Seller may agree to deliver such Aircraft with subsequent correction of the defect by the Buyer at the Seller’s expense, or the Buyer may elect to accept Delivery and thereafter file a Warranty Claim as though the defect had become apparent immediately after Delivery of such Aircraft.

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12.1.5	Cost of Inspection

In addition to the remedies set forth in Clauses 12.1.4.1 and 12.1.4.2, the Seller will reimburse the direct labor costs incurred by the Buyer in performing inspections of the Aircraft that are conducted to determine whether or not a defect exists in any Warranted Part within the Warranty Period subject to the following conditions:

(i)	Such inspections are recommended in a Seller Service Bulletin to be performed within the Warranty Period;

(ii)	Such inspections are not performed in lieu of corrective action that has been provided by the Seller prior to the dates of such inspection;

(iii)	the labor rate for the reimbursements will be the In-house Warranty Labor Rate, and

(iv)	the manhours used to determine such reimbursement will not exceed the Seller’s *** estimate of the *** manhours required for such inspections.

12.1.6	Warranty Claim Requirements

The Buyer’s remedy and the Seller’s obligation and liability under this Clause 12.1 with respect to each claimed defect are subject to the following conditions:

(i)	the defect has becomes apparent within the Warranty Period,

(ii)	the Buyer has filed a Warranty Claim *** of a defect becoming apparent, except where the Seller has issued a Service Bulletin intended to provide a Remedy for such a defect, in which case the Warranty Claim must be filed no later than *** following embodiment of the Seller Service Bulletin in the Aircraft;

(iii)	the Buyer has submitted to the Seller evidence reasonably satisfactory to the Seller that (i) the claimed defect is due to a matter covered under the provisions of this Clause 12, and (ii) that such defect did not result from any act or omission of the Buyer (except when such act or omission is in accordance with the Seller’s instructions), including but not limited to, any failure to operate and maintain the affected Aircraft or part thereof in accordance with the standards set forth in Clause 12.1.11 or from any act or omission of any third party;

(iv)	the Buyer returns the Warranted Part claimed to be defective to the repair facilities designated by the Seller as soon as practicable, unless the Buyer elects to repair a defective Warranted Part in accordance with the provisions of Clause 12.1.8; and

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(v)	the Seller’s receives a Warranty Claim complying with the provisions of Clause 12.1.7(v).

12.1.7	Warranty Administration

The warranties set forth in this Clause 12.1 will be administered as hereinafter provided:

(i)	Claim Determination

Determination by the Seller as to whether any claimed defect in any Warranted Part is a valid Warranty Claim will be made by the Seller, acting reasonably, and will be based on claim details, reports from the Seller’s regional representative, historical data logs, inspections, tests, findings during repair, defect analysis and other relevant documents and information. The Seller will make reasonable efforts to make such determination within thirty (30) Business Days of the submission of all information required by Clause 12.1.7(v).

(ii)	Transportation Costs

The cost of transporting a Warranted Part claimed to be defective to the facilities designated by the Seller will be borne by the Seller, ***.

(iii)	On-Aircraft Work by the Seller

If either (a) the Seller determines that a defect subject to this Clause 12.1 requires the dispatch by the Seller of a Seller’s working team to the Buyer’s facilities, to repair or correct such defect through implementation of one or more Seller’s Service Bulletins, or (b) the Seller accepts the return of an Aircraft to perform or have performed a repair or correction, then, the labor costs for such on-Aircraft work will be borne by the Seller at the In-House Warranty Labor Rate.

On-Aircraft work by the Seller will be undertaken only if, in the Seller’s opinion, the work requires the Seller’s technical expertise. In such case, the Seller and the Buyer will agree on a schedule and place for the work to be performed.

(iv)	Return of an Aircraft

If the Buyer desires to return an Aircraft to the Seller for consideration of a Warranty Claim, the Buyer will notify the Seller of its intention to do so, and the Seller will, prior to such return, have the right to inspect such Aircraft, and without prejudice to the Seller’s rights hereunder, to repair such Aircraft either at the Buyer’s facilities or at another place acceptable to the Seller. *** Aircraft by the Buyer to the Seller and return of such Aircraft to the Buyer’s facilities will be at the Buyer’s expense.

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(v)	Warranty Claim Substantiation

For each claim under this Clause 12.1 the Buyer will give written notice (a “Warranty Claim”) to the Seller that contains at least the data listed below with respect to an Aircraft or Warranted Part, as applicable. The Buyer will deliver the Warranty Claim *** of discovering each defect giving rise to a claim by the Buyer under this Clause 12.

The minimum data to be supplied are as follows:

(a)	Description of the defect and any action taken,

(b)	Date of incident and/or removal,

(c)	Description of the Warranted Part claimed to be defective,

(d)	Part number,

(e)	Serial number (if applicable),

(f)	Position on Aircraft, according to Catalog Sequence Number of the Illustrated Parts Catalog, Component Maintenance Manual or Structural Repair Manual as applicable,

(g)	***, total flying hours or dates operated, as applicable, at the date of appearance of a defect,

(h)	Time since last shop visit before appearance of the defect,

(i)	Manufacturer’s serial number or “MSN” of the Aircraft and/or its registration number,

(j)	***, Aircraft total flying hours and/or number of landings at the date of appearance of defect,

(k)	Claim number,

(l)	Date of claim and

(m)	Date of Delivery of an Aircraft to the Buyer.

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Warranty Claims are to be addressed as follows:

AIRBUS

CUSTOMER SERVICES DIRECTORATE

WARRANTY ADMINISTRATION

ROND-POINT MAURICE BELLONTE

B.P. 33

F-31707 BLAGNAC CEDEX

FRANCE

Or electronically through Airbus World, using the contracts and warranty administration tool.

(vi)	Replacements

Replaced components, equipment, accessories or parts will become the Seller’s property.

Title to and risk of loss of any Aircraft, component, accessory, equipment or part returned by the Buyer to the Seller will at all times remain with the Buyer, except that (i) when the Seller has possession of a returned Aircraft, component, accessory, equipment or part to which the Buyer has title, the Seller will have such responsibility therefor as is chargeable by law to a bailee for hire, but the Seller will not be liable for loss of use, and (ii) title to and risk of loss of a returned component, accessory, equipment or part will pass to the Seller on shipment by the Seller to the Buyer of any item furnished by the Seller to the Buyer as a replacement therefor. Upon the Seller’s shipment to the Buyer of any replacement component, accessory, equipment or part provided by the Seller pursuant to this Clause 12.1, title to and risk of loss of such replacement component, accessory, equipment or part will pass to the Buyer.

(vii)	Rejection

The Seller will provide reasonable written substantiation in case of rejection of a Warranty Claim. The Buyer will pay to the Seller reasonable inspection and test charges incurred by the Seller in connection with the investigation and processing of a rejected Warranty Claim.

(viii)	Inspection

The Seller will have the right to inspect the affected Aircraft and documents and other records relating thereto in the event of any claim under this Clause 12.1.

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12.1.8	In-house Warranty

(i)	Authorization

The Buyer is hereby authorized to repair Warranted Parts, subject to the terms of this Clause 12.1.8 (“In-house Warranty Repair”). ***, when the estimated cost of an In-house Warranty Repair ***, the Buyer will notify the Resident Customer Support Representative, of its decision to perform any in-house repairs before such repairs are commenced. *** the Buyer’s notice will include sufficient detail regarding the defect, estimated labor hours and material to allow the Seller to ascertain the reasonableness of the estimate. The Seller will use reasonable efforts to ensure a prompt response and will not unreasonably withhold authorization.

(ii)	Conditions of Authorization

The Buyer will be entitled to the benefits under this Clause 12.1.8 for repair of Warranted Parts:

(a)	if the Buyer complies with the terms of Clause 12.1.8(i);

(b)	if adequate facilities and qualified personnel are available to the Buyer.

(c)	provided that repairs are to be performed in accordance with the Seller’s written instructions set forth in applicable Technical Data and

(d)	only to the extent specified by the Seller, or, in the absence of the Seller’s specifying, to the extent reasonably necessary to correct the defect, in accordance with the standards set forth in Clause 12.1.10.

(iii)	Seller’s Rights

The Seller will have the right to require the return to Seller of any Warranted Part, or any part removed therefrom, that is claimed to be defective, if, in the Seller’s judgment, the nature of the claimed defect requires technical investigation. Such delivery will be subject to the provisions of Clause 12.1.7(ii).

The Seller will have the right to have a representative present during the disassembly, inspection and testing of any Warranted Part claimed to be defective.

(iv)	In-house Warranty Claim Substantiation

Claims for In-house Warranty Repair credit must be submitted to the Seller no later than *** after completion of such In-house Warranty Repair, and will comply with the requirements for Warranty Claims under Clause 12.1.6(v) and in addition will include:

(a)	a report of technical findings with respect to the defect,

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(b)	for parts required to remedy the defect:

(c)	part numbers, serial numbers (if applicable), description of the parts, quantity of parts, unit price of parts, copies of related Seller’s or third party’s invoices (if applicable), total price of parts

(d)	detailed number of labor hours,

(e)	In-house Warranty Labor Rate, and

(f)	total claim value.

(v)	Credit

The Buyer’s sole remedy, and the Seller’s sole obligation and liability, in respect of In-house Warranty Repair claims, will be a credit to the Buyer’s account. Such credit will be equal to the sum of the direct labor cost expended in performing such repair, plus the direct cost of materials incorporated in the repair. Such costs will be determined as set forth below.

(a)	To determine direct labor costs, only the man-hours spent on removal from the Aircraft disassembly, inspection, repair, reassembly, and final inspection and test of the Warranted Part, and reinstallation thereof on the Aircraft will be counted. The hours required for maintenance work concurrently being carried out on the Aircraft or other Warranted Part will not be included.

(b)	The hours counted as set forth in Clause 12.1.8 (v)(a) above will be ***, which is deemed to represent the Buyer’s composite average hourly labor rate (excluding all fringe benefits, premium time allowances, social security charges, business taxes and similar items) paid to the Buyer’s employees or to a third party that the Buyer has authorized to perform the repair, whose jobs, in both cases, are directly related to the performance of the repair. This labor rate is *** (the “In-house Warranty Labor Rate”).

The In-house Warranty Labor Rate is subject to adjustment *** Labor Index defined in the Seller Price Revision Formula.

(c)	Direct material costs are determined by the prices at which the Buyer acquired such material, excluding any parts and materials used for overhaul furnished free of charge by the Seller.

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(vi)	Limitation on Credit

The Buyer will in no event be credited for repair costs (labor or material) for any Warranted Part to the extent such repair costs exceed in the *** for a replacement of such defective Warranted Part provided such replacement part is available for purchase.

The Seller will substantiate such Seller costs in writing on reasonable request by the Buyer.

(vii)	Scrapped Material

The Buyer may, with the agreement of the Seller’s Resident Customer Support Representative, scrap any defective Warranted Parts that are beyond economic repair and not required for technical evaluation.

If the Buyer does not obtain the agreement of the Seller’s Resident Customer Support Representative to scrap a Warranted Part immediately, the Buyer will retain such Warranted Part and any defective part removed from a Warranted Part during repair for a period of either *** after the date of completion of repair or *** after submission of a claim for In-house Warranty Repair credit relating thereto, whichever is longer. Such parts will be returned to the Seller *** of receipt of the Seller’s request therefor, made within such retention periods.

A record of scrapped Warranted Parts, certified by an authorized representative of the Buyer, will be kept in the Buyer’s file for at least the duration of the Warranty Period.

(viii)	DISCLAIMER OF SELLER LIABILITY FOR BUYER’S REPAIR

THE SELLER WILL NOT BE LIABLE FOR, AND THE BUYER WILL INDEMNIFY THE SELLER AGAINST, THE CLAIMS OF ANY THIRD PARTIES FOR LOSSES DUE TO ANY DEFECT, NONCONFORMANCE OR PROBLEM OF ANY KIND, ARISING OUT OF OR IN CONNECTION WITH ANY REPAIR OF WARRANTED PARTS UNDERTAKEN BY THE BUYER UNDER THIS CLAUSE 12.1.8 OR ANY OTHER ACTIONS UNDERTAKEN BY THE BUYER UNDER THIS CLAUSE 12.1.8, WHETHER SUCH CLAIM IS ASSERTED IN CONTRACT OR IN TORT, OR IS PREMISED ON ALLEGED, ACTUAL, IMPUTED, ORDINARY OR INTENTIONAL ACTS OR OMISSIONS OF THE BUYER OR THE SELLER, ***.

12.1.9	Warranty Transferability

Notwithstanding the provisions of Clause 21.1, the warranties provided for in this Clause 12.1 for any Warranted Part will accrue to the benefit of any airline in revenue service other than the Buyer, if the Warranted Part enters into the possession of any such airline as a result of a pooling agreement between such airline and the Buyer, in accordance with the terms and subject to the limitations and exclusions of the foregoing warranties and to applicable laws or regulations.

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12.1.9.1	Warranty for Corrected, Replacement or Repaired Warranted Parts

Whenever any Warranted Part that contains a defect for which the Seller is liable under this Clause 12.1 has been corrected, repaired or replaced pursuant to the terms hereof, the period of the Seller’s warranty with respect to such corrected, repaired or replacement Warranted Part, will be the remaining portion of the original warranty in respect of such corrected, repaired or replaced Warranted Part or twelve (12) months, whichever is longer. If a defect is attributable to a defective repair or replacement by the Buyer, a Warranty Claim with respect to such defect will be rejected, notwithstanding any subsequent correction or repair, and will immediately terminate the remaining warranties under this Clause 12.1 in respect of the affected Warranted Part.

12.1.10	Good Airline Operation - Normal Wear and Tear

The Buyer’s rights under this Clause 12.1 are subject to the Aircraft and each component, equipment, accessory and part thereof being maintained, overhauled, repaired and operated in accordance with good commercial airline practice, all technical documentation and any other instructions issued by the Seller, the Suppliers or the Propulsion Systems Manufacturer and all applicable rules, regulations and directives of the relevant Aviation Authorities.

The Seller’s liability under this Clause 12.1 will not extend to normal wear and tear or to

(i)	any Aircraft or component, equipment, accessory or part thereof that has been repaired, altered or modified after Delivery in a manner other than that approved by the Seller;

(ii)	any Aircraft or component, equipment, accessory or part thereof that has been operated in a damaged state; or

(iii)	any component, equipment, accessory or part from which the trademark, trade name, part or serial number or other identification marks have been removed,

****.

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12.2	Service Life Policy

12.2.1	Scope and Definitions

In addition to the warranties set forth in Clause 12.1, the Seller agrees that should a Failure occur in any Item (as these terms are defined below), then, subject to the general conditions and limitations set forth in Clause 12.2.4, the provisions of this Clause 12.2 will apply.

For the purposes of this Clause 12.2:

(i)	“Item” means any of the Seller components, equipment, accessories or parts listed in Exhibit F that are installed on an Aircraft at any time during the period of effectiveness of the Service Life Policy specified in Clause 12.2.2.

(ii)	“Failure” means any breakage of, or defect in, an Item that materially impairs the utility or safety of the Item, provided that (a) any such breakage of, or defect in, such Item did not result from any breakage or defect in any other Aircraft part or component or from any other extrinsic force and (b) has occurred or can reasonably be expected to occur on a repetitive or fleetwide basis.

The Seller’s obligations under this Clause 12.1.2 are referred to as the “Service Life Policy.”

12.2.2	Periods and Seller’s Undertaking

Subject to the general conditions and limitations set forth in Clause 12.2.4, the Seller agrees that if a Failure occurs in an Item within fifteen (15) years after the Delivery of the Aircraft in which such Item is installed, the Seller will, at its discretion, as promptly as practicable and for a price that reflects the Seller’s financial participation as hereinafter provided, either:

(i)	design and furnish to the Buyer a correction for such Item and provide any parts required for such correction (including Seller designed standard parts but excluding industry standard parts), or

(ii)	replace such Item.

12.2.3	***

Any part or Item or part that the Seller is required to furnish to the Buyer under this Service Life Policy will be furnished to the Buyer at the ***, which will be determined in accordance with the following formula:

***

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12.2.4	General Conditions and Limitations

12.2.4.1	Notwithstanding any provision of this Clause 12.2, during the Warranty Period, all Items will be covered by the provisions of Clause 12.1 of this Agreement and not by the provisions of this Clause 12.2.

12.2.4.2	The Buyer’s remedies and the Seller’s obligations and liabilities under this Service Life Policy are subject to the following conditions:

(i)	The Buyer maintains log books and other historical records with respect to each Item adequate to enable the Seller to determine whether the alleged Failure is covered by this Service Life Policy and, if so, to define the portion of the cost to be borne by the Seller in accordance with Clause 12.2.3.

(ii)	The Buyer complies with the conditions of Clause 12.1.11.

(iii)	The Buyer implements specific structural inspection programs for monitoring purposes as may be established from time to time by the Seller. Such programs will be, to the extent possible, compatible with the Buyer’s operational requirements and will be carried out at the Buyer’s expense, reports relating thereto to be regularly furnished to the Seller.

(iv)	The Buyer reports in writing any breakage or defect to the Seller within *** after any breakage or defect in an Item becomes apparent, whether or not the breakage or defect can reasonably be expected to occur in any other Aircraft, and the Buyer provides the Seller with sufficient detail about the breakage or defect to enable the Seller to determine whether said breakage or defect is subject to this Service Life Policy.

12.2.4.3	Except as otherwise provided in this Clause 12.2, any claim under this Service Life Policy will be administered as provided in, and will be subject to the terms and conditions of, Clause 12.1.6. All claims under this Service Life Policy will include all information reasonably available to the Buyer regarding significant incidents relating to the relevant Aircraft.

12.2.4.4	If the Seller has issued a service bulletin modification applicable to an Aircraft, the purpose of which is to avoid a Failure, the Seller may elect to supply the necessary modification kit free of charge or under a pro rata formula established by the Seller. If such a kit is so offered to the Buyer, then, in respect of such Failure and any Failures that could ensue therefrom, the validity of the Seller’s commitment under this Clause 12.2 will be subject to the Buyer’s incorporating such modification in the relevant Aircraft, within a reasonable time, in accordance with the Seller’s instructions.

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12.2.4.5	THIS SERVICE LIFE POLICY IS NEITHER A WARRANTY, PERFORMANCE GUARANTEE, NOR AN AGREEMENT TO MODIFY ANY AIRCRAFT OR AIRFRAME COMPONENTS TO CONFORM TO NEW DEVELOPMENTS OCCURRING IN THE STATE OF AIRFRAME DESIGN AND MANUFACTURING ART. THE SELLER’S OBLIGATION UNDER THIS CLAUSE 12.2 IS TO MAKE ONLY THOSE CORRECTIONS TO THE ITEMS OR FURNISH REPLACEMENTS THEREFOR AS PROVIDED IN THIS CLAUSE 12.2. THE BUYER’S SOLE REMEDY AND RELIEF FOR THE NONPERFORMANCE OF ANY OBLIGATION OR LIABILITY OF THE SELLER ARISING UNDER OR BY VIRTUE OF THIS SERVICE LIFE POLICY WILL BE IN A CREDIT FOR GOODS AND SERVICES, LIMITED TO THE AMOUNT THE BUYER REASONABLY EXPENDS IN PROCURING A CORRECTION OR REPLACEMENT FOR ANY ITEM THAT IS THE SUBJECT OF A FAILURE COVERED BY THIS SERVICE LIFE POLICY AND TO WHICH SUCH NONPERFORMANCE IS RELATED, LESS THE AMOUNT THAT THE BUYER OTHERWISE WOULD HAVE BEEN REQUIRED TO PAY UNDER THIS CLAUSE 12.2 IN RESPECT OF SUCH CORRECTED OR REPLACEMENT ITEM. WITHOUT LIMITING THE EXCLUSIVITY OF WARRANTIES AND GENERAL LIMITATIONS OF LIABILITY PROVISIONS SET FORTH IN CLAUSE 12.5, THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL CLAIMS TO ANY FURTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING LOSS OF PROFITS AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES, ARISING UNDER OR BY VIRTUE OF THIS SERVICE LIFE POLICY.

12.3	Supplier Warranties and Service Life Policies

12.3.1	Seller’s Support

Before Delivery of the first Aircraft, the Seller will provide the Buyer with the warranties and service life policies that the Seller has obtained pursuant to the Supplier Product Support Agreements.

12.3.2	Supplier’s Default

12.3.2.1	***

12.3.2.2	If any Supplier under any Supplier service life policy referred to in to Clause 12.3.1 defaults in the performance of any material obligation under such service life policy, and (i) the Buyer has used its *** efforts to enforce its rights under such service life policy, and (ii) the Buyer submits within reasonable time to the Seller reasonable evidence that such default has occurred, then Clause 12.2 of this Agreement will apply to the extent the same would have applied had such component, equipment, accessory or part been listed in Exhibit F hereto, to the extent that the Seller can reasonably perform said Supplier’s service life policy.

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12.3.2.3	At the Seller’s request, the Buyer will assign to the Seller, and the Seller will be subrogated to, all of the Buyer’s rights against the relevant Supplier with respect to, and arising by reason of, such default and the Buyer will provide reasonable assistance to enable the Seller to enforce the rights so assigned.

12.4	Interface Commitment

12.4.1	Interface Problem

If the Buyer experiences any technical problem in the operation of an Aircraft or its systems due to a malfunction, the cause of which, after due and reasonable investigation, is not readily identifiable by the Buyer, but which the Buyer reasonably believes to be attributable to the design characteristics of one or more components of the Aircraft (an “Interface Problem”), the Seller will, if requested by the Buyer, and without additional charge to the Buyer, except for *** transportation of the Seller’s or its designee’s personnel to the Buyer’s facilities, promptly conduct or have conducted an investigation and analysis of such problem to determine, if possible, the cause or causes of the problem and to recommend such corrective action as may be feasible. The Buyer will furnish to the Seller all data and information in the Buyer’s possession relevant to the Interface Problem and will cooperate with the Seller in the conduct of the Seller’s investigations and such tests as may be required. At the conclusion of such investigation the Seller will promptly advise the Buyer in writing of the Seller’s opinion as to the cause or causes of the Interface Problem and the Seller’s recommendations as to corrective action.

12.4.2	Seller’s Responsibility

If the Seller determines that the Interface Problem is primarily attributable to the design of a Warranted Part, the Seller will, if requested by the Buyer, correct the design of such Warranted Part pursuant to the terms and conditions of Clause 12.1.

12.4.3	Supplier’s Responsibility

If the Seller determines that the Interface Problem is primarily attributable to the design of any Supplier Part, the Seller will at the Buyer’s request, assume the management of the resolution of the interface problem and make reasonable efforts to find a solution satisfactory to the Buyer.

12.4.4	Joint Responsibility

If the Seller determines that the Interface Problem is attributable partially to the design of a Warranted Part and partially to the design of any Supplier Part, the Seller will, if requested by the Buyer, ***. The Seller will promptly advise the

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Buyer of any corrective action proposed by the Seller and any such Supplier. Such proposal will be consistent with any then existing obligations of the Seller hereunder and of any such Supplier to the Buyer. Such corrective action, unless reasonably rejected by the Buyer, will constitute full satisfaction of any claim the Buyer may have against either the Seller or any such Supplier with respect to such Interface Problem.

12.4.5	General

12.4.5.1	All requests under this Clause 12.4 will be directed both to the Seller and to the affected Suppliers.

12.4.5.2	Except as specifically set forth in this Clause 12.4, this Clause 12.4 will not be deemed to impose on the Seller any obligations not expressly set forth elsewhere in this Agreement.

12.4.5.3	All reports, recommendations, data and other documents furnished by the Seller to the Buyer pursuant to this Clause 12.4 will be deemed to be delivered under this Agreement and will be subject to the terms, covenants and conditions set forth in this Clause 12 and in Clause 22.10.

12.5	Exclusivity of Warranties

THIS CLAUSE 12 SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THIS AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICE DELIVERED BY THE SELLER UNDER THIS AGREEMENT.

THE BUYER RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS CLAUSE 12 ARE ADEQUATE AND SUFFICIENT TO PROTECT THE BUYER FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN THE GOODS AND SERVICES SUPPLIED UNDER THIS AGREEMENT. THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICE DELIVERED BY THE SELLER UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

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ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, GROSS NEGLIGENCE, INTENTIONAL ACTS, WILLFUL DISREGARD, IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;

ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

(I)	LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

(II)	LOSS OF PROFITS AND/OR REVENUES;

(III)	ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

THE WARRANTIES AND SERVICE LIFE POLICY PROVIDED BY THIS AGREEMENT WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER. IN THE EVENT THAT ANY PROVISION OF THIS CLAUSE 12 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS CLAUSE 12 WILL REMAIN IN FULL FORCE AND EFFECT.

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CLAIMS BY THE BUYER AGAINST THE SELLER FOR CONTRIBUTION TO THIRD PARTY CLAIMS BROUGHT AGAINST THE BUYER FOR PERSONAL INJURY OR PROPERTY DAMAGE ARE EXCLUDED FROM THIS CLAUSE 12.5 IF, AND ONLY TO THE EXTENT THAT, SUCH CONTRIBUTION CLAIMS ARISE OUT OF THE SELLER’S ACTIVITIES AS DESIGNER OR MANUFACTURER OF THE AIRCRAFT.

FOR THE PURPOSE OF THIS CLAUSE 12.5, “SELLER” WILL BE UNDERSTOOD TO INCLUDE THE SELLER, Seller AFFILIATES AND SUPPLIERS.

12.6	Duplicate Remedies

The remedies provided to the Buyer under Clause 12.1 and Clause 12.2 as to any defect in respect of the Aircraft or any part thereof are mutually exclusive and not cumulative. The Buyer will be entitled to the remedy that provides the maximum benefit to it, as the Buyer may elect, pursuant to the terms and conditions of this Clause 12 for any particular defect for which remedies are provided under this Clause 12; provided, however, that the Buyer will not be entitled to elect a remedy under both Clause 12.1 and Clause 12.2 for the same defect. The Buyer’s rights and remedies herein for the nonperformance of any obligations or liabilities of the Seller arising under these warranties will be in monetary damages limited to the amount the Buyer expends in procuring a correction or replacement for any covered part subject to a defect or nonperformance covered by this Clause 12, and the Buyer will not have any right to require specific performance by the Seller.

12.8	Negotiated Agreement

The Parties each acknowledge that:

(i)	the Specification has been agreed upon after careful consideration by the Buyer using its judgment as a professional operator of, and maintenance provider with respect to, aircraft used in public transportation and as such is a professional within the same industry as the Seller;

(ii)	this Agreement, and in particular this Clause 12, has been the subject of discussion and negotiation and is fully understood by the Buyer; and

(iii)	the price of the Aircraft and the other mutual agreements of the Buyer set forth in this Agreement were arrived at in consideration of, inter alia, the provisions of this Clause 12, specifically including the Exclusivity of Warranties set forth in Clause 12.

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UNQUOTE

2	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement.

3	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

4	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Kiran Rao

Its:	Deputy to COO Customers EVP Product Strategy

Accepted and Agreed

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Senior Vice President Finance,
Procurement and Treasurer

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CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

LETTER AGREEMENT NO. 14

TO THE AMENDED AND RESTATED

A350-900 PURCHASE AGREEMENT

As of 1 September 2017

UNITED AIRLINES, INC.

233 South Wacker Drive

Chicago, Illinois 60606

USA

Re: AIRCRAFT ORDER MATTERS

Dear Ladies and Gentlemen,

UNITED AIRLINES, INC. (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an Amended and Restated A350-900 Purchase Agreement dated as of the date hereof (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 14 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

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1.	***

1.1	The Seller offers the Buyer the *** certain Aircraft under the Agreement (the “***”), subject to the following terms and conditions:

(i)	The *** is only granted to the Buyer for *** of the Aircraft which are included in the Buyer’s *** order of forty-five (45) Aircraft, as follows (each a “***”):

a. Aircraft ***,

b. *** Aircraft with a Scheduled Delivery ***,

c. *** Aircraft with a Scheduled Delivery ***,

d. *** Aircraft with a Scheduled Delivery ***,

e. *** Aircraft with a Scheduled Delivery ***,

f. *** Aircraft with a Scheduled Delivery ***,

g. *** Aircraft with a Scheduled Delivery ***.

(ii)	The Buyer will give *** a one-time written notice of its desire to *** on a date falling between *** and *** (the “Decision Window”). Such notice shall identify all of the *** with respect to which the Buyer wishes to ***.

(iii)	Any *** for which the Buyer has exercised its *** under the conditions set out in this Clause 1 shall be referred to as “***” and the order for such particular Aircraft will be deemed ***, and the terms of Clauses 1 and 3 hereof shall apply.

Any *** for which the Buyer has *** under the conditions set out in this Clause 1 shall remain an Aircraft under the Agreement, and the Buyer’s *** with respect to such Aircraft shall lapse.

(iv)	Should the Buyer not exercise its *** pursuant to this Clause, the Buyer’s *** will lapse with respect to all ***, and the Buyer and ***.

1.2	Should the Buyer exercise its *** with respect to ***, which shall in such case be Aircraft ***, then:

(i)	*** made by the Buyer with respect to such ***, and

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(ii)	the *** advanced under the *** of even date hereof at the *** (as such terms are defined in such Financing Letter Agreement) shall ***.

1.3	Should the Buyer exercise its *** with respect to ***, then *** made by the Buyer with respect to any such ***.

2.	***

2.1	The Seller offers the Buyer the ***, in lieu of the ***, to renounce its *** and *** its firm order for the *** under this Agreement ***, subject to the following terms and conditions:

(i)	The *** is only granted to the Buyer with respect to the ***, and for a number of *** that is ***.

(ii)	The Buyer will give the Seller a one-time written notice of its desire to exercise its *** in lieu of its ***, on a date falling during the Decision Window. Such notice shall identify all of the *** with respect to which the Buyer wishes to exercise its ***. The Buyer and the Seller shall then formalize the firm order for the *** by way of a purchase agreement (the “***”), subject to Clause 2.2.

(iii)	Exercise by the Buyer of its *** with respect to ***.

(iv)	Any *** for which the Buyer has exercised its *** under the conditions set out in this Clause 2 shall be referred to as a “*** Aircraft” and will be *** and ordered under the ***, subject to the conditions of Clause 2.2 below being met. Should such conditions not be met, the *** Aircraft shall be deemed to be a ***, and the terms and conditions of Clauses 1 and 3 hereof shall apply.

Any *** for which the Buyer has not exercised its *** under the conditions set out in this Clause 2 shall remain an Aircraft under the Agreement, and the Buyer’s *** with respect to such Aircraft shall lapse.

(v)	Should the Buyer not exercise its *** pursuant to this Clause, the Buyer’s *** will lapse with respect to ***, and the Buyer and the Seller will have no more rights or obligations with respect to the ***.

2.2	The *** shall meet the following conditions:

(i)	The *** shall enter in full force and effect no later than on ***, and

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(ii)	The *** shall include applicable commercial conditions agreed between the Buyer and the Seller with respect to the sale by the Seller and the purchase by the Buyer of the ***, and

***

3.	A350 ***

3.1	Should the Buyer, at any time and for any reason, have less than *** Aircraft *** under the Agreement *** then, in addition to any other remedies available to Seller under the Agreement, ***

4.	***

Should the Buyer exercise its *** or its *** with respect to any of the *** in accordance with this Letter Agreement, then all *** based on a fleet size of *** A350-900 Aircraft shall be adjusted to reflect the revised fleet size, in a methodologically consistent manner.

5.	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement.

6.	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

7.	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Kiran Rao

Its:	Deputy to COO Customers EVP Product Strategy

Accepted and Agreed

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Senior Vice President Finance, Procurement and Treasurer

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